As filed with the Securities and Exchange Commission on April 30, 2007

                                                      Registration Nos. 33-95354
                                                                    and 811-9080

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 Pre-Effective Amendment                   [ ]
                 Post-Effective Amendment No. 17           [X]
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        [ ]
                                   ACT OF 1940
                                  Amendment No. 21         [X]

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 -----------------------------------------------
                           (Exact Name of Registrant)

                       KANSAS CITY LIFE INSURANCE COMPANY
                       ----------------------------------
                               (Name of Depositor)

                 3520 Broadway, Kansas City, Missouri 64111-2565
                 -----------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (816) 753-7000

     Name and Address of Agent for Service:                 Copy to:

              William A. Schalekamp                     W. Thomas Conner
       Kansas City Life Insurance Company        Sutherland Asbill & Brennan LLP
                  3520 Broadway                   1275 Pennsylvania Avenue, N.W.
        Kansas City, Missouri 64111-2565            Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
   [X] On May 1, 2007, pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] On (date) pursuant to paragraph (a)(1) of Rule 485

                      Title of securities being registered:
               Flexible Premium Variable Life Insurance Contracts

                                   PROSPECTUS
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       KANSAS CITY LIFE INSURANCE COMPANY

             STREET ADDRESS:                       SEND CORRESPONDENCE TO:
             3520 BROADWAY                          VARIABLE ADMINISTRATION
     KANSAS CITY, MISSOURI 64111-2565                  P.O. BOX 219364
        TELEPHONE (816) 753-7000                KANSAS CITY, MISSOURI 64121-9364
                                                   TELEPHONE (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund (Series I Shares)
   AIM V.I. Core Equity Fund (Series I Shares)
   AIM V.I. Technology Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   American Century VP Capital Appreciation Fund
   American Century VP Income & Growth Fund
   American Century VP International Fund
   American Century VP Mid Cap Value Fund
   American Century VP Ultra(R) Fund
   American Century VP Value Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
   American Century VP Inflation Protection Fund (Class II)

CALAMOS(R) ADVISORS TRUSt
   Calamos Growth and Income Portfolio

DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Shares
   Developing Leaders Portfolio - Initial Shares

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
INITIAL SHARES

FEDERATED INSURANCE SERIES
   Federated American Leaders Fund II
   Federated High Income Bond Fund II
   Federated Prime Money Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS CONTRAFUND(R)
PORTFOLIO
     VIP Contrafund(R) Portfolio (Service Class 2)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
   VIP Freedom Income Portfolio (Service Class 2)
   VIP Freedom 2010 Portfolio (Service Class 2)
   VIP Freedom 2015 Portfolio (Service Class 2)
   VIP Freedom 2020 Portfolio (Service Class 2)
   VIP Freedom 2025 Portfolio (Service Class 2)
   VIP Freedom 2030 Portfolio (Service Class 2)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Global Real Estate Securities Fund (Class 2)
   (formerly known as Franklin Real Estate Fund (Class 2))
   Franklin Small-Mid Cap Growth Securities Fund (Class 2)
   Templeton Developing Markets Securities Fund (Class 2)
   Templeton Foreign Securities Fund (Class 2)

JPMORGAN SERIES TRUST II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
   JPMorgan U.S. Large Cap Core Equity Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM)
   MFS Emerging Growth Series
   MFS Research Series
   MFS Research Bond Series
   MFS Strategic Income Series
   MFS Total Return Series
   MFS Utilities Series

SELIGMAN PORTFOLIOS, INC.
   Seligman Capital Portfolio (Class 2)
   Seligman Communications and Information Portfolio
   (Class 2)
   Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:

o   Option A: a level Death Benefit; and

o   Option B: a Death Benefit that fluctuates with the value of the Contract.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP THESE FOR FUTURE REFERENCE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      THIS PROSPECTUS IS DATED MAY 1, 2007.

PROSPECTUS CONTENTS
SUMMARY OF THE CONTRACT.............................................................  1
CONTRACT BENEFITS ..................................................................  1
CONTRACT RISKS......................................................................  2
PORTFOLIO RISKS.....................................................................  4
FEE TABLE ..........................................................................  4
       RANGE OF PORTFOLIO OPERATING EXPENSES ....................................... 10
       ANNUAL PORTFOLIO OPERATING EXPENSES.......................................... 10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE ......................................... 14
       KANSAS CITY LIFE INSURANCE COMPANY........................................... 14
       FIXED ACCOUNT ............................................................... 14
THE VARIABLE ACCOUNT AND THE FUNDS.................................................. 14
       KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT ............................. 14
       THE FUNDS ................................................................... 14
       ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS ........................... 18
       VOTING RIGHTS ............................................................... 19
CHARGES AND DEDUCTIONS ............................................................. 19
       PREMIUM EXPENSE CHARGE ...................................................... 19
       MONTHLY DEDUCTION ........................................................... 19
       DAILY MORTALITY AND EXPENSE RISK CHARGE ..................................... 21
       TRANSFER PROCESSING FEE ..................................................... 21
       SURRENDER CHARGE ............................................................ 22
       PARTIAL SURRENDER FEE........................................................ 23
       FUND EXPENSES ............................................................... 23
       OTHER TAX CHARGE............................................................. 24
THE CONTRACT........................................................................ 24
       PURCHASING A CONTRACT ....................................................... 24
       WHO SHOULD PURCHASE A CONTRACT .............................................. 24
       APPLYING FOR A CONTRACT...................................................... 24
       OWNERSHIP ................................................................... 24
       CHANGE OF OWNERSHIP.......................................................... 24
       DETERMINATION OF CONTRACT DATE .............................................. 25
       REPLACEMENT OF EXISTING INSURANCE............................................ 25
       FREE LOOK RIGHT TO CANCEL CONTRACT .......................................... 25
ALLOCATIONS AND TRANSFERS .......................................................... 26
       PREMIUM ALLOCATIONS AND CREDITING ........................................... 26
       TRANSFER PRIVILEGE .......................................................... 26
       DOLLAR COST AVERAGING PLAN .................................................. 28
       PORTFOLIO REBALANCING PLAN................................................... 28
       CHANGES IN THE CONTRACT OR BENEFITS ......................................... 29
       SUPPLEMENTAL AND/OR RIDER BENEFITS .......................................... 29
PREMIUM PAYMENTS ................................................................... 37
       PREMIUMS .................................................................... 37
       PREMIUM PAYMENTS TO PREVENT LAPSE ........................................... 38
HOW YOUR CONTRACT VALUES VARY....................................................... 39
       BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT ............................. 39
       DETERMINING THE CONTRACT VALUE .............................................. 39
       CASH SURRENDER VALUE......................................................... 40
       COMPANY HOLIDAYS ............................................................ 40
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT ...................................... 40
       AMOUNT OF DEATH BENEFIT PROCEEDS ............................................ 40

       COVERAGE OPTIONS ............................................................ 40
       INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION ................................ 41
       CHANGES IN COVERAGE OPTION .................................................. 41
       CHANGES IN SPECIFIED AMOUNT.................................................. 41
       SELECTING AND CHANGING THE BENEFICIARY ...................................... 42
CASH BENEFITS ...................................................................... 42
       CONTRACT LOANS .............................................................. 42
       SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE .......................... 43
       PARTIAL SURRENDERS .......................................................... 43
       MATURITY BENEFIT ............................................................ 44
       PAYMENT OPTIONS ............................................................. 44
       PAYMENT OF PROCEEDS ......................................................... 45
       REINSTATEMENT ............................................................... 45
TAX CONSIDERATIONS ................................................................. 45
       INTRODUCTION ................................................................ 45
       TAX STATUS OF THE CONTRACT .................................................. 46
       TAX TREATMENT OF CONTRACT BENEFITS .......................................... 46
       FOREIGN TAX CREDITS. ........................................................ 49
       POSSIBLE TAX LAW CHANGES .................................................... 49
       OUR INCOME TAXES ............................................................ 49
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE ......................... 49
       SALE OF THE CONTRACTS........................................................ 49
       TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS ........... 50
       LITIGATION................................................................... 51
       FINANCIAL STATEMENTS......................................................... 51
DEFINITIONS ........................................................................ 52
       APPENDIX - MAXIMUM SURRENDER CHARGE FACTORS.................................. 54
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS .............................. 55

SUMMARY OF THE CONTRACT

The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay premiums for insurance coverage. The Contract also provides for accumulation of premiums and a Cash Surrender Value if the Contract terminates. The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the premiums paid.

The Contract is built around its Contract Value. The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans). WE DO NOT GUARANTEE ANY MINIMUM CONTRACT VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail. THE "DEFINITIONS" SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

The Contract is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the Funds' prospectuses carefully before investing.

CONTRACT BENEFITS

    DEATH BENEFITS. We pay a death benefit to the beneficiary if the Insured dies while the Contract is in force and prior to the Contract's maturity date. We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured's death.

o Death Benefits are available as lump sum or under a variety of payment options.

o The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See "Applying for a Contract," page 24)

o   There are two Coverage Options available:

    Option A-- at least equal to the Specified Amount.
    Option B-- at least equal to the Specified Amount plus Contract Value. (See "Coverage Options," page 40)

o There is flexibility to change the Coverage Option and Specified Amount. (See "Changes in Coverage Option," page 41 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.

o   We deduct any Indebtedness from the amount payable.

    CASH BENEFITS

o CONTRACT LOANS. You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11th Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See "TAX CONSIDERATIONS," page 45)

o FULL SURRENDER. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS," page 45)

o PARTIAL SURRENDER. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. We will assess a surrender charge for any resulting reduction in the Specified Amount. Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 45)

o TRANSFERS. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any Transfer Processing Fee from the remaining Contract Value.

    TAX BENEFITS. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit. In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS," page 45)

     FREE LOOK RIGHT TO CANCEL. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 25) During this "free-look" period, we will allocate premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 26) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

    GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premium Payments to Prevent Lapse," page 38) However, we guarantee to keep the Contract in force during the first ten years of the Contract and during the ten years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 38)

    SUPPLEMENTAL BENEFITS. The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. Each is subject to its own requirements as to eligibility and additional cost.

o   Disability Continuance of Insurance
    -----------------------------------

o   Disability Premium Benefit Rider
    --------------------------------

o   Accidental Death Benefit
    ------------------------

o   Option to Increase Specified Amount
    -----------------------------------

o   Spouse's Term Insurance
    -----------------------

o   Children's Term Insurance
    -------------------------

o   Other Insured Term Insurance
    ----------------------------

o   Extra Protection
    ----------------

o   Monthly Benefit Rider
    ---------------------

o   Maturity Extension Rider
    ------------------------

o   Accelerated Death Benefit/Living Benefits Rider
    -----------------------------------------------

o   Acceleration of Death Proceeds Rider
    ------------------------------------

o   Accelerated Death Benefit/Terminal Illness Rider
    ------------------------------------------------

All of these riders may not be available in all states. Additional rules and limits apply to these supplemental and/or rider benefits. Please ask your Kansas City Life agent for further information or contact the Home Office.

    ILLUSTRATIONS. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. Such tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

    INVESTMENT RISK. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. In addition, we deduct Contract fees and charges from your Contract Value. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Contract Value. You could lose everything you invest. If you allocate net premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

    RISK OF LAPSE. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period. The purpose of the Grace Period is to give you the chance to pay enough premiums to keep your Contract in force. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The Grace Period is 61 days and starts when we send the notice. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of premiums required to prevent lapse will also vary. A lapse could result in adverse tax consequences.

    TAX RISKS. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws. If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax. (See "TAX CONSIDERATIONS," page 45)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

    RISK OF INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

    SURRENDER AND PARTIAL SURRENDER RISKS. During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate). (See "Risk of Lapse," above) A surrender or partial surrender may have tax consequences. (See "TAX CONSIDERATIONS," page 45)

    LOAN RISKS. A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

o Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

o A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

o If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

A loan may have tax consequences. In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. (See "TAX CONSIDERATIONS", page 45)

    RISK OF FREQUENT TRANSFERS. We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay premiums, make partial surrenders, or transfer Contract account value among the Subaccounts and the Fixed Account, or if you completely surrender the Contract, the Contract lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a representative Contract with an Insured having the characteristics set forth below. These minimum, maximum and representative charges may assist you in understanding the range of possible charges as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you actually pay under the Contract.

--------------------------------------------------------------------------------------------------------------
                                                TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------
      CHARGE                WHEN CHARGE IS DEDUCTED                            AMOUNT DEDUCTED
                                                             -------------------------------------------------
                                                              GUARANTEED CHARGE(1)         CURRENT CHARGE(1)
--------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE
CHARGE
--------------------------------------------------------------------------------------------------------------
State and Local Tax     Upon receipt of each Premium         2.25% of each Premium      2.25% of each Premium
Charge                  Payment                              Payment                    Payment
--------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)
--------------------------------------------------------------------------------------------------------------
Deferred Sales Load     Upon complete surrender, lapse,      30% of actual premiums     30% of actual premiums
                        or decrease in the Specified         paid up to a maximum       paid up to a maximum
                        Amount during the first 15           Premium amount shown       Premium amount shown
                        Contract Years (or during the 15     in the Contract(4)         in the Contract(4)
                        years following an increase in
                        Specified Amount(3))
--------------------------------------------------------------------------------------------------------------

(1)For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

(2)The Surrender charge is the sum of the Deferred Sales Load and the Deferred Administrative Expense.

(3)If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking class at the time of the increase.

(4)During the first 15 Contract Years (or the 15 years following an increase in Specified Amount), the Deferred Sales Load is 30% of actual Premiums paid up to a maximum premium amount shown in the Contract. We base the maximum premium amount shown in a Contract on the issue Age, sex, Specified Amount and smoking class of the Insured. The Deferred Sales Load decreases after the 9th
Contract Year to 0% in the 15th Contract Year.

--------------------------------------------------------------------------------------------------------------
                                                TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------
      CHARGE                WHEN CHARGE IS DEDUCTED                            AMOUNT DEDUCTED
                                                             -------------------------------------------------
                                                              GUARANTEED CHARGE(1)         CURRENT CHARGE(1)
--------------------------------------------------------------------------------------------------------------
Deferred Administrative     Upon surrender, lapse, or       $5.00 per $1,000 of         $5.00 per $1,000 of
Expense                     decrease in the Specified       Specified Amount(5)         Specified Amount(5)
                            Amount during the first 15
                            Contract Years (or during
                            the 15 years following
                            an increase in Specified
                            Amount)
--------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE       Upon each partial surrender     The lesser of 2% of the     The lesser of 2% of
                                                            amount surrendered or       the amount surrendered
                                                            $25                         or $25
--------------------------------------------------------------------------------------------------------------
TRANSFER PROCESSING FEE
--------------------------------------------------------------------------------------------------------------
                            Upon the first 6 transfers      No Charge                   No Charge
                            in a Contract Year
--------------------------------------------------------------------------------------------------------------
                            Upon each transfer over 6       $25 per transfer            $25 per transfer
                            in a Contract Year
--------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, then the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics set forth below. These charges may not be typical of the charges you will pay.

-------------------------

(5)During the first 5 Contract Years, the Deferred Administrative Expense is $5.00 per $1,000 of Specified Amount and grades down to zero at the end of 15 years as shown below:

------------------------------------------------------------------------------------------------------
End of           1-5      6       7       8        9      10      11      12      13      14      15
Contract Year
------------------------------------------------------------------------------------------------------
Charge per      $5.00   $4.50   $4.00   $3.50    $3.00   $2.50   $2.00   $1.50   $1.00   $0.50   $0.00
$1,000 of
Specified
Amount:
------------------------------------------------------------------------------------------------------

End of Contract Year means completed Contract Years or number of completed years following an increase in Specified Amount. The Deferred Administrative Expense applies at the end of each Contract Year.

--------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
      CHARGE                      WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
                                                             -------------------------------------------------
                                                                 GUARANTEED CHARGE(1)      CURRENT CHARGE(1)
--------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(6)
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge      On the Allocation Date and       $0.06 - $83.33 per       $0.05 - $26.63 per
                                each Monthly Anniversary Day     $1,000 of net amount     $1,000 of net amount
                                                                 at risk(7) per month     at risk7 per month
--------------------------------------------------------------------------------------------------------------
Charges for a Male              On the Allocation Date and       $0.12 per $1,000 of      $0.12 per $1,000
Preferred Nonsmoker Age         each Monthly Anniversary Day     net amount at risk(7)    of net amount at
30, $225,000 in the first                                        per month                risk(7) per month
Contract year
--------------------------------------------------------------------------------------------------------------
MONTHLY EXPENSE CHARGE(8)
--------------------------------------------------------------------------------------------------------------
Maintenance Charge              On the Contract Date and on      $6.00 per month          $6.00 per month
                                each Monthly Anniversary Day
--------------------------------------------------------------------------------------------------------------
Acquisition Charge              On the Contract Date and on      $20.00 per month         $20.00 per month
                                each Monthly Anniversary Day
                                for the first Contract Year
                                and for 12 months following
                                the effective date of an
                                increase in Specified Amount
--------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE           Daily                            Annual rate of 0.90%     Annual rate of 0.90%
RISK CHARGE                                                      of the average daily     of the average daily
                                                                 net assets of each       net assets of each
                                                                 Subaccount you are       Subaccount you are
                                                                 invested in              invested in
--------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE(9)     At the end of each Contract      2%                       2%
                                Year
--------------------------------------------------------------------------------------------------------------

---------------------------------
(6)Costs of insurance charges vary based on the Insured's age, sex, and number of completed Contract Years, Specified Amount, and risk class. The charge generally increases as the Insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract. More detailed information concerning your cost of insurance charges is available on request from our Home Office.

(7)The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.

(8)The monthly expense charge is the sum of the Maintenance Charge and the Acquisition Charge.

(9)The maximum guaranteed and current net cost of loans is 2.0% annually. The net cost of a loan is the difference between the rate of interest charged on Loan Balance (6.0%) and the amount credited to the Loan Amount (4.0%). Preferred loans are available beginning in the eleventh Contract Year. We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%. Therefore, the net cost of a preferred loan is 0% per year.

--------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
      CHARGE                     WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
                                                             -------------------------------------------------
                                                                 GUARANTEED CHARGE(1)      CURRENT CHARGE(1)
--------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES(10)
--------------------------------------------------------------------------------------------------------------
DISABILITY CONTINUANCE OF
INSURANCE
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0.01 - $0.52 per         $0.01 - $0.32 per
Charge                        each Monthly Anniversary Day         $1,000 of rider           $1,000 of rider
                                                                   coverage amount           coverage amount
                                                                   per month                 per mont
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $0.03 per $1,000 of       $0.01 per $1,000
Preferred Nonsmoker Age       each Monthly Anniversary Day         rider coverage            of rider coverage
35, $200,000 in the first                                          amount per month          amount per month
Contract Year
--------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM
BENEFIT RIDER
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0.08 - $0.32 per         $0.04 - $0.15 per
Charge                        each Monthly Anniversary Day         $1.00 of rider            $1.00 of rider
                                                                   coverage amount per       coverage amount
                                                                   month                     per month
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $0.10 per $1.00 of        $0.05 per $1.00
Preferred Nonsmoker Age       each Monthly Anniversary Day         rider coverage            of rider coverage
30, $200,000 in the first                                          amount per month          amount per month
Contract Year
--------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0 - $0.16 per $1,000     $0 - $0.16 per
Charge                        each Monthly Anniversary Day         of rider coverage         $1,000 of rider
                                                                   amount per month          coverage amount
                                                                                             per month
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $0.09 per $1,000 of       $0.09 per $1,000
Preferred Nonsmoker Age       each Monthly Anniversary Day         rider coverage            of rider coverage
40, $250,000 in the first                                          amount per month          amount per month
Contract Year
--------------------------------------------------------------------------------------------------------------

------------------

(10)Charges for most of the riders vary based on the Insured's issue or actual age, sex, and risk class, and may vary based on Contract Year and base Specified Amount or net amount at risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Contract's specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

--------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
      CHARGE                     WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
                                                             -------------------------------------------------
                                                                 GUARANTEED CHARGE(1)      CURRENT CHARGE(1)
--------------------------------------------------------------------------------------------------------------
OPTION TO INCREASE
SPECIFIED AMOUNT
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0.05 - $0.18 per         $0.05 - $0.18 per
Charge                        each Monthly Anniversary Day         $1,000 of rider           $1,000 of rider
                                                                   coverage amount per       coverage amount
                                                                   month                     per month
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $0.09 per $1,000 of       $0.09 per $1,000
Preferred Nonsmoker Age       each Monthly Anniversary Day         rider coverage            of rider coverage
40, $100,000 in the first                                          amount per month          amount per month
Contract year
--------------------------------------------------------------------------------------------------------------
SPOUSE'S TERM INSURANCE
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0 - $2.18 per $1,000     $0 - $2.18 per
Charge                        each Monthly Anniversary Day         of rider coverage         $1,000 of rider
                                                                   amount per month          coverage amount
                                                                                             per month
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $1.55 per $1,000 of       $1.55 per $1,000
Preferred Nonsmoker Age       each Monthly Anniversary Day         rider coverage            of rider coverage
40, $250,000 in the first                                          amount per month          amount per month
Contract Year
--------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM               On rider's effective date and on     $0.54 per $1,000 of       $0.54 per $1,000
INSURANCE                     each Monthly Anniversary day         rider coverage            of rider coverage
                                                                   amount per month          amount per month
--------------------------------------------------------------------------------------------------------------
OTHER INSURED TERM
INSURANCE
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0.06 - $26.63 per        $0.05 - $26.63
Charge                        each Monthly Anniversary Day         $1,000 of rider           per $1,000 of
                                                                   coverage amount per       rider coverage
                                                                   month                     amount per month
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $0.15 per $1,000 of       $0.15 per $1,000
Preferred Nonsmoker Age       each Monthly Anniversary Day         rider coverage            of rider coverage
35, $250,000 in the first                                          amount per month          amount per month
Contract Year
--------------------------------------------------------------------------------------------------------------
EXTRA PROTECTION RIDER
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0.06 - $26.63 per        $0.05 - $20.36
Charge                        each Monthly Anniversary Day         $1,000 of rider           per $1,000 of
                                                                   coverage amount per       rider coverage
                                                                   month                     amount per month
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $0.20 per $1,000 of       $0.11 per $1,000
Preferred Nonsmoker Age       each Monthly Anniversary Day         rider coverage            of rider coverage
40, $200,000 in the first                                          amount per month          amount per month
Contract Year
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
      CHARGE                     WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
                                                             -------------------------------------------------
                                                                 GUARANTEED CHARGE(1)      CURRENT CHARGE(1)
--------------------------------------------------------------------------------------------------------------
MONTHLY BENEFIT RIDER
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0.37 - $22.05 per       $0.31 - $22.05 per
Charge                        each Monthly Anniversary Day         $100 of monthly          $100 of monthly
                                                                   coverage amount          coverage amount
--------------------------------------------------------------------------------------------------------------
Charges for a Male            On rider's effective date and on     $2.40 per $100 of        $2.04 per $100 of
Preferred Nonsmoker Age       each Monthly Anniversary Day         monthly coverage         monthly coverage
40, $250,000 in the first                                          amount for a 20          amount for a 20
Contract Year                                                      year payout              year payout
--------------------------------------------------------------------------------------------------------------
ACCELERATION OF DEATH
PROCEEDS RIDER
--------------------------------------------------------------------------------------------------------------
Minimum and Maximum           On rider's effective date and on     $0.03 - $15.00 per       $0.01 - $8.25 per
Charge                        each Monthly Anniversary Day         $1000 of rider           $1,000 of rider
                                                                   coverage amount per      coverage amount
                                                                   month                    per month
--------------------------------------------------------------------------------------------------------------
Charge for a 42 year-old      On rider's effective date and on     $0.11 per $1,000 of      $0.04 per $1,000
male Preferred Non-           each Monthly Anniversary Day         rider coverage           of rider coverage
Smoker and a Contract with                                         amount per month         amount per month
a $400,000 Specified
Amount during the first
Contract Year
--------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH             On payment of the Accelerated        $250 processing fee      Not applicable
BENEFIT/LIVING BENEFITS       Death Benefit
RIDER
--------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH
BENEFIT/ TERMINAL ILLNESS
RIDER
--------------------------------------------------------------------------------------------------------------
                              On payment of the Accelerated        $200 processing fee,     The interest
                              Death Benefit                        the interest charge      charge is equal to
                                                                   is equal to the          the accelerated
                                                                   accelerated death        death benefit
                                                                   benefit amount           amount multiplied
                                                                   multiplied by the        by the applicable
                                                                   applicable loan          loan interest
                                                                   interest rate            rate divided by 1
                                                                   divided by 1 plus        plus the loan
                                                                   the loan interest        interest rate. The
                                                                   rate. The loan           loan interest rate
                                                                   interest rate            is stated in your
                                                                   is stated in your        Contract.
                                                                   Contract.
--------------------------------------------------------------------------------------------------------------
MATURITY EXTENSION RIDER                 NA                        No Charge                No Charge
--------------------------------------------------------------------------------------------------------------

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts," page 49.

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2006. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES(11)

---------------------------------------------------------------------------------------------------------
                                                                            MINIMUM         MAXIMUM
                                                                            -------         -------
                                                                             0.27%           1.72%
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)
---------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2006.

ANNUAL PORTFOLIO OPERATING EXPENSES(12)

    (expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        MANAGEMENT    12B-1/    OTHER     ACQUIRED     TOTAL     CONTRACTUAL FEE    TOTAL PORTFOLIO
                                    FEES      SERVICE   EXPENSES     FUND     PORTFOLIO      WAIVER OR       ANNUAL OPERATION
                                               FEES                FEES AND     ANNUAL        EXPENSE         EXPENSES AFTER
                                                                   EXPENSES   OPERATING    REIMBURSEMENT       REIMBURSEMENT
                                                                               EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation       0.61%       NA       0.30%       NA         0.91%(13)        NA                  NA
Fund (Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund           0.61%       NA       0.28%      0.02%       0.91%(13)        NA                  NA
(Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I Technology Fund             0.75%       NA       0.37%       NA         1.12%(13)        NA                  NA
(Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Capital         1.00%       NA       0.00%       NA         1.00%(14)        NA                  NA
Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Income &        0.70%       NA       0.00%       NA         0.70%(14)        NA                  NA
Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP                 1.23%       NA       0.00%       NA         1.23%(14)        NA                  NA
International Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Mid Cap         1.00%       NA       0.00%       NA         1.00%(14)        NA                  NA
Value Fund
-----------------------------------------------------------------------------------------------------------------------------

-----------------

(11)The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown. If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

(12)These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value. The investment adviser of each Fund or the Fund provided the above information, and Kansas City Life has not independently verified it. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown. See the Portfolios' prospectuses for more complete information.

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        MANAGEMENT    12B-1/    OTHER     ACQUIRED     TOTAL     CONTRACTUAL FEE    TOTAL PORTFOLIO
                                    FEES      SERVICE   EXPENSES     FUND     PORTFOLIO      WAIVER OR       ANNUAL OPERATION
                                               FEES                FEES AND     ANNUAL        EXPENSE         EXPENSES AFTER
                                                                   EXPENSES   OPERATING    REIMBURSEMENT       REIMBURSEMENT
                                                                               EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)        1.00%        NA      0.00%        NA         1.00%(14)        NA                   NA
Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Value           0.93%        NA      0.00%        NA         0.93%(14)        NA                   NA
Fund
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS II, INC.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation       0.49%       0.25%    0.01%        NA         0.75%(15)        NA                   NA
Protection Fund (Class II)
-----------------------------------------------------------------------------------------------------------------------------
CALAMOS(R) ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income           0.75%        NA      0.52%        NA         1.27%            NA                   NA
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial    0.75%        NA      0.07%        NA         0.82%            NA                   NA
Shares
-----------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio -      0.75%        NA      0.07%      0.02%        0.84%            NA                   NA
Initial Shares
-----------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,           0.25%        NA      0.02%        NA         0.27%            NA                   NA
INC. - INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY                0.75%        NA      0.08%        NA         0.83%            NA                   NA
RESPONSIBLE GROWTH FUND,
INC. - INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------
Federated American Leaders          0.75%        NA      0.40%        NA         1.15%           0.25%                0.90%
Fund II
-----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond          0.60%        NA      0.40%        NA         1.00%           0.25%                0.75%
Fund II
-----------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II       0.50%        NA      0.61%        NA         1.11%           0.46%                0.65%
-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance
Products Contrafund(R)
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio         0.57%       0.25%    0.09%        NA         0.91%(16)        NA                   NA
(Service Class 2)
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS
-----------------------------------------------------------------------------------------------------------------------------
VIP Freedom Income Portfolio         NA         0.25%    0.00%      0.46%       0 .71%            NA                   NA
(Service Class 2)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        MANAGEMENT    12B-1/    OTHER     ACQUIRED     TOTAL     CONTRACTUAL FEE    TOTAL PORTFOLIO
                                    FEES      SERVICE   EXPENSES     FUND     PORTFOLIO      WAIVER OR       ANNUAL OPERATION
                                               FEES                FEES AND     ANNUAL        EXPENSE         EXPENSES AFTER
                                                                   EXPENSES   OPERATING    REIMBURSEMENT       REIMBURSEMENT
                                                                               EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2010 Portfolio            NA       0.25%     0.00%        0.57%      0.82%           NA                  NA
(Service Class 2)
-----------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2015 Portfolio            NA       0.25%     0.00%        0.61%      0.86%           NA                  NA
(Service Class 2)
-----------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2020 Portfolio            NA       0.25%     0.00%        0.64%      0.89%           NA                  NA
(Service Class 2)
-----------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2025 Portfolio            NA       0.25%     0.00%        0.65%      0.90%           NA                  NA
(Service Class 2)
-----------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2030 Portfolio            NA       0.25%     0.00%        0.68%      0.93%           NA                  NA
(Service Class 2)
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
-----------------------------------------------------------------------------------------------------------------------------
Franklin Global Real Estate         0.47%      0.25%     0.03%          NA       0.75%           NA                  NA
Securities Fund (Class 2)
(formerly known as Franklin
Real Estate Fund (Class 2))
-----------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth       0.48%      0.25%     0.29%        0.01%      1.03%         0.01%               1.02%(17)
Securities Fund (Class 2)
-----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets        1.23%      0.25%     0.24%          NA       1.72%           NA                  NA
Securities Fund (Class 2)
-----------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities        0.63%      0.25%     0.15%        0.03%      1.06%         0.03%               1.03%(17)
Fund (Class 2)
-----------------------------------------------------------------------------------------------------------------------------
JPMORGAN SERIES TRUST II
-----------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value              0.70%        NA      0.55%        0.01%(18)  1.26%         0.01%(19)           1.25%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company              0.60%        NA      0.55%        0.01%(18)  1.16%         0.01%(19)           1.15%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap Core        0.35%        NA      0.50%          NA       0.85%           NA                  NA
Equity Portfolio
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST(SM)
-----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series          0.75%        NA      0.12%          NA       0.87%           NA                  NA
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Series                 0.75%        NA      0.14%          NA       0.89%           NA                  NA
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Bond Series            0.60%        NA      0.35%          NA       0.95%         0.25%(20,21)        0.70%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series         0.75%        NA      0.61%          NA       1.36%         0.48%(20)           0.88%
-----------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series             0.75%        NA      0.10%          NA       0.85%         0.02%(20)           0.83%
-----------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                0.75%        NA      0.11%          NA       0.86%           NA                  NA
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        MANAGEMENT    12B-1/    OTHER     ACQUIRED     TOTAL     CONTRACTUAL FEE    TOTAL PORTFOLIO
                                    FEES      SERVICE   EXPENSES     FUND     PORTFOLIO      WAIVER OR       ANNUAL OPERATION
                                               FEES                FEES AND     ANNUAL        EXPENSE         EXPENSES AFTER
                                                                   EXPENSES   OPERATING    REIMBURSEMENT       REIMBURSEMENT
                                                                               EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
-----------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio          0.40%      0.25%     0.65%        NA         1.30%           NA                 NA
(Class 2)
-----------------------------------------------------------------------------------------------------------------------------
Seligman Communications and         0.75%      0.25%     0.30%        NA         1.30%           NA                 NA
Information Portfolio (Class 2)
-----------------------------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value          1.00%      0.19%     0.13%        NA         1.32%           NA                 NA
Portfolio (Class 2)
-----------------------------------------------------------------------------------------------------------------------------

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts," page 49.

---------------------------------
(13)The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items, discussed below) to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. This expense limitation is in effect through at least April 30, 2008.

(14)The investment manager to American Century Variable Portfolios receives a unified management fee and out of that fee pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70% for the first $5 billion of the average net assets of this Fund and 0.65% over $5 billion. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the Fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $5 billion of the average net assets of the Fund, 0.98% of the next $5 billion, 0.97% of the next $5 billion, 0.96% of the next $5 billion, 0.95% of the next $5 billion, 0.90% of the next $5 billion, and 0.80% over $30 billion.

(15)For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.49% of the average net assets of the Class II shares of the Fund. Other expenses include the fees and expenses of the Fund's independent director and their legal counsel, as well as interest.

(16)A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.

(17)The manager has contractually agreed in advance to reduce its management fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(18)"Acquired Fund Fees and Expenses" are based on the allocation of the Fund's assets among the acquired funds calculated on a daily basis through the Fund's last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/06. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds as well as allocation of the Fund's assets and may be higher or lower than those shown.

(19)JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.25% for the JPMorgan Mid Cap Value Portfolio, 1.15% for the JP Morgan Small Company Portfolio, and 0.85% for the JP Morgan U.S. Large Cap Core Equity Portfolio of the average daily net assets through 4/30/08.

(20)MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(21)MFS has agreed in writing to reduce its management fee to 0.10% of average daily net assets annually. This written agreement will remain in effect until modified by the fund's Board of Trustees.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. CERTAIN GENERAL PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES MAY STILL APPLY.

You may allocate some or all of your premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfer Privilege", page
26) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the

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investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM VARIABLE INSURANCE FUNDS

    AIM V.I. CAPITAL APPRECIATION FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is growth of capital. The fund seeks to meet its objective by investing principally in common stocks of companies that are likely to benefit from new or innovative products, services, or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

    AIM V.I. CORE EQUITY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is growth of capital. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of established companies that have long-term above average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. Effective May 1, 2006, AIM V.I. Premier Equity Fund merged into AIM V.I. Core Equity Fund.

    AIM V.I. TECHNOLOGY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The Fund seeks capital growth. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    AMERICAN CENTURY VP CAPITAL APPRECIATION FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

    AMERICAN CENTURY VP INCOME & GROWTH FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

    AMERICAN CENTURY VP INTERNATIONAL FUND (MANAGER: AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

    AMERICAN CENTURY VP MID CAP VALUE FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Mid Cap Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.

    AMERICAN CENTURY VP ULTRA(R)FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

    AMERICAN CENTURY VP VALUE FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

    AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

CALAMOS ADVISORS TRUST

    CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income. The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

DREYFUS VARIABLE INVESTMENT FUND

    APPRECIATION PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; SUB-INVESTMENT ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least
80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

    DEVELOPING LEADERS PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

    DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R)in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

    THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES

    FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

    FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

    FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FIDELITY(R)VARIABLE INSURANCE PRODUCTS CONTRAFUND(R)PORTFOLIO

    VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Contrafund Portfolio is to seek long-term capital appreciation

FIDELITY(R) VARIABLE INSURANCE PRODUCTS

    VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom Income Portfolio seeks high total return with a secondary objective of principal preservation.

    VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2010 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2015 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2020 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2025 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2030 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND (CLASS 2) (FORMERLY KNOWN AS FRANKLIN REAL ESTATE FUND (CLASS 2)) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invests primarily to predominantly in equity securities.

    TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON INVESTMENT COUNSEL, LLC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

JPMORGAN SERIES TRUST II

    JPMORGAN MID CAP VALUE PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN SMALL COMPANY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. These small-cap securities will be primarily securities of companies located in the U.S. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in large-cap U.S. companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R)VARIABLE INSURANCE TRUST(SM)

    MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series fund investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series fund investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS RESEARCH BOND SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Bond Series fund investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series fund investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series fund investment objective is to seek total return. The fund's objective may be changed without shareholder approval.

    MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Utilities Series seeks fund investment objective is to seek total return. The fund's objective may be changed without shareholder approval.

SELIGMAN PORTFOLIOS, INC.

    SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

    SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER:
J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

    SELIGMAN SMALLER-CAP VALUE PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts. You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we may consider during the selection process is whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE VARIABLE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

We (or our affiliates) may receive payment from a Fund's investment adviser (or its affiliates). These payments may be used for any corporate purpose, including payment of expenses that the Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds. Kansas City Life and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds' prospectuses for more information). This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table--Annual Portfolio Operating Expenses" and "Sale of the Contracts.") The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. These payments decrease the Fund's investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts (see "Sale of the Contracts," page 49).

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses than the replaced fund. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.

Furthermore, we may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o   de-register it under that Act if registration is no longer required; or

o   combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions. This means that a small number of Owners may determine how we vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o   approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 2.25% Premium expense charge from each Premium Payment. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply premiums to your Contract net of the Premium Expense Charge.

State premium tax rates vary by state and currently range between 0.50% and 3.50%. We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Expense Charge that we deduct from each of your premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Premium Allocations and Crediting," page 22) The Monthly Deduction consists of:

(1) cost of insurance charges;

(2) monthly expense charges; and

(3) any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

    COST OF INSURANCE CHARGE. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

o   Standard Smoker--available issue Ages 15-80

o   Standard Nonsmoker--available issue Ages 0-80

o   Preferred Nonsmoker--available issue Ages 15-80

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted). If you have chosen Coverage Option A for your Death Benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount). (See "HOW YOUR CONTRACT VALUES VARY," page 39, for explanation of the factors that affect Contract Value). If you have chosen Option B for your Death Benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Cost of insurance rates for an Insured in a nonsmoker or smoker standard classes are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard risk class.

    COST OF INSURANCE RATES FOR INCREASES. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits," page 29) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute

40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

    MONTHLY EXPENSE CHARGE. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "Determination of Contract Date," page 25) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.

(2) an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

    SUPPLEMENTAL AND/OR RIDER BENEFIT CHARGES. These charges are part of the Monthly Deduction and vary by the benefit.

o Disability Continuance Insurance. We assess a monthly charge per $1,000 of rider coverage amount.

o Disability Premium Benefit Rider. We assess a monthly charge per $1,000 of rider coverage amount.

o Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.

o Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.

o Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.

o Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.

o Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.

o Extra Protection. We assess a monthly charge per $1,000 of rider coverage amount.

o Monthly Benefit Rider. We assess a monthly charge per $1,000 of rider coverage amount.

o   Maturity Extension Rider. We do not assess a charge for this rider.

o Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.

o Acceleration of Death Proceeds Rider. We assess a monthly charge per $1,000 of rider coverage amount.

o Accelerated Death Benefit/Terminal Illness Rider. We deduct a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current charge is at an annual rate of 0.90% of net assets. We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone, facsimile and electronic mail authorization request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years or the fifteen years following an increase in Specified Amount, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered; lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). THE SURRENDER CHARGE DEDUCTED UPON A REDUCTION IN SPECIFIED AMOUNT IS CALCULATED AS IF THE AMOUNT OF THE REDUCTION IS THE AMOUNT SURRENDERED. The surrender charge is the sum of two parts:

o   the deferred sales load; and

o   the deferred administrative expense.

The total surrender charge will not exceed the maximum surrender charge set forth in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. For purposes of calculation surrender charges deducted upon a decrease in Specified Amount due to a partial surrender, we allocate premiums paid based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each decrease bears to the total "coverage premium weighting factor" for the Contract. The "coverage premium weighting factor" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract. (See "Changes in Specified Amount," page 41) Also, for purposes of calculating the surrender charge, decreases in Specified Amount are taken on a "last-in, first-out" (LIFO) basis.

We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

o premiums paid are equal to or only slightly higher than the Guaranteed Monthly Premium shown in your Contract; or

o   if investment performance of the Subaccounts is too low.

    DEFERRED SALES LOAD. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts. The maximum deferred sales load is 30% of actual premiums paid up to a maximum Premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue Age, sex, Specified Amount and smoking and risk class applicable to the Insured. (See the Appendix for a chart that shows the maximum deferred sales load factor per $1,000 of Specified Amount for male and female smoker and non-smoker Insureds of varying ages in the standard risk class.) If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking and risk class at the time of the increase.

The deferred sales load in the first nine years of the surrender charge period is 30% of actual premiums paid up to the maximum Premium amount shown in the Contract. After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.

    DEFERRED ADMINISTRATIVE EXPENSE. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations.

The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount. The deferred administrative expense is a dollar amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount
------------------------------------------------------------------------

End of Year*        Deferred Administrative Expense
------------        -------------------------------
    1-5                        5.00
      6                        4.50
      7                        4.00
      8                        3.50
      9                        3.00
     10                        2.50
     11                        2.00
     12                        1.50
     13                        1.00
     14                        0.50
     15                        0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate monthly the deferred administrative expense between years. The charge for the first five years is level.

EXAMPLE. Assume that a 35-year old male smoker in a risk class of Preferred purchases a Contract with a $100,000 Specified Amount. He makes annual Premium payments of $1,000 per year for five Contract years. In year five, he surrenders the Contract.

    DEFERRED SALES LOAD PORTION OF THE SURRENDER CHARGE. The deferred sales load is equal to 30% of actual premiums paid up to a maximum premium amount shown in the Contract of $5,040. This maximum amount can be calculated by multiplying (i) the deferred sales load factor shown in the Appendix for a 35-year old male non-smoker in the Preferred risk class, or 50.40, by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the factors are expressed in amounts per $1,000 of Specified Amount). Since actual premiums paid, or $5,000, is less than the maximum premium amount, $5,040, the deferred sales load charge is 30% of actual premiums paid, or $1,500.

    DEFERRED ADMINISTRATIVE EXPENSE PORTION OF THE SURRENDER CHARGE. The deferred administrative expense is equal to a dollar amount per $1,000 of Specified Amount. This amount can be calculated by multiplying (i) $5.00 (since the Contract is surrendered in year five), by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the dollar amounts are expressed per $1,000 of Specified Amount). The result equals $500.

    TOTAL SURRENDER CHARGE. The total surrender charge is equal to the sum of the deferred sales load and the deferred administrative expense. In the above example, the total surrender charge is equal to the sum of (i) the deferred sales load, $1,500, and (ii) the deferred administrative charge, $500, or $2,000.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount. You pay this partial surrender fee on any partial surrender. You also pay a surrender charge as described above if the partial surrender reduces the Specified Amount during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses from Portfolio assets. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the accompanying prospectuses for the Funds.

OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts. We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

PURCHASING A CONTRACT

This Prospectus provides a general description of the Contracts. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required premium at our home office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial premium to the applicant.

For coverage under the TIA, you must pay an initial premium that is at least equal to two Guaranteed Monthly premiums. We require only one Guaranteed Monthly premium for Contracts when premium payments will be made under a pre-authorized payment or combined billing arrangement. (See "Premiums," page
26)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 45)

OWNERSHIP

The Insured is the owner unless otherwise provided in the application. As owner, you may exercise every right provided by your contract. These rights and privileges end at the Insured's death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving written notice to us. The change will be effective on the date your written notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership. You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

       CONTRACT DATE CALCULATED TO BE 29TH, 30TH OR 31ST OF MONTH

       No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

       PRE-AUTHORIZED CHECK PAYMENT PLAN (PAC) OR COMBINED BILLING
       (CB)--PREMIUM WITH APPLICATION

       If you request PAC or CB and provide the initial premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

       GOVERNMENT ALLOTMENT (GA) AND FEDERAL ALLOTMENT (FA)

       If you request GA or FA on the application and provide an initial premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial premium, the Contract Date will be the date we receive a full monthly allotment.

       CONVERSIONS

       If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase. The free look period expires on the latest of:

o 10 days after you receive your Contract or for an increase, your adjusted Contract;

o 45 days after your application for either the Contract or the increase in Specified Amount is signed; or

o   10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate premiums (less premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 50) The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial premium to the Federated Prime Money Fund II Subaccount. If we receive any additional premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit premiums received on or after the Reallocation Date as directed by you. The premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a premium payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We will not credit premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or premiums due to submission delays by your agent. We will not apply any premium until we have received the Contract application and/or premium from your agent.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o   we allow only one transfer each Contract Year from the Fixed Account;

o the amount transferred from the Fixed Account may not exceed the greatest of: 25% of the unloaned Fixed Account value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount); or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfr. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a written request for transfers. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 50) Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Standard Time to receive same day pricing of the transaction. Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

FREQUENT TRANSFERS AMONG SUBACCOUNTS. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

o   the requirement of a minimum time period between each transfer;

o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;

o implementing and administering redemption fees imposed by one or more of the Funds in the future; and

o requiring that a written request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile and electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

o   we have completed the designated number of transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o   you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you. We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone, facsimile and electronic mail if you have provided proper authorization. Portfolio rebalancing will terminate when:

o you request any transfer unless you authorize a change in allocation at that time; or

o   the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you. We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;

(3) reflect a change in the operation of the Variable Account; or

(4) provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

    DISABILITY CONTINUANCE OF INSURANCE (DCOI)

    Issue Ages: 15-55, renewal through age 59

    This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

    DISABILITY PREMIUM BENEFIT RIDER (DPB)

    Issue Ages: 15-55, renewal through 59

    This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

    ACCIDENTAL DEATH BENEFIT (ADB)

    Issue Ages: 5-60

    This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

    OPTION TO INCREASE SPECIFIED AMOUNT (ASSURED INSURABILITY - AI)

    Issue Ages: 0-38

    This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

    SPOUSE'S TERM INSURANCE (STI)

    Issue Ages: 15-50 (Spouse's age)

    This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

    CHILDREN'S TERM INSURANCE (CTI)

    Issue Ages: 14 Days - 17 Years (Children's ages)

    This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

    OTHER INSURED TERM INSURANCE (OI)

    Issue Ages: 0-65 (Other Insured's age)

    This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

    EXTRA PROTECTION (EXP)

    Issue Ages: 0-80

    This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.

    MATURITY EXTENSION RIDER (MER)

    Issue Ages: No restrictions

    This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.

    MONTHLY BENEFIT RIDER (MBR)

    Issue Ages: 20-55

    This rider pays a monthly benefit at the death of the insured. The Monthly Benefit is in addition to the death benefit payable under the base Contract. The Monthly Benefit Amount increases annually by 3% while the insured is alive (although a level benefit amount option is available). At death, the benefit amount then inforce is frozen and is payable each month until the point in time specified in the policy. The coverage expires at the date shown in the policy.

    ACCELERATED DEATH BENEFIT/LIVING BENEFITS RIDER (LBR)

    Issue Ages: No restrictions

    This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract's Death Benefit (adjusted to reflect present value and a processing fee). The rider provides two accelerated payment options:

    ADDING THE LBR TO YOUR CONTRACT OR ELECTING TO RECEIVE BENEFITS UNDER THE LBR MAY HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE ADDING THE LBR TO YOUR CONTRACT OR ELECTING TO RECEIVE BENEFITS UNDER THE LBR, AND TO DETERMINE WHAT, IF ANY, PORTION OF THE BENEFITS RECEIVED UNDER THE LBR MAY BE EXCLUDIBLE FROM INCOME FOR TAX PURPOSES.

    TERMINAL ILLNESS OPTION. This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%. You may elect to receive monthly payments or a single lump sum payment of equivalent value. If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

    NURSING HOME OPTION. This option will be available if:

    o the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and

    o we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

    An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:

    o  Medicare approved as a provider of skilled nursing care services;

    o licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or

    o  meets all the requirements listed below:

        o  licensed as a nursing home by the state in which it is located;

        o main function is to provide skilled, intermediate, or custodial nursing care;

        o engaged in providing continuous room and board accommodations to 3 or more persons;

        o under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);

        o  maintains a daily medical record of each patient; and

        o  maintains control and records for all medications dispensed.

    Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

    For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

-----------------------------------------------------------------------------
                            PAYMENT PERIOD IN     MINIMUM MONTHLY PAYMENT FOR
ATTAINED AGE OF INSURED           YEARS           EACH $1,000 OF BENEFIT BASE
-----------------------------------------------------------------------------
      64 and under                  10                     $10.50
-----------------------------------------------------------------------------
          65-67                      8                     $12.56
-----------------------------------------------------------------------------
          68-70                      7                     $14.02
-----------------------------------------------------------------------------
          71-73                      6                     $15.99
-----------------------------------------------------------------------------
          74-77                      5                     $18.74
-----------------------------------------------------------------------------
         78 - 81                     4                     $22.89
-----------------------------------------------------------------------------
         82 - 86                     3                     $29.80
-----------------------------------------------------------------------------
       87 and over                   2                     $43.64
-----------------------------------------------------------------------------

    With our consent, you may elect a longer payment period than shown in the table. If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%. We reserve the right to set a maximum monthly benefit of $5,000. If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

    AVAILABLE PROCEEDS. The available death benefit proceeds is the amount of proceeds available to be paid out under this rider. That amount is equal to the Death Benefit Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness. The amount excludes any term insurance from supplementary benefits or riders. You may elect to use all or part of your available death benefit proceeds under this rider, so long as the remaining available proceeds under your Contract equal at least $25,000. We reserve the right to limit the amount of available death benefit proceeds you place under this rider to $50,000.

    We use the amount of available proceeds you elect to place under this rider to determine the benefit base. The benefit base is the value we use to calculate the monthly benefit payable. We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured's eligibility for the benefit. In addition, we will consider, when applicable: (i) expected future premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge). The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available proceeds placed under the option of the Accelerated Death Benefit/Living Benefits rider you elect.

    EFFECT ON YOUR CONTRACT. If you use only a portion of your available proceeds under the rider, your Contract will remain in force. We will reduce premiums, values, and the amount of insurance in the same proportion as the reduction in available proceeds. Term insurance amounts provided by the supplement benefits or riders will not be affected.

    If you use all of your available proceeds under this rider, all other benefits under the Contract based on the Insured's life will end.

    CONDITIONS. Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:

    o your Contract must be in force and not have entered the Contract's grace period;

    o you must elect this option in writing in a form that meets our requirements;

    o  your Contract cannot be assigned except to us as security for a loan;
       and

    o  we may require you to send us the Contract.

    You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.

    TERMINATION. This rider terminates the earliest of:

    o  the date the Contract terminates for any reason;

    o  the date you cancel this rider;

    o  the date your Contract matures; or

    o the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

    You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds rider, but not both riders.

    ACCELERATION OF DEATH PROCEEDS RIDER (ADP)

    Issue Ages:  20 - 70

    This rider provides for payment of a portion of the Contract Death
    Proceeds Benefit prior to the death of the Insured. In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ADP rider. The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ADP rider. Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.

    More specifically, you may elect the confinement trigger if:

    A. the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home. The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home. An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

    (1) approved as a Medicare provider of skilled nursing care services;

    (2) licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or

    (3) meets all of the requirements listed below:

        o  licensed as a nursing home by the state in which it is located;

        o  main function is to provide skilled or intermediate nursing care;

        o engaged in providing continuous room and board accommodations to 3 or more persons;

        o under the supervision of a registered nurse or licensed practical nurse;

        o  maintains a daily medical record of each patient; and

        o  maintains control and records for all medications dispensed.

           Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and

    B. the Insured's confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ADP rider.

    You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:

    o being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity; or

    o requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ADP rider.

    To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ADP rider, at least two times a week.

    The activities of daily living are:

    o Bathing - Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.

    o Continence - The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

    o Dressing - Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

    o Eating - Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.

    o Toileting - Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    o  Transferring - Moving into or out of a bed, chair or wheelchair.

    There are five conditions associated with your right to receive payment under the ADP rider. First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us. Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition. Second, your Contract must be in force and not be in the grace period. Third, we must receive the approval of any assignee or irrevocable beneficiary under your Contract. Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement. We will pay for any second medical opinion we seek. Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis. Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

    You may elect to receive benefit payments monthly or in a lump sum.

    The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page. These amounts are the maximum payout amounts when the Insured qualifies for benefits. The
    Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider. The Benefit Base, however, may not cover all of the Insured's long-term expenses during the payout period. Please note that the total accelerated death benefits payable under all contracts or riders on the life a single insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. In addition to the ADP rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.

    Changes in your Contract's Specified Amount may affect the Benefit Base. If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ADP rider. Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base. The Benefit Base cannot exceed 90% of your Contract's Specified Amount.

    We will assess a monthly charge for the ADP rider. The cost of insurance rates for the ADP rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider. The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured's cost of insurance rate for the Contract. The cost of insurance rates for the ADP rider vary based on the Insured's age, gender, and risk class, the number of completed Contract years, and Specified Amount. We will continue to assess the monthly charge for the ADP rider during any period we make benefit payments under the rider.

    If you elect the ADP rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges. You should consult a tax adviser with respect to these charges.

    This rider has an elimination period. That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made. After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected. If the Death Benefit option on your Contract is Option B when benefits become payable, we will automatically change the Death Benefit Option to Option A. The new Option A Specified Amount will be the Specified Amount as described in the Contract's option change provision. The ADP rider will not cover the Insured's expenses during the elimination period.

    If your Contract has an outstanding loan balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the loan balance. We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.

    The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.

    A permanent lien will be placed on the Contract when benefits are paid.
    The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan. On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount. Thus, payments under the ADP rider will reduce the amount available on death, maturity, or surrender of the Contract. After the lien is exercised, there will be no further lien against the Contract.

    You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request. Accelerated death benefit payments under the ADP rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.

    Adding the ADP rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

    Under some circumstances, the benefits you receive under the ADP rider may be excludible in whole or in part from your income for Federal tax purposes. In some cases, in order to exclude benefits under the ADP rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill. The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ADP rider to determine whether and to what extent they may be excludible from income.

    YOU SHOULD CONSULT A TAX ADVISER BEFORE ADDING THE ADP RIDER TO YOUR CONTRACT OR ELECTING TO RECEIVE BENEFITS UNDER THE ADP RIDER, AND TO DETERMINE WHAT, IF ANY, PORTION OF BENEFITS RECEIVED UNDER THE ADP RIDER MAY BE EXCLUDIBLE FROM INCOME FOR TAX PURPOSES.

    Your rider contains more information about the ADP. Please read it carefully.

    THE CONTRACT DOES NOT PAY OR REIMBURSE EXPENSES INCURRED FOR SERVICES OR ITEMS THAT ARE REIMBURSABLE UNDER TITLE XVIII OF THE SOCIAL SECURITY ACT OR WOULD BE SO REIMBURSABLE BUT FOR THE APPLICATION OF A DEDUCTIBLE OR COINSURANCE AMOUNT.

    You may elect either the ADP rider or the Accelerated Death Benefit/Living Benefits rider but not both riders. If you elect the ADP rider, you may elect the Accelerated Death Benefit/Terminal Illness rider.

    EXAMPLE:

    Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000. The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.

    The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL). The request is for $2,000 a month for 100-month payment period. A Lien Amount of $200,000 is placed on the Contract.

    After the lien is applied as stated in the Contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

-----------------------------------------------------
Specified Amount                           $250,000
Benefit Base                               $200,000

Payment Amount                             $2,000
Claim Type                                 Monthly
Payment period                             100 months

Lien Amount                                $200,000

Unadjusted Contract Value                  $90,000
Unadjusted Loan Balance                    $10,000

Adjusted Benefit Base                      $0
Adjusted Specified Amount                  $50,000
Adjusted Contract Value                    $18,000
Adjusted Loan Balance                      $2,000
-----------------------------------------------------

    ACCELERATED DEATH BENEFIT/ TERMINAL ILLNESS RIDER (TIR)

    Issue Ages: No restrictions

    This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force. A terminal illness is defined as any non-correctable medical condition, which, in the physician's best medical judgment, will result in the Insured's death within twelve months from the date of the physician's certification. Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences. You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

    The accelerated death benefit is the amount you request when you submit a claim under this rider. The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request. We reserve the right to require the following:

    (1) that the minimum benefit amount be 10% of the Specified Amount in your Contract;

    (2) that the accelerated death benefit not exceed $250,000; and

    (3) that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.

    The amount we pay under this benefit is equal to the accelerated death benefit less:

    o   a $200 processing fee (we may waive this fee);

    o   an interest charge; and

    o   any loan repayment amount.

    The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

    The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage. The accelerated death benefit percentage varies with your Death Benefit Coverage Option.

    For Contracts with Death Benefit Coverage Option A, the accelerated death benefit percentage is equal to B divided by C. For Contracts with Death Benefit Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D. For purposes of calculating the accelerated death benefit percentage:

    "B" is the accelerated death benefit;

    "C" is your Contract's Specified Amount at the time we pay the accelerated death benefit; and

    "D" is your Contract Value at the time we pay the accelerated death benefit.

    You may only elect the accelerated death benefit one time. Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit. We reserve the right to require that any assignee or credit beneficiary consent in writing to payment of the accelerated death benefit.

    If we pay the accelerated death benefit, your Contract's Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.

    You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician's certification satisfactory to us. We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.

    The Accelerated Death Benefit/Terminal Illness rider will terminate on the earliest of:

    (1) the date your Contract terminates;

    (2) the date we pay an accelerated death benefit;

    (3) the date you cancel this rider; or

    (4) the date your Contract matures.

    EXAMPLE:

    Insured John Doe has a Specified Amount of $100,000 with an Outstanding Loan amount of $1,000 for a Death Benefit amount of $99,000. The Insured has submitted a Claim for an Accelerated Death Benefit of $50,000. The Accelerated Death Benefit is $46,669.81 after the deduction of a $2,830.19 Interest Charge and a $500.00 Loan Repayment amount.

    After the Accelerated Death Benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining Surrender Charge is $375, and the remaining Death Benefit is $49,500.

---------------------------------------------------------------------------------------------
                                           Death Benefit Option                    Option A

Current Policy Values                  Specified Amount                           $100,000.00
                                       Outstanding Contract Loan                  $1,000.00
                                       Contract Value                             $2,000.00
                                       Surrender Charge                           $750.00
                                       Death Benefit                              $99,000.00
---------------------------------------------------------------------------------------------
Accelerated Death Benefit Values       Accelerated Death Benefit                  $50,000.00
                                       Accelerated Death Benefit Percentage       50.00%
                                       Interest Charge                            $2,830.19
                                       Processing Fee                             $    NA
                                       Loan Repayment Amount                      $500.00
                                       Accelerated Death Benefit Payment          $46,669.81
---------------------------------------------------------------------------------------------
Adjusted Policy Values                 Specified Amount                           $50,000.00
                                       Contract Value                             $1,000.00
                                       Outstanding Contract Loan                  $500.00
                                       Surrender Charge                           $375.00
                                       Death Benefit                              $49,500.00
---------------------------------------------------------------------------------------------

    YOU SHOULD KNOW THAT ADDING OR ELECTING TO USE THE ACCELERATED DEATH BENEFIT/ TERMINAL ILLNESS RIDER COULD HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE ADDING OR ELECTING TO RECEIVE THIS BENEFIT. (SEE "TAX CONSIDERATIONS," PAGE 45)

    THERE IS NO CHARGE FOR THIS RIDER.

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers. The nonsmoker cost of insurance rates for this rider is generally between the Contract's preferred and standard nonsmoker rates. The smoker cost of insurance rates is near the Contract's smoker rates. The cost of insurance rates for the Extra Protection Rider is generally lower than the Contract's rates. In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

PREMIUM PAYMENTS

PREMIUMS

The Contract is flexible with regard to the amount of premiums you pay. When we issue the Contract we will set a Planned Premium amount. This amount is only an indication of your preference in making Premium Payments. You may make additional unscheduled premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such premiums. There are requirements regarding the minimum and maximum premium amounts that you can pay.

We deduct a premium expense charge from all premiums prior to allocating them to your Contract. (See "CHARGES AND DEDUCTIONS," page 19)

    MINIMUM PREMIUM AMOUNTS. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make. (See "Planned Premium Payments," below) Consult your Kansas City Life agent for information about the initial premium required for the coverage you desire.

Each premium after the initial premium must be at least $25.

    MAXIMUM PREMIUM INFORMATION. Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "TAX CONSIDERATIONS," page 38)

Your Contract may become a modified endowment contract if Premium Payments exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "TAX CONSIDERATIONS," page 45)

We reserve the right to require satisfactory evidence of insurability prior to accepting unscheduled premiums. (See "ALLOCATIONS AND TRANSFERS," page 26)

    GENERAL PREMIUM INFORMATION. We will not accept Premium Payments after the Maturity Date. You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a premium.

If mandated under applicable law, we may be required to reject a Premium
Payment.

    PLANNED PREMIUM PAYMENTS. When applying for a Contract, you select a plan for paying premiums. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. You may elect to pay level premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium Payment entirely. (See "Premium Payments to Prevent Lapse," below, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums Payments at any time.

    GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total premiums must be at least equal to the sum of:

o   the amount of accumulated Guaranteed Monthly Premiums in effect; and

o additional premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:

o   recalculate the Guaranteed Monthly Premium;

o   notify you of the new Guaranteed Monthly Premium; and

o   amend your Contract to reflect the change.

    PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT. A new Guaranteed
Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments. (See "Changes in Specified Amount," page
33)

PREMIUM PAYMENTS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period. Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

    AFTER THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating at the end of the Grace Period you must pay enough premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

    DURING THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if: there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 30)

If lapse occurs, the premium you must pay to keep the Contract in force will be equal to the lesser of:

o the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums you have paid; and

o enough premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

    GRACE PERIOD. The purpose of the Grace Period is to give you the chance to pay enough premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 29) If you do not pay adequate premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned. (See "Reinstatement," page 38)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See "Premium Payments to Prevent Lapse," page
38) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 38, and "Grace Period," above)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We do not guarantee that we will credit the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial premium less the premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o   premiums paid;

o   performance of the selected Subaccounts;

o   interest credited on amounts allocated to the Fixed Account;

o   interest credited on amounts in the Loan Account;

o   charges assessed under the Contract;

o   transfers;

o   partial surrenders;

o   loans and loan repayments; and

o   any bonuses paid on the Monthly Anniversary Day

    SUBACCOUNT VALUES. When you allocate an amount to a Subaccount, either by premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

o   we take the allocated portion of the Monthly Deduction from the Subaccount;

o   you make a loan;

o   you transfer an amount from the Subaccount; or

o you take a partial surrender (including the partial surrender fee) from the Subaccount.

    ACCUMULATION UNIT VALUES. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

    NET INVESTMENT FACTOR. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

    FIXED ACCOUNT VALUE. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o   all premiums allocated to the Fixed Account; plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus

o   interest credited on such premiums and amounts transferred; less

o   the amount of any transfers from the Fixed Account; less

o the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less

o   the pro-rata portion of the Monthly Deduction deducted from the Fixed
    Account.

    LOAN ACCOUNT VALUE. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness. (See "Premium Payments to Prevent Lapse," page 38, and "Surrendering the Contract for Cash Surrender Value," page 43)

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See "Payment of Proceeds," page 45) or, if you prefer, under a payment option. (See "Payment Options," page 44) We will pay the Death Benefit Proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 42)

AMOUNT OF DEATH BENEFIT PROCEEDS

The Death Benefit Proceeds are equal to the following:

o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus

o   any supplemental and/or rider benefits; minus

o   any Indebtedness on that date; minus

o any past due Monthly Deductions if the date of death occurred during a Grace Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable.

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of two Coverage Options, which will be used to determine the Death Benefit:

o Option A: Death Benefit is the Specified Amount. Option A generally provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable.
    The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

o Option B: Death Benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change.
The Death Benefit will increase by the amount of the Contract Value on the effective date of the change. When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change. We may require satisfactory evidence of insurability.

A CHANGE IN COVERAGE OPTION MAY HAVE TAX CONSEQUENCES. (See "TAX
CONSIDERATIONS," page 45) YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE COVERAGE OPTION.

CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total premiums paid exceeding the premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

A CHANGE IN SPECIFIED AMOUNT MAY HAVE TAX CONSEQUENCES. (See "TAX
CONSIDERATIONS," page 45) YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE COVERAGE OPTION.

    DECREASES. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. However, a surrender charge will apply if the Specified Amount is decreased. (See "Surrender Charge," page 22)

We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:

o   to help ensure compliance with the guideline premium limitations;

o if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;

o if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

    INCREASES. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.) In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premium Payments:

o a change in Planned Premium Payments may be advisable. (See "Premium Payments Upon Increase in Specified Amount," page 38);

o a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 38); and

o if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 38)

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 22) After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified Amount increase, even if you do not increase the amount or frequency of your premiums. We allocate premiums based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.

The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract. We calculate this amount using the following assumptions:

o cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;

o   net investment earnings under the Contract;

o   an effective annual rate of 5%; and

o   sales and other charges imposed under the Contract.

For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free Look Right to Cancel Contract," page 25)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 50) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send loan proceeds to you, usually within seven calendar days. (See "Payment of Proceeds," page 45)

    INTEREST. We will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

    LOAN COLLATERAL. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the

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Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

    PREFERRED LOAN PROVISION. Beginning in the eleventh Contract Year, an additional type of loan is available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

THE TAX CONSEQUENCES OF A PREFERRED LOAN ARE UNCERTAIN. YOU SHOULD CONSULT A TAX ADVISER IF YOU ARE CONSIDERING TAKING OUT A PREFERRED LOAN.

    LOAN REPAYMENT. You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10.00. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a premium. (Premium expense charges do not apply to loan repayments, unlike unscheduled Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

    EFFECT OF CONTRACT LOAN. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "TAX CONSIDERATIONS," page 45, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct Indebtedness from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 40)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See "Premium Payments to Prevent Lapse," page 38)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See "Surrender Charge," page 22) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 45) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 33) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page 45)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 50) Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. If

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you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 23) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. PARTIAL SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page 45)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We reserve the right to reject a partial surrender request if:

o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or

o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them. If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in "Surrender Charge," page 22.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 45)

MATURITY BENEFIT

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the next Contract Anniversary following the Insured's 95th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

    OPTION 1 - INTEREST PAYMENTS. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

    OPTION 2 - INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

    OPTION 3 - INSTALLMENTS FOR A SPECIFIED PERIOD. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

    OPTION 4 - LIFE INCOME. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

    OPTION 5 - JOINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

    MINIMUM AMOUNTS. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

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    CHOICE OF OPTIONS. You may choose an option by written notice during one or both Insureds lifetime. If a payment option is not in effect at the death of the last surviving Insured, the beneficiary may make a choice. Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured's death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

(1) the New York Stock Exchange is closed for other than a regular holiday or weekend;

(2) trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

(3) the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

    LEGACY ACCOUNT. In the circumstances noted below, Kansas City Life will pay Death Benefit proceeds by establishing an interest-bearing account called the "Legacy Account" for the Owner or beneficiary (as the case may be) in the amount of the Death Benefit proceeds. When establishing a Legacy Account, Kansas City Life will send a checkbook to the Owner or Beneficiary within 7 calendar days after we receive all of the documents required to pay the Death Benefit. The Owner or beneficiary will have immediate access to the Legacy Account by writing a check for all or any part of the Death Benefit proceeds. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Legacy Account is closed. Kansas City Life sets the interest rate to be paid on each Legacy Account in its sole discretion, may change the interest rate from time to time, and may set different interest rates for different Legacy Accounts depending on certain factors.

The individual Legacy Accounts are part of Kansas City Life's general account. Kansas City Life holds reserves to fund payments from the Legacy Accounts, but because the Accounts are part of our general account, they are subject to the general claims of our creditors. The Legacy Accounts are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency. The Legacy Accounts are administered by a third party administrator.

We will pay Death Benefit proceeds through the Legacy Account when:

o	the proceeds are paid to an individual;

o	the amount of proceeds is $5,000 or more; and

o	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires our approval.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

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TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account. Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

    IN GENERAL. We believe that the death benefit under a Contract should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Contract owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Contract's flexibility with respect to premium payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC. In general, a Contract will be classified as a Modified Endowment Contract if the amount of premiums paid into the Contract causes the Contract to fail the "7-Pay Test." A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount. If there is a "material change" in the Contract's benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract. A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years. To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Contract owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Contract owner's investment in the Contract only after all gain has been distributed.

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(2) Loans taken from or secured by a Contract classified as a Modified
    Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Contract owner or the joint lives (or joint life expectancies) of the Contract owner and the Contract owner's beneficiary or designated beneficiary.

If a Contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.
However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE CONTRACT. Your investment in the Contract is generally your aggregate premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

    CONTRACT LOANS. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

    WITHHOLDING. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

    LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract owner's income when a taxable distribution occurs.

    CONTINUATION OF CONTRACT BEYOND AGE 100. The tax consequences of continuing the Contract beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the insured's 100th year.

    BUSINESS USES OF CONTRACT. Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

    EMPLOYER-OWNED LIFE INSURANCE CONTRACTS. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain

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exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

    NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CONTRACT. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Contract, this Contract could be treated as held by the business for purposes of Section 264(f) entity-holder rules. There for, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a beneficiary of a Contract.

    SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

    ACCELERATED DEATH BENEFIT. The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Benefits Proceeds Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear. A tax adviser should be consulted about the tax consequences of adding any of these riders to a Contract or requesting payment under such riders.

    ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death. The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

    Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

    Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law. The individual situation of each owner of beneficiary will determine the extent, if any, to which federal, state and local transfers and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

    ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

FOREIGN TAX CREDITS.

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OUR INCOME TAXES

Under current Federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

American Century(R) Variable Portfolios II, Inc., Fidelity(R) Variable Insurance Products Contrafund(R) Portfolio, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements. All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. The maximum commissions payable for sales by Sunset Financial are: 85% of premiums up to one target premium and 2% of premiums above that amount paid in the first Contract year; 3% of target premium in Contract years 2 through 7; and 2% of target premium paid in Contract Years thereafter. When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial. For premiums received following an increase in Specified Amount, commissions on such premiums are paid based on the target premium for the increase in accordance with the commission rates described above. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or premium payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses. Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

o   transfer of Contract Value;

o   change in Premium allocation;

o   change in dollar cost averaging;

o   change in portfolio rebalancing; or

o   Contract loan.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Standard Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Standard Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Accessing your account on the Internet at www.kclife.com can also make request. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

DEFINITIONS

Accumulation Unit                An accounting unit used to measure the net investment results of each of the Subaccounts.

Age                              The Insured's age on his/her last birthday as of or on each Contract Anniversary. The
                                 Contract is issued at the Age shown in the Contract.

Allocation Date                  The date we apply your initial premium to your Contract. We allocate this premium to the
                                 Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.
                                 The Allocation Date is the later of the date we approve your application or the date we receive the initial premium at our Home Office.

Beneficiary                      The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value             The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary             The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                    The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value                   Measure of the value in your Contract. It is the sum of the Variable Account Value and the
                                 Fixed Account Value, which includes the Loan Account Value.

Contract Year                    Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options                 Death Benefit options available which affect the calculation of the Death Benefit. Option A provides a Death Benefit at least equal to the Specified Amount. Option B provides a
                                 Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Benefit Proceeds           The amount of Proceeds payable upon the Insured's death.

Fixed Account Value              Measure of value accumulating in the Fixed Account.

Grace Period                     A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional premiums. This period of time gives you the chance to pay enough premiums to keep your Contract in force.

Guaranteed Monthly Premium       A premium amount which when paid guarantees that your Contract will not lapse during the
                                 Guaranteed Payment Period.

Guaranteed Payment Period        The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office                      When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office. Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri
                                 64121-9364. The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness                     The sum of all outstanding Contract loans plus accrued interest.

Insured                          The person whose life we insure under the Contract.

Lapse                            Termination of the Contract because there is not enough value in the Contract when the
                                 Grace Period ends.

Loan Account                     The Loan Account is used to track loan amounts and accrued interest. It is part of the
                                 Fixed Account.

Loan Account Value               Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date                    The date when Death Benefit coverage terminates and we pay you any Cash Surrender
                                 Value.

Monthly Anniversary Day          The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction                The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly
                                 Anniversary Day.

Net Investment Factor            An index used to measure Subaccount performance.

Owner, You                       The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments         The amount and frequency of premiums you chose to pay in your last instructions to us.
                                 This is the amount we will bill you. It is only an indication of your preferences of future
                                 Premium Payments.

Premium/Premium Payment(s)       The amount(s) you pay to purchase the Contract. It includes both Planned Premium
                                 Payments and unscheduled Premiums.

Proceeds                         The total amount we are obligated to pay.

Reallocation Date                The date on which the Contract Value we initially allocated to the Federated Prime Money
                                 Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the
                                 Fixed Account. We re-allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the
                                 Allocation Date.

Specified Amount                 The amount of insurance coverage on the Insured. The actual Death Benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts                      The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value                 Measure of the value in a particular Subaccount.

Unscheduled Premium              Any premium other than a Planned Premium Payment.

Valuation Day                    Each day on which the New York Stock Exchange is open for trading, or any other day on which there is a sufficient degree of trading in the investments of the subaccounts such that the current value might be materially affected.

Valuation Period                 The interval of time beginning at the close of normal trading on the New York Stock
                                 Exchange on one Valuation Day and ending at the close of normal trading on the New York
                                 Stock Exchange on the next Valuation Day. Currently the, close of normal trading occurs at 3 p.m. Central Standard Time. The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value           The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us                      Kansas City Life Insurance Company.

Written Notice                   A written notice in a form satisfactory to us that is signed by the Owner and received at the
                                 Home Office.

                   APPENDIX - MAXIMUM SURRENDER CHARGE FACTORS
                        (Per $1,000 of Specified Amount)

Issue      Male                 Female                 Issue      Male                    Female
Age        SM        NS         SM          NS         Age        SM          NS          SM          NS
0                    24.48                  23.76      40         82.80       62.64       63.36       54.00
1                    24.48                  23.76      41         87.12       66.24       66.24       56.16
2                    24.48                  23.76      42         90.72       69.12       69.12       59.04
3                    24.48                  23.76      43         95.76       72.72       72.00       61.20
4                    24.48                  23.76      44         100.08      75.60       75.60       64.08

5                    24.48                  23.76      45         105.12      79.92       79.20       66.96
6                    25.20                  23.76      46         110.16      83.52       82.08       70.56
7                    25.20                  23.76      47         115.92      87.84       86.40       73.44
8                    25.92                  24.48      48         121.68      92.16       90.00       77.04
9                    25.92                  24.48      49         128.16      97.20       94.32       80.64

10                   26.64                  24.48      50         134.64      102.24      98.64       84.96
11                   28.08                  25.20      51         141.12      107.28      102.96      88.56
12                   28.80                  25.20      52         148.32      113.04      108.00      92.88
13                   30.24                  25.92      53         156.24      118.80      113.04      97.92
14                   30.96                  25.92      54         164.88      125.28      118.80      102.96

15         36.72     32.40      29.52       26.64      55         173.52      132.48      123.84      108.00
16         37.44     32.40      30.24       26.64      56         182.16      139.68      130.32      113.04
17         37.44     32.40      30.24       27.36      57         191.52      146.88      136.80      119.52
18         38.16     33.12      30.96       27.36      58         202.32      155.52      143.28      125.28
19         38.16     33.12      30.96       28.08      59         213.12      164.16      150.48      132.48

20         38.88     33.12      31.68       28.08      60         224.64      173.52      158.40      139.68
21         39.60     33.12      32.40       28.08      61         236.88      183.60      167.04      147.60
22         40.32     33.12      32.40       28.08      62         249.84      194.40      176.40      155.52
23         41.04     33.12      33.12       28.80      63         263.52      205.92      185.76      164.88
24         41.76     33.12      33.12       28.80      64         277.92      218.16      196.56      174.24

25         42.48     33.12      33.84       28.80      65         293.04      231.12      207.36      184.32
26         44.64     34.56      35.28       30.24      66         308.88      245.52      218.88      195.84
27         46.08     36.00      36.72       30.96      67         326.16      260.64      231.84      207.36
28         48.24     37.44      38.16       32.40      68         344.16      276.48      244.80      220.32
29         50.40     38.88      39.60       33.84      69         363.60      293.76      259.92      234.72

30         52.56     40.32      41.04       35.28      70         383.76      312.48      275.76      249.84
31         54.72     42.48      43.20       36.72      71         405.36      332.64      293.04      266.40
32         57.60     43.92      44.64       38.16      72         429.12      354.24      312.48      284.40
33         59.76     46.08      46.80       39.60      73         452.88      376.56      332.64      303.84
34         62.64     48.24      48.96       41.76      74         478.80      401.04      354.96      325.44

35         65.52     50.40      51.12       43.20      75         505.44      426.96      378.72      348.48
36         68.40     52.56      53.28       45.36      76         532.80      454.32      403.20      372.96
37         72.00     54.72      55.44       47.52      77         561.60      483.12      430.56      399.60
38         75.60     57.60      58.32       49.68      78         591.84      514.80      459.36      429.12
39         79.20     60.48      60.48       51.84      79         624.24      547.92      491.04      460.80
                                                       80         658.80      584.64      525.60      495.36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                                      1

ADDITIONAL CONTRACT INFORMATION                                                             1

        SPECIALIZED USES OF THE CONTRACT                                                    1
        INCONTESTABILITY                                                                    1
        SUICIDE EXCLUSION                                                                   1
        MISSTATEMENT OF AGE OR SEX                                                          1
        ASSIGNMENT                                                                          1
        REDUCED CHARGES FOR ELIGIBLE GROUPS                                                 2

ADDITIONAL PREMIUM INFORMATION                                                              2

        GENERALLY                                                                           2
        PLANNED PREMIUM PAYMENTS                                                            2
        PREMIUM PAYMENTS TO PREVENT LAPSE                                                   2

UNDERWRITING REQUIREMENTS                                                                   2

SALE OF THE CONTRACT                                                                        3

PERFORMANCE DATA                                                                            3

        YIELDS AND TOTAL RETURNS                                                            3
        MONEY MARKET SUBACCOUNTS YIELDS                                                     4
        TOTAL RETURNS                                                                       4

OTHER INFORMATION                                                                           5

        RESOLVING MATERIAL CONFLICTS                                                        5
        MINIMUM GUARANTEED AND CURRENT INTEREST RATES                                       5
        LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS                 6
        REPORT TO CONTRACT OWNERS                                                           6
        EXPERTS                                                                             6
        LEGAL MATTERS                                                                       6
        ADDITIONAL INFORMATION                                                              6
        FINANCIAL STATEMENTS                                                                6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-9080

                       KANSAS CITY LIFE INSURANCE COMPANY

                                  3520 BROADWAY

                                 P.O. BOX 219364

                        KANSAS CITY, MISSOURI 64121-9364

                                 (800) 616-3670

                       STATEMENT OF ADDITIONAL INFORMATION

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2007.

              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE ...........................1

ADDITIONAL CONTRACT INFORMATION...................................................1
  SPECIALIZED USES OF THE CONTRACT ...............................................1
  INCONTESTABILITY ...............................................................1
  SUICIDE EXCLUSION ..............................................................1
  MISSTATEMENT OF AGE OR SEX .....................................................1
  ASSIGNMENT......................................................................1
  REDUCED CHARGES FOR ELIGIBLE GROUPS.............................................2

ADDITIONAL PREMIUM INFORMATION ...................................................2
  GENERALLY.......................................................................2
  PLANNED PREMIUM PAYMENTS .......................................................2
  PREMIUM PAYMENTS TO PREVENT LAPSE...............................................2

UNDERWRITING REQUIREMENTS ........................................................2

SALE OF THE CONTRACTS.............................................................3

PERFORMANCE DATA..................................................................3
  YIELDS AND TOTAL RETURNS........................................................3
  MONEY MARKET SUBACCOUNT YIELDS..................................................4
  TOTAL RETURNS...................................................................4

OTHER INFORMATION.................................................................5
  RESOLVING MATERIAL CONFLICTS....................................................5
  MINIMUM GUARANTEED AND CURRENT INTEREST RATES ..................................5
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS.....6
  REPORTS TO CONTRACT OWNERS .....................................................6
  EXPERTS ........................................................................6
  LEGAL MATTERS ..................................................................6
  ADDITIONAL INFORMATION..........................................................6
  FINANCIAL STATEMENTS ...........................................................6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. USING A CONTRACT FOR A SPECIALIZED PURPOSE MAY HAVE TAX CONSEQUENCES. (SEE "TAX CONSIDERATIONS" IN THE PROSPECTUS.)

INCONTESTABILITY

After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

(1) the cost of insurance deductions that have been made; and

(2) the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o   nature of the association and its organizational framework;

o   method by which sales will be made to the members of the class;

o facility with which Premiums will be collected from the associated individuals;

o   association's capabilities with respect to administrative tasks;

o   anticipated persistency of the Contract;

o   size of the class of associated individuals;

o   number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums Payments paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

a. DURING THE GUARANTEED PAYMENT PERIOD. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

b. AFTER THE GUARANTEED PAYMENT PERIOD. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the three risk classes, based on underwriting: Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class. Standard Nonsmoker rates are available for Issue Ages 0-80. Standard Smoker and

Preferred Nonsmoker rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges:

o The Preferred Nonsmoker risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

o Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. If an Insured does not qualify as a nonsmoker cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

o We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial"). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

-----------------------------------------------------------------------------------------------------
Fiscal Year          Aggregate Amount of           Aggregate Amount of Commissions Retained by
                     Commissions Paid to          Sunset Financial After Payments to its Registered
                      Sunset Financial*                  Persons and Other Broker-Dealers
-----------------------------------------------------------------------------------------------------
   2004                 $2,781.947.00                               $127,807.00
   2005                 $2,892,011.00                               $163,737.00
   2006                 $2,476,131.00                               $148,829.00
-----------------------------------------------------------------------------------------------------

  * Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and Death Benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges"). However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured's age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Common Charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract- level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006; the statement of net assets of the Variable Account as of December 31, 2006 and the related statement of operations for the year ended December 31, 2006 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2006, and financial highlights for each of the years in the five-year period ended December 31, 2006; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Their report on the consolidated financial statements contains an explanatory paragraph that states that as discussed in note 1 to the consolidated financial statements, the Company adopted Statement of Financial Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2006.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

o   consolidated balance sheet as of December 31, 2006 and 2005; and
o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2006.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o   statement of net assets as of December 31, 2006; and

o related statement of operations for the year ended December 31, 2006, statements of changes in net assets for each of the years in the two-year period ended December 31, 2006, and financial highlights for each of the years in the five-year period ended December 31, 2006.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                                December 31
                                                                  -------------------------------------
                                                                       2006                   2005
                                                                  --------------         --------------
ASSETS
Investments:
   Fixed maturity securities available for sale, at fair value
      (amortized cost: 2006 - $2,718,960; 2005 - $2,830,926)      $    2,719,439         $    2,865,476
   Equity securities available for sale, at fair value
      (cost: 2006 - $50,180; 2005 - $52,143)                              52,351                 52,775
   Mortgage loans                                                        472,019                458,668
   Real estate                                                           110,773                 81,870
   Policy loans                                                           96,218                101,088
   Short-term investments                                                 41,037                 46,383
   Other investments                                                       3,182                  2,179
                                                                  --------------         --------------
      Total investments                                                3,495,019              3,608,439

Cash                                                                       2,660                 10,985
Accrued investment income                                                 38,661                 40,002
Deferred acquisition costs                                               220,595                226,963
Value of business acquired                                                82,769                 89,505
Reinsurance receivables                                                  159,513                156,105
Property and equipment                                                    29,364                 29,954
Other assets                                                              31,092                 28,559
Separate account assets                                                  400,749                367,860
                                                                  --------------         --------------
      Total assets                                                $    4,460,422         $    4,558,372
                                                                  ==============         ==============

LIABILITIES
Future policy benefits                                            $      854,447         $      860,284
Policyholder account balances                                          2,191,105              2,278,418
Policy and contract claims                                                32,188                 36,142
Other policyholder funds                                                  87,094                 93,197
Notes payable                                                             14,700                 27,282
Income taxes                                                              35,319                 40,155
Other liabilities                                                        160,516                174,815
Separate account liabilities                                             400,749                367,860
                                                                  --------------         --------------
      Total liabilities                                                3,776,118              3,878,153
                                                                  ==============         ==============

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
   Authorized 36,000,000 shares,
      issued 18,496,680 shares                                            23,121                 23,121
Additional paid in capital                                                25,852                 25,063
Retained earnings                                                        780,892                756,807
Accumulated other comprehensive loss                                     (25,118)                (8,406)
Less treasury stock, at cost (2006 - 6,641,183 shares;
   2005 - 6,578,046 shares)                                             (120,443)              (116,366)
                                                                  --------------         --------------
      Total stockholders' equity                                         684,304                680,219
                                                                  --------------         --------------
      Total liabilities and stockholders' equity                  $    4,460,422         $    4,558,372
                                                                  ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                                                     Year Ended December 31
                                                                  ------------------------------------------------------------
                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
REVENUES
Insurance revenues:
   Premiums                                                       $      175,637         $      179,347         $      188,881
   Contract charges                                                      114,496                114,745                115,710
   Reinsurance ceded                                                     (54,979)               (55,597)               (54,490)
                                                                  --------------         --------------         --------------
      Total insurance revenues                                           235,154                238,495                250,101
Investment revenues:
   Net investment income                                                 196,280                194,608                197,975
   Realized investment gains                                               5,621                  6,113                 45,929
Other revenues                                                            11,349                 10,312                  8,468
                                                                  --------------         --------------         --------------
      Total revenues                                                     448,404                449,528                502,473
                                                                  --------------         --------------         --------------

BENEFITS AND EXPENSES
Policyholder benefits                                                    167,795                169,693                178,188
Interest credited to policyholder account balances                        94,648                 98,637                103,464
Amortization of deferred acquisition costs
   and value of business acquired                                         41,634                 42,429                 43,477
Operating expenses                                                        93,080                 89,144                 95,661
                                                                  --------------         --------------         --------------
      Total benefits and expenses                                        397,157                399,903                420,790
                                                                  --------------         --------------         --------------

Income before income tax expense                                          51,247                 49,625                 81,683

Income tax expense                                                        14,329                 13,441                 23,996
                                                                  --------------         --------------         --------------

NET INCOME                                                        $       36,918         $       36,184         $       57,687
                                                                  ==============         ==============         ==============
Basic and diluted earnings per share:
   Net income                                                     $         3.11         $         3.03         $         4.83
                                                                  ==============         ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)

                                                                                     Year Ended December 31
                                                                  ------------------------------------------------------------
                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
COMMON STOCK, beginning and end of year                           $       23,121         $       23,121         $       23,121
                                                                  --------------         --------------         --------------

ADDITIONAL PAID IN CAPITAL
Beginning of year                                                         25,063                 24,279                 23,310
Excess of proceeds over cost of treasury stock sold                          789                    784                    969
                                                                  --------------         --------------         --------------
   End of year                                                            25,852                 25,063                 24,279
                                                                  --------------         --------------         --------------

RETAINED EARNINGS
Beginning of year                                                        756,807                733,499                688,800
Net income                                                                36,918                 36,184                 57,687
Stockholder dividends of $1.08 per share
   (2005 - $1.08; 2004 - $1.08)                                          (12,833)               (12,876)               (12,988)
                                                                  --------------         --------------         --------------
   End of year                                                           780,892                756,807                733,499
                                                                  --------------         --------------         --------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year                                                         (8,406)                26,231                 23,418
Other comprehensive income (loss)                                        (16,712)               (34,637)                 2,813
                                                                  --------------         --------------         --------------
   End of year                                                           (25,118)                (8,406)                26,231
                                                                  --------------         --------------         --------------

TREASURY STOCK, at cost
Beginning of year                                                       (116,366)              (114,234)              (114,211)
Cost of 87,167 shares acquired
   (2005 - 50,689 shares; 2004 - 12,227 shares)                           (4,418)                (2,458)                  (506)
Cost of 24,030 shares sold
   (2005 - 22,930 shares; 2004 - 34,027 shares)                              341                    326                    483
                                                                  --------------         --------------         --------------
   End of year                                                          (120,443)              (116,366)              (114,234)
                                                                  --------------         --------------         --------------
TOTAL STOCKHOLDERS' EQUITY                                        $      684,304         $      680,219         $      692,896
                                                                  ==============         ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)

                                                                                     Year Ended December 31
                                                                  ------------------------------------------------------------
                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
OPERATING ACTIVITIES
Net income                                                        $       36,918         $       36,184         $       57,687
Adjustments to reconcile net income to
   net cash provided by operating activities:
      Amortization of investment premium (discount)                        7,908                 10,493                 13,387
      Depreciation                                                         4,223                  4,289                  5,175
      Acquisition costs capitalized                                      (26,554)               (28,092)               (29,006)
      Amortization of deferred acquisition costs                          34,919                 35,608                 36,080
      Amortization of value of business acquired                           7,392                  6,821                  7,397
      Realized investment gains                                           (5,621)                (6,113)               (45,929)
      Changes in assets and liabilities:
         Future policy benefits                                           (5,837)                (3,470)                 1,345
         Policyholder account balances                                   (28,061)               (17,275)                (9,055)
         Income taxes payable and deferred                                 3,946                  5,064                 16,124
      Other, net                                                          (5,297)                   856                (23,185)
                                                                  --------------         --------------         --------------
      Net cash provided                                                   23,936                 44,365                 30,020
                                                                  --------------         --------------         --------------

INVESTING ACTIVITIES
Purchases of investments:
   Fixed maturity securities                                            (274,662)              (541,305)              (726,948)
   Equity securities                                                     (10,761)                (5,690)                (6,957)
   Mortgage loans                                                        (72,569)              (109,561)               (72,265)
   Real estate                                                           (45,139)               (17,725)                (8,287)
   Other investment assets                                                (1,003)                   (98)                (1,179)
Sales of investments:
   Fixed maturity securities                                              94,717                175,317                159,095
   Equity securities                                                       5,078                  6,296                  4,730
   Real estate                                                            18,778                 33,267                 72,092
   Other investment assets                                                10,216                 29,055                  9,717
Maturities and principal paydowns of investments:
   Fixed maturity securities                                             279,010                394,366                421,974
   Equity securities                                                       7,175                  9,026                  2,765
   Mortgage loans                                                         59,120                 82,414                 98,689
Net additions to property and equipment                                   (2,028)                (1,061)                (1,686)
                                                                  --------------         --------------         --------------
      Net cash provided (used)                                            67,932                 54,301                (48,260)
                                                                  --------------         --------------         --------------

FINANCING ACTIVITIES
Proceeds from borrowings                                                  67,001                 45,315                 13,575
Repayment of borrowings                                                  (79,583)              (110,252)               (55,025)
Deposits on policyholder account balances                                218,548                265,219                293,483
Withdrawals from policyholder account balances                          (294,252)              (270,521)              (222,386)
Net transfers from (to) separate accounts                                 16,451                  5,213                (12,009)
Change in other deposits                                                 (12,237)               (12,577)                (3,239)
Cash dividends to stockholders                                           (12,833)               (12,876)               (12,988)
Net disposition (acquisition) of treasury stock                           (3,288)                (1,348)                   946
                                                                  --------------         --------------         --------------
      Net cash provided (used)                                          (100,193)               (91,827)                 2,357
                                                                  --------------         --------------         --------------

Increase (decrease) in cash                                               (8,325)                 6,839                (15,883)
Cash at beginning of year                                                 10,985                  4,146                 20,029
                                                                  --------------         --------------         --------------
      Cash at end of year                                         $        2,660         $       10,985         $        4,146
                                                                  ==============         ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies: Kansas City Life Insurance Company (Kansas City Life) the parent company, and wholly owned subsidiaries Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American).

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities, valuation allowance on deferred income tax assets and the fair value of certain invested assets.

BUSINESS CHANGES
In 2006, the Company entered into a Master General Agent and Marketing Agreement with American Republic Insurance Company (American Republic) under which American Republic agents market Kansas City Life's insurance products. For segment reporting purposes, sales under this agreement will be reflected in the Individual Insurance segment.

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses, net of adjustments to deferred acquisition costs
(DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive loss in stockholders' equity. The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized. The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at current market interest rates, which were lower than the then current effective portfolio rate.

The Company reviews and analyzes its securities on an ongoing basis to determine whether impairments exist that are other-than-temporary. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's value is considered to be an other-than-temporary impairment. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. See Note 2 - Investments for further details.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist primarily of office buildings, unimproved land for future development and low income housing tax credit ("LIHTC") investments. Real estate joint ventures are consolidated where required or are valued at cost, adjusted for the Company's equity in earnings.

Policy loans are carried at cost, less principal payments received. Investment income is recognized when earned. Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.

Investment income on mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, except for ARMs (adjustable rate mortgage-backed securities) where the prospective method is used. Under the retrospective method the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase. Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return. The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment. The DAC unlocking adjustment was $0.7 million for the year ended 2006 (2005 - $2.2 million; 2004 - $0.1 million). During the fourth quarter of 2006, the Old American segment reduced its amortization of DAC by $1.2 million. This adjustment, which is a correction of an understatement of the capitalization of DAC in prior periods, is not material to the current or any prior period financial statements.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about DAC at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Balance at beginning of year                                      $      226,963         $      229,712         $      237,702
Capitalization of commissions, sales and issue expenses                   26,554                 28,092                 29,006
Gross amortization                                                       (47,378)               (48,699)               (49,814)
Accrual of interest                                                       12,459                 13,091                 13,734
Amortization due to realized investment losses                               (59)                    78                    304
Change in DAC due to unrealized investment (gains)
losses                                                                     2,056                  4,689                 (1,220)
                                                                  --------------         --------------         --------------

Balance at end of year                                            $      220,595         $      226,963         $      229,712
                                                                  ==============         ==============         ==============

VALUE OF BUSINESS ACQUIRED (VOBA)
When a new block of business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA). VOBA is established as the actuarially determined

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period's income as an unlocking adjustment. There were no VOBA unlocking adjustments in any of the years presented.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about VOBA at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Balance at beginning of year                                      $       89,505         $       96,853         $      106,334
Gross amortization                                                       (13,868)               (13,996)               (15,253)
Accrual of interest                                                        6,476                  6,546                  7,294
Amortization due to realized investment (gains) losses                      (195)                     7                      -
Change in VOBA due to unrealized investment (gains) losses                   851                     95                 (1,522)
                                                                  --------------         --------------         --------------

Balance at end of year                                            $       82,769                 89,505                 96,853
                                                                  ==============         ==============         ==============

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block. The GuideOne acquisition VOBA was established using a 4.8% interest rate on the interest sensitive block, a 4.0% interest rate on the deferred annuity block and a 5.2% interest rate on the traditional life block. The VOBA on a separate acquired block of business used a 7.0% interest rate on both the traditional life portion and the interest sensitive portion. The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2007 through 2011, is $7,372, $7,157, $7,085, $6,776, and $6,270, respectively.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Balance at beginning of year                                      $      367,860         $      353,983         $      304,691

Deposits on variable policyholder contracts                               46,771                 49,360                 64,558
Transfers to general account                                              (2,686)                (6,040)                (9,904)
Investment performance                                                    52,026                 25,131                 37,283
Policyholder benefits                                                    (49,135)               (40,890)               (29,172)
Contract charges                                                         (14,087)               (13,684)               (13,473)
                                                                  --------------         --------------         --------------
Balance at end of year                                            $      400,749         $      367,860         $      353,983
                                                                  ==============         ==============         ==============

The total separate account assets were $400.7 million as of December 31, 2006. Variable life and variable annuity assets comprised 29% and 71% of this amount, respectively. Two guarantees are offered under variable life and variable annuity contracts: a guaranteed minimum death benefit rider is available on certain variable universal life contracts, and guaranteed minimum death benefits are provided on variable annuities. The guaranteed minimum death benefit rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met. The liabilities associated with these guarantees are not material.

As of December 31, 2006, separate account balances for variable annuity contracts were $283.9 million. The total reserve held for variable annuity guaranteed minimum death benefits was $0.1 million. Additional information related to the guaranteed minimum death benefits and related separate account balances and net amount at risk (the amount by which the guaranteed minimum death benefit exceeds the account balance) as of December 31, 2006 is provided below:

------------------------------------------------------------------------------------
                Type of Guarantee                          Separate            Net
              (amounts in millions)                         Account          Amount
                                                            Balance          at Risk
------------------------------------------------------------------------------------
Return of net deposits                                    $    263.2        $    4.3
------------------------------------------------------------------------------------
Return of the greater of the highest anniversary
   contract value or net deposits                                8.2             0.1
------------------------------------------------------------------------------------
Return of the greater of every fifth year highest
   anniversary contract value or net deposits                    7.0               -
------------------------------------------------------------------------------------
Return of the greater of net deposits accumulated
   annually at 5% or the highest anniversary contract
   value                                                         5.5               -
------------------------------------------------------------------------------------
Total                                                     $    283.9        $    4.4
------------------------------------------------------------------------------------

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided. A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

                                                                       2006                   2005
                                                                  --------------         --------------
Life insurance                                                    $      626,704         $      629,741
Immediate annuities and
   supplementary contracts
   with life contingencies                                               186,782                185,592
                                                                  --------------         --------------
      Total                                                              813,486                815,333

Accident and health insurance                                             40,961                 44,951
                                                                  --------------         --------------

      Total future policy benefits                                $      854,447         $      860,284
                                                                  ==============         ==============

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and fixed deferred annuity products are included in policyholder account balances, without reduction for potential surrender charges and deferred front-end contract charges. Front-end contract charges are amortized over the term of the policies. Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.75% (2005 - 3.00% to 5.75%; 2004 - 3.00% to 5.75%).

The following table provides detail about policyholder account balances at December 31.

                                                                       2006                   2005
                                                                  --------------         --------------
Universal life insurance                                          $    1,054,911         $    1,072,021
Fixed deferred annuities                                               1,068,286              1,131,297
Other                                                                     67,908                 75,100
                                                                  --------------         --------------
     Policyholder account balances                                $    2,191,105         $    2,278,418
                                                                  ==============         ==============

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future taxable income is not expected, a valuation allowance against deferred income tax assets may be required.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

PARTICIPATING POLICIES
The Company has some insurance contracts where the policyholder is entitled to share in the entity's earnings through dividends that reflect the difference between the premium charged and the actual experience. Participating business at year-end 2006 approximates 5% of statutory premiums and 6% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers, primarily to protect the Company against adverse fluctuations in mortality experience. Reinsurance is effected on individual risks and through various quota share arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract. The Company also assumes risks ceded by other companies.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,883,830 shares (2005 - 11,923,831 shares; 2004 - 11,932,109 shares). The number of shares outstanding at year-end was 11,855,497 (2005 - 11,918,634).

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income
(loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances. In addition, other comprehensive income
(loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158 - described below under New Accounting Pronouncements. The adjustment to adopt SFAS 158 consists of pension and postretirement net losses and prior service costs. Other comprehensive income
(loss) also includes deferred income taxes on these items.

NEW ACCOUNTING PRONOUNCEMENTS
In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123R"). This statement requires recognition in the financial statements of the fair-value-based measurement method of stock-based compensation issued to employees. SFAS 123R became effective January 1, 2006. Historically the Company has expensed all stock-based compensation using a fair-value-based measurement method. The Company adopted this standard on January 1, 2006 with no material impact to the consolidated financial statements. See Note 8 - Share-Based Payment in the Notes to Consolidated Financial Statements.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 "Accounting Changes and Error Corrections" ("SFAS 154"). The Statement replaces APB Opinion No. 20 and SFAS 3. SFAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. However, if it is impracticable to determine the effects of such changes, then other rules apply. SFAS 154 became effective January 1, 2006. The Company adopted this standard on January 1, 2006. SFAS 154 had no immediate impact on the Company's consolidated financial statements, though it will impact the presentation of future voluntary accounting changes, should such changes occur.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 05-1 (SOP 05-1), "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts other than those specifically described in Statement of Financial Accounting Standards
(SFAS) No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 31, 2006. Retrospective application of SOP 05-1 to previously issued consolidated financial statements is not permitted. The Company adopted SOP 05-1 on January 1, 2007 with no material impact to the consolidated financial statements.

In June 2006, the FASB issued Interpretation 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 applies to all uncertain tax positions accounted for under SFAS 109 "Accounting for Income Taxes". FIN 48 addresses whether tax positions taken or to be taken on tax returns should be reflected in the financial statements before they are resolved with the appropriate taxing authority. Previous statements provided no specific guidance related to such positions. FIN 48 was adopted on January 1, 2007, with no material impact to the consolidated financial statements.

In August 2006, the Securities and Exchange Commission (SEC) adopted SEC Release No. 33-8732A, "Executive Compensation and Related Person Disclosure" which amends the disclosure requirements for executive and director compensation, related person transactions, director independence and other corporate governance matters and security ownership of officers and directors. The release expands the currently required tabular disclosures and adds a narrative Compensation Discussion & Analysis (CD&A) which must describe the Company's compensation policies and decisions. The amendments in the release apply to disclosures included in proxy and information statements, periodic and current reports, as well as other filings under the Securities Exchange Act of 1934 and to registration statements under the Exchange Act and the Securities Act of 1933. For financial statement purposes, this release is effective for years ending on or after December 15, 2006. The Company has adopted this release and will include the required disclosures in the appropriate filings.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS
157). SFAS 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities. SFAS 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and established a fair value hierarchy with the highest priority being the quoted price in active markets. This statement is effective for years beginning on or after November 15, 2007. The Company is currently evaluating the impact of this statement but does not believe that it will have a material impact on the consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" (SFAS 158). SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the funded status of the benefit plans as of December 31, 2006. The funded status is to be measured as the difference between the fair value of the plan assets and the projected benefit obligation. The Company adopted this statement as of December 31, 2006. See Note 7 - Pensions and Other Postretirement Benefits in the Notes to Consolidated Financial Statements.

All other Standards and Interpretations of those Standards issued during 2006 did not relate to accounting policies and procedures pertinent to the Company at this time.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

2. INVESTMENTS

INVESTMENT REVENUES
The following tables provide investment revenues by major category for the years ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
NET INVESTMENT INCOME:
   Fixed maturity securities                                      $      153,885         $      155,726         $      153,102
   Equity securities                                                       4,644                  3,699                  4,423
   Mortgage loans                                                         31,774                 32,923                 33,376
   Real estate                                                             7,494                  7,900                 13,129
   Policy loans                                                            6,713                  7,174                  7,788
   Short-term                                                              1,863                  1,544                    714
   Other                                                                     980                    667                    757
                                                                  --------------         --------------         --------------
                                                                         207,353                209,633                213,289
Less investment expenses                                                 (11,073)               (15,025)               (15,314)
                                                                  --------------         --------------         --------------
                                                                  $      196,280         $      194,608         $      197,975
                                                                  ==============         ==============         ==============

REALIZED INVESTMENT GAINS (LOSSES):
   Fixed maturity securities                                      $        2,280         $       (1,576)        $          343
   Equity securities                                                        (464)                   (37)                   147
   Mortgage loans                                                           (100)                   890                    400
   Real estate                                                             4,159                  6,751                 44,735
   Other                                                                    (254)                    85                    304
                                                                  --------------         --------------         --------------
                                                                  $        5,621         $        6,113         $       45,929
                                                                  ==============         ==============         ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

UNREALIZED GAINS AND LOSSES
The following table provides unrealized gains (losses) on the Company's investments in securities, at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
AVAILABLE FOR SALE:
   End of year                                                    $        2,650         $       35,182         $       99,620
   Amounts allocable to:
      DAC and VOBA                                                          (296)                (3,203)                (7,987)
      Policyholder account balances                                         (433)                (5,036)               (11,445)
   Deferred income taxes                                                    (672)                (9,454)               (28,066)
                                                                  --------------         --------------         --------------
                                                                  $        1,249         $       17,489         $       52,122
                                                                  ==============         ==============         ==============

   Increase (decrease) in
      net unrealized gains
      during the year:
         Fixed maturity securities                                $      (17,008)        $      (34,280)        $        5,334
         Equity securities                                                   768                   (353)                  (117)
                                                                  --------------         --------------         --------------
                                                                  $      (16,240)        $      (34,633)        $        5,217
                                                                  ==============         ==============         ==============

ANALYSIS OF UNREALIZED LOSSES ON SECURITIES
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed to determine whether impairments should be recorded. For those securities where fair value is less than ninety percent of amortized cost for six consecutive months or more, a detailed analysis is prepared which focuses on each issuer's ability to service its debts and the length of time and extent the security has been valued below cost. This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, and (4) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to income as a realized investment loss, resulting in a permanent reduction to the cost basis of the underlying investment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2006.

                                                                   Investments with unrealized losses
                                       --------------------------------------------------------------------------------------
                                           Less than 12 months           12 months or longer                 Total
                                           -------------------           -------------------                 -----
                                          Fair        Unrealized         Fair       Unrealized        Fair        Unrealized
                                          Value         Losses           Value        Losses          Value         Losses
                                          -----         ------           -----        ------          -----         ------
Bonds:
   U.S. Treasury securities and
      obligations of U.S. Government   $    12,636    $        41    $    32,340    $       873    $    44,976    $       914
   Federal agencies(1)                       9,970             61         98,677          1,844        108,647          1,905
   Federal agency issued
      mortgage-backed securities(1)         25,326             92        216,083          5,514        241,409          5,606
   Corporate obligations                   209,000          3,015        686,507         29,602        895,507         32,617
   Corporate private-labeled
      mortgage-backed securities            61,511          1,148         97,879          2,315        159,390          3,463
   Other                                    32,225            289        111,701          2,577        143,926          2,866
Redeemable preferred stocks                    520             10              -              -            520             10
                                       -----------    -----------    -----------    -----------    -----------    -----------
Fixed maturity securities                  351,188          4,656      1,243,187         42,725      1,594,375         47,381
Equity securities                            4,636              3          9,141            634         13,777            637
                                       -----------    -----------    -----------    -----------    -----------    -----------
      Total                            $   355,824    $     4,659    $ 1,252,328    $    43,359    $ 1,608,152    $    48,018
                                       ===========    ===========    ===========    ===========    ===========    ===========

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2005.

                                                                   Investments with unrealized losses
                                       --------------------------------------------------------------------------------------
                                           Less than 12 months           12 months or longer                 Total
                                           -------------------           -------------------                 -----
                                          Fair        Unrealized         Fair       Unrealized        Fair        Unrealized
                                          Value         Losses           Value        Losses          Value         Losses
                                          -----         ------           -----        ------          -----         ------
Bonds:
   U.S. Treasury securities and
      obligations of U.S. Government   $    21,860    $       299    $    15,921    $       347    $    37,781    $       646
   Federal agencies(1)                      56,195            731         61,578          1,548        117,773          2,279
   Federal agency issued
      mortgage-backed securities(1)        116,390          1,928        169,902          4,426        286,292          6,354
   Corporate obligations                   456,925         13,101        274,407         13,704        731,332         26,805
   Corporate private-labeled
      mortgage-backed securities            70,195          1,219         57,218            677        127,413          1,896
   Other                                    78,570          1,134         62,207          1,802        140,777          2,936
Redeemable preferred stocks                     54              1              -              -             54              1
                                       -----------    -----------    -----------    -----------    -----------    -----------
Fixed maturity securities                  800,189         18,413        641,233         22,504      1,441,422         40,917
Equity securities                            2,490             59         11,202            874         13,692            933
                                       -----------    -----------    -----------    -----------    -----------    -----------
      Total                            $   802,679    $    18,472    $   652,435    $    23,378    $ 1,455,114    $    41,850
                                       ===========    ===========    ===========    ===========    ===========    ===========

---------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Securities with unrealized losses for less than twelve consecutive months included 116 issues with a carrying value of $355,824 and unrealized losses of $4,659. Of this portfolio, 98.6% were investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $4,358. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

Securities with unrealized losses for twelve consecutive months or longer included 505 issues with a carrying value of $1,252,328 and unrealized losses of $43,359. Of this portfolio, 96.0% were investment grade at December 31, 2006, with associated unrealized losses of $38,624. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

One statistic the Company pays particular attention to with respect to fixed maturity securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are closely monitored to ensure that the impairment is not other-than-temporary.

Securities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer are considered potentially distressed securities and are subject to rigorous ongoing review. As of December 31, 2006, there were no issues with a fair value to amortized cost ratio of less than 80%.

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2006.

Fair Value to
  Amortized
    Cost                     Amortized                Fair                 Unrealized
   Ratio                       Cost                   Value                  Losses                 %
-------------            ---------------         ---------------         --------------           -----
90%-99%                  $     1,609,243         $     1,566,493         $       42,750            90.2%
80%-89%                           32,513                  27,882                  4,631             9.8%
Below 80%                              -                       -                      -             0.0%
                         ---------------         ---------------         --------------           -----
      Total              $     1,641,756         $     1,594,375         $       47,381           100.0%
                         ===============         ===============         ==============           =====

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

SUMMARY OF COST AND FAIR VALUE INFORMATION FOR SECURITIES
The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2006.

                                                                                                Gross
                                                                  Amortized                  Unrealized                Fair
                                                                    Cost                Gains          Losses         Value
                                                                    ----                -----          ------         -----
Bonds:
   U.S. Treasury securities & obligations of U.S. Government    $      82,957     $     1,025     $       914     $      83,068
   Federal agencies(1)                                                154,062             425           1,905           152,582
   Federal agency issued mortgage-backed securities(1)                278,919             696           5,606           274,009
   Corporate obligations                                            1,784,393          43,974          32,617         1,795,750
   Corporate private-labeled mortgage-backed securities               211,909             533           3,463           208,979
   Other                                                              196,222             788           2,866           194,144
Redeemable preferred stocks                                            10,498             419              10            10,907
                                                                -------------     -----------     -----------     -------------
Fixed maturity securities                                           2,718,960          47,860          47,381         2,719,439
Equity securities                                                      50,180           2,808             637            52,351
                                                                -------------     -----------     -----------     -------------
      Total                                                     $   2,769,140     $    50,668     $    48,018     $   2,771,790
                                                                =============     ===========     ===========     =============

The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2005.

                                                                                                Gross
                                                                  Amortized                  Unrealized                Fair
                                                                    Cost                Gains          Losses         Value
                                                                    ----                -----          ------         -----
Bonds:
   U.S. Treasury securities & obligations of U.S. Government    $     102,323     $     1,896     $       646     $     103,573
   Federal agencies(1)                                                172,305             796           2,279           170,822

   Federal agency issued mortgage-backed securities(1)                363,631           1,416           6,354           358,693

   Corporate obligations                                            1,817,757          69,321          26,805         1,860,273
   Corporate private-labeled mortgage-backed securities               190,163             861           1,896           189,128
   Other                                                              184,692           1,177           2,936           182,933
Redeemable preferred stocks                                                55               -               1                54
                                                                -------------     -----------     -----------     -------------
Fixed maturity securities                                           2,830,926          75,467          40,917         2,865,476
Equity securities                                                      52,143           1,565             933            52,775
                                                                -------------     -----------     -----------     -------------
      Total                                                     $   2,883,069     $    77,032     $    41,850     $   2,918,251
                                                                =============     ===========     ===========     =============

The Company held no non-income producing securities at December 31, 2006 (2005 - $760).

--------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                2006                    2005                   2004
                          --------------          --------------          -------------
Proceeds                  $       99,795          $      181,613          $     163,825
Gross realized gains               3,550                   3,991                  8,545
Gross realized losses              1,151                   6,009                  8,237

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

CONTRACTUAL MATURITIES
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2006. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                                Amortized                    Fair
                                                   Cost                      Value
                                                   ----                      -----
Due in one year or less                      $       148,366            $       148,163
Due after one year through five years                551,613                    549,433
Due after five years through ten years               696,162                    688,241
Due after ten years                                  726,882                    744,418
Mortgage-backed securities                           595,937                    589,184
                                             ---------------            ---------------
                                             $     2,718,960            $     2,719,439
                                             ===============            ===============

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $3,600 (2005 - $3,478). The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors. No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years. Also, there were no delinquent mortgage loans at December 31, 2006. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides geographic and property type diversification of the mortgage portfolio at December 31.

                                                  2006                                                 2005
                               ------------------------------------------          ------------------------------------------
                                   Carrying                    Fair                    Carrying                    Fair
                                    Amount                     Value                    Amount                     Value
                                    ------                     -----                    ------                     -----
GEOGRAPHIC REGION:
   East north central          $         22,962          $         23,344          $         25,295          $         23,535
   Mountain                              68,203                    68,041                    61,391                    62,746
   Pacific                              132,265                   132,252                   135,809                   141,569
   West south central                    95,641                    96,211                    88,424                    90,725
   West north central                   112,827                   111,486                   110,098                   106,221
   Other                                 43,721                    43,946                    41,129                    45,070
   Valuation reserve                     (3,600)                   (3,600)                   (3,478)                   (3,478)
                               ----------------          ----------------          ----------------          ----------------
                               $        472,019          $        471,680          $        458,668          $        466,388
                               ================          ================          ================          ================

PROPERTY TYPE:
   Industrial                  $        264,662          $        265,522          $        256,113          $        263,379
   Retail                                   211                       211                       749                       749
   Office                               191,030                   189,827                   180,727                   181,124
   Other                                 19,716                    19,720                    24,557                    24,614
   Valuation reserve                     (3,600)                   (3,600)                   (3,478)                   (3,478)
                               ----------------          ----------------          ----------------          ----------------
                               $        472,019          $        471,680          $        458,668          $        466,388
                               ================          ================          ================          ================

The Company had commitments to originate mortgage loans of $12.7 million at December 31, 2006. These commitments expire in 2007.

REAL ESTATE
The table below provides information concerning the Company's real estate investments as of December 31.

                                          2006                  2005
                                     -------------         -------------
Land                                 $      16,469         $      18,802
Buildings                                   54,885                63,886
   Less accumulated depreciation           (24,105)              (24,088)
                                     -------------         -------------
      Real estate, commercial               47,249                58,600
      Real estate, joint ventures           63,524                23,270
                                     -------------         -------------
                                     $     110,773         $      81,870
                                     =============         =============

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis over periods ranging from 10 to 60 years.

The Company had non-income producing real estate of $17,386, consisting of properties under development at December 31, 2006 (2005 - $21,142).

The Company had commitments to sell real estate investments of $6.2 million at December 31, 2006. These commitments expire in 2007.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

3. UNPAID ACCIDENT and HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "Policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Gross liability at beginning of year                              $        6,986         $        8,605         $        8,623
Less reinsurance recoverable                                              (3,999)                (4,207)                (3,579)
                                                                  --------------         --------------         --------------
Net liability at beginning of year                                         2,987                  4,398                  5,044
                                                                  --------------         --------------         --------------

Incurred benefits related to:
   Current year                                                           22,174                 20,287                 25,449
   Prior years(1)                                                            766                   (319)                   842
                                                                  --------------         --------------         --------------

Total incurred benefits                                                   22,940                 19,968                 26,291
                                                                  --------------         --------------         --------------

Paid benefits related to:
   Current year                                                           18,939                 17,767                 21,210
   Prior years                                                             3,426                  3,612                  5,727
                                                                  --------------         --------------         --------------

Total paid benefits                                                       22,365                 21,379                 26,937
                                                                  --------------         --------------         --------------
Net liability at end of year                                               3,562                  2,987                  4,398
Plus reinsurance recoverable                                               3,829                  3,999                  4,207
                                                                  --------------         --------------         --------------

Gross liability at end of year                                    $        7,391         $        6,986         $        8,605
                                                                  ==============         ==============         ==============

----------------
(1) The incurred benefits related to prior years' unpaid accident and health claims reflect the (favorable) unfavorable development of these liabilities.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                           2006                 2005
                                                                       ------------         ------------
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, currently 5.47%, secured by
   mortgage-backed securities totaling $79,785.                        $     14,700         $     26,214

One real estate loan with an interest rate of 7.50% paid off in
   January 2006.                                                                  -                  610

One construction loan related to investment properties dated
   December 2003 with an interest rate of 8.00%, forgiven in
   December 2006 with the sale of the land.                                       -                  458
                                                                       ------------         ------------
                                                                       $     14,700         $     27,282
                                                                       ============         ============

As a member of the FHLB with a capital investment of $5.9 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 3.81% average rate on the capital investment in the FHLB for 2006.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 6.075%. Both lines of credit will expire during 2007, and it is expected that the Company will renew these facilities.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,016 (2005 - $2,129; 2004 - $1,574). The interest expense on all borrowings totaled $942 (2005 - $1,978; 2004 - $1,694).

Maturities on notes payable are $14.7 million, due in 2007.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

5. STATUTORY INFORMATION and STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Net gain from operations                                          $       46,801         $       49,500         $       35,064

Net income                                                                49,353                 48,668                 79,394

Unassigned surplus at December 31                                        443,236                408,144                357,123

Capital and surplus at December 31                                       371,766                339,961                290,288

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2007 without prior approval is $46.8 million, the statutory net gain from operations in 2006. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $12,000 at December 31, 2006 (2005 - $12,000; 2004 - $19,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Current income tax expense                                        $        8,842         $        6,353         $       11,796
Deferred income tax expense                                                5,487                  7,088                 12,200
                                                                  --------------         --------------         --------------
Total income tax expense                                          $       14,329         $       13,441         $       23,996
                                                                  ==============         ==============         ==============

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Federal income tax rate                                                       35%                    35%                    35%
Tax credits                                                                   (6)                    (6)                    (5)
Other permanent differences                                                   (1)                    (2)                    (1)
                                                                  --------------         --------------         --------------
Effective income tax rate                                                     28%                    27%                    29%
                                                                  ==============         ==============         ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

                                                                       2006                   2005
                                                                  --------------         --------------
Deferred tax assets:
   Future policy benefits                                         $       45,169         $       53,445
   Employee retirement benefits                                           19,934                 20,669
   Tax carryovers                                                          3,323                  3,855
   Other                                                                   1,213                  1,638
                                                                  --------------         --------------
Gross deferred tax assets                                                 69,639                 79,607
Less: Valuation allowance                                                      -                     (8)
                                                                  --------------         --------------
      Net deferred tax assets                                             69,639                 79,599
Deferred tax liabilities:
   Basis differences between tax and
      GAAP accounting for investments                                      9,152                 11,351
   Unrealized investment gains                                               776                  9,454
   Capitalization of deferred acquisition
      costs, net of amortization                                          44,362                 49,562
   Value of business acquired                                             28,969                 31,327
   Property and equipment, net                                             8,380                  8,038
   Other                                                                  11,949                  8,041
                                                                  --------------         --------------
Gross deferred tax liabilities                                           103,588                117,773
                                                                  --------------         --------------
   Net deferred tax liability                                             33,949                 38,174
   Current tax liability                                                   1,370                  1,981
                                                                  --------------         --------------
      Income taxes payable                                        $       35,319         $       40,155
                                                                  ==============         ==============

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of our anticipated future earnings and reversal of future taxable differences, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset.

Federal income taxes paid this year were $8,121 (2005 - $6,054; 2004 - $5,593).

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a tax account designated as "Policyholders' Surplus." The American Jobs Creation Act of 2004 was passed on October 22, 2004. This Act allows for the Policyholders' Surplus to be distributed without being subject to tax. These distributions were required to be made during the 2005 or 2006 tax years. Under this Act, the Company distributed a significant portion of the balance in Policyholders' Surplus account during this time frame. The Company distributed approximately $19.8 million and $22.4 million from Policyholders' Surplus in 2006 and 2005, respectively. As of December 31, 2006, the Company has approximately $25.6 million of untaxed "Policyholders' Surplus." Should the balance in the Policyholders' Surplus become taxable in future years, the tax computed at current rates would approximate $8.9 million.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Income tax expense                                                $       14,329         $       13,441         $       23,996
Stockholders' equity:
   Related to:
      Unrealized gains (losses), net                                      (8,782)               (18,612)                 2,808
      Pension, and postretirement benefits                                  (253)                    (2)                (1,294)
                                                                  --------------         --------------         --------------
Total income tax expense included in financial statements         $        5,294         $       (5,173)        $       25,510
                                                                  ==============         ==============         ==============

7. PENSIONS and OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2007 through 2011 are $7,900, $9,000, $11,100, $9,500, and $12,400,
respectively. The aggregate benefits expected to be paid in the five years from 2012 through 2016 are $62,200. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2006 and include estimated future employee service. The 2007 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 was:

                                                Plan Assets
                                         --------------------------          Target
                                           2006              2005          Allocation
                                         --------          --------        ----------
ASSET CATEGORY
Debt securities                             31%               32%             26%-42%
Equity securities                           69%               67%             56%-76%
Cash equivalents                             0%                1%              0%-2%

This allocation of plan assets is within the targeted mix by asset class. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits. The Plan does not expect to return any plan assets to the Company during 2007.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rate used to determine the benefit obligation for pension benefits is 5.50% and 5.75% for other postretirement benefits. The discount rates were determined by reference to the AA finance corporate bond index yield curve on December 31, 2006, as published by Bloomberg L.P. Specifically, the yield curve was converted to spot rates to determine the rates on zero coupon securities of the same quality at various maturities. By discounting benefit cash

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

flows at these rates, a notional amount equal to the market value of a cash flow defeasing a portfolio of AA finance corporate bonds was determined. The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2007 through 2011 are $870, $980, $1,020, $1,080, and $1,160, respectively. The aggregate benefits expected to be paid in the five years from 2012 through 2016 are $6,590. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2006. The 2007 contribution for the plan is estimated to be $870. The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $98 (2005 - $106; 2004 - $106). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $300 (2005 - $503; 2004 - $500).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents' prior year paid commissions, respectively. Contributions to the plan were $1,683 (2005 - $1,468; 2004 - $1,454). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution in 2006 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act ("the Act") was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. As of December 31, 2004, the Company evaluated the provisions of the Act and determined that the benefits provided by the Company's postretirement benefit plans were actuarially equivalent thereto, and estimated the accumulated postretirement benefit obligation ("APBO") to incorporate the impact of the Act. As of December 31, 2004, the estimated reduction to the APBO was $7.1 million, and this change did not have a material impact on the net periodic postretirement benefit cost for the year ended December 31, 2004. This change decreased the 2005 net periodic benefit cost by $0.5 million.

On June 17, 2005, the Company amended the Kansas City Life Insurance Company Employee Benefits Plan and the Kansas City Life Insurance Company Agent and General Agent Health and Dental Plan ("the Plans"), to eliminate prescription drug coverage as of January 1, 2006. Since prescription drug coverage to retirees will become available under the Act on January 1, 2006, participants of the Plans will be able to obtain coverage under the Medicare Prescription Drug Plan as of this date. At the same time, the Company has elected to reduce required retiree premium payments to the Plans.

A re-measurement of the APBO was calculated for the amendment to the Plans and the reduced retiree premium payments. The change in the APBO resulted in a decrease of $0.9 million in the net periodic postretirement benefit cost for the year ended December 31, 2005.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" SFAS 158. SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the overfunded or underfunded status of the benefit plans as of December 31, 2006. The funded status is to be measured as the difference between the fair value of the plan's assets and its benefit obligation. The Company adopted SFAS 158 as of December 31, 2006.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The incremental effect of applying SFAS 158 on individual line items in the Consolidated Balance Sheet as of December 31, 2006, was as follows.

                                                                      Before                                        After
                                                                  Application of                                Application of
                                                                     SFAS 158              Adjustments             SFAS 158
                                                                  --------------         --------------         --------------
Liability for pension benefits                                    $       13,935         $        5,691         $       19,626
Liability for postretirement benefits                                     22,857                    654                 23,511
Deferred income tax liability                                             36,170                 (2,221)                33,949
Total liabilities                                                      3,771,994                  4,124              3,776,118
Accumulated other comprehensive income                                    29,242                 (4,124)                25,118
Total stockholders' equity                                               688,428                 (4,124)               684,304

                                                                        Pension Benefits                 Other Benefits
                                                                  ---------------------------     ---------------------------
                                                                      2006            2005            2006            2005
                                                                  -----------     -----------     -----------     -----------
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year                           $   136,513     $   132,883     $    25,056     $    22,903
Service cost                                                            2,257           2,246             815             598
Interest cost                                                           7,430           7,341           1,308           1,099
Plan amendments                                                             -               -               -          (4,159)
Actuarial (gain) loss                                                   2,815           1,735          (1,644)          5,721
Benefits paid                                                          (8,963)         (7,692)         (1,060)         (1,106)
                                                                  -----------     -----------     -----------     -----------
   Benefit obligation at end of year                              $   140,052     $   136,513     $    24,475     $    25,056
                                                                  ===========     ===========     ===========     ===========

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year                    $   109,170     $   103,024     $       984     $     1,042
Actual return on plan assets                                           14,139           7,159              50              53
Company contributions                                                   6,080           6,679               -               -
Benefits paid                                                          (8,963)         (7,692)            (70)           (111)
                                                                  -----------     -----------     -----------     -----------
   Fair value of plan assets at end of year                       $   120,426     $   109,170     $       964     $       984
                                                                  ===========     ===========     ===========     ===========

Funded status of plan at end of year                              $   (19,626)    $   (27,343)    $   (23,511)    $   (24,072)
                                                                  ===========                     ===========
Unrecognized actuarial loss                                              n/a           48,313            n/a            5,988
Unrecognized prior service cost                                          n/a           (3,263)           n/a           (3,956)
                                                                                  -----------                     -----------
   Net amount recognized                                                 n/a      $    17,707            n/a      $   (22,040)
                                                                                  ===========                     ===========

AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEETS:
Accrued benefit liability                                                n/a      $   (22,132)           n/a      $   (22,040)
Accumulated other comprehensive income                                   n/a           39,839            n/a                -
                                                                                  -----------                     -----------
   Net amount recognized                                                 n/a      $    17,707            n/a      $   (22,040)
                                                                                  ===========                     ===========

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME:
Net loss                                                          $    42,526            n/a      $     4,232            n/a
Prior service cost                                                     (2,616)           n/a           (3,578)           n/a
                                                                  -----------                     -----------
   Total accumulated other comprehensive income                   $    39,910            n/a      $       654            n/a
                                                                  ===========                     ===========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                                        Pension Benefits                 Other Benefits
                                                                  ---------------------------     ---------------------------
                                                                      2006            2005            2006            2005
                                                                  -----------     -----------     -----------     -----------
PLANS WITH UNDERFUNDED ACCUMULATED BENEFIT OBLIGATION:
Projected benefit obligation                                      $   140,052     $   136,513          n/a             n/a
Accumulated benefit obligation                                        134,361         131,302          n/a             n/a
Fair value of plan assets                                             120,426         109,170          n/a             n/a

WEIGHTED AVERAGE ASSUMPTIONS USED TO DETERMINE BENEFIT
   OBLIGATIONS AT DECEMBER 31:
Discount rate                                                            5.50%           5.50%           5.75%           5.75%
Expected return on plan assets                                           8.00            8.00            5.50            5.50
Rate of compensation increase                                            3.75            3.75               -               -

WEIGHTED AVERAGE ASSUMPTIONS USED TO DETERMINE NET
   PERIODIC BENEFIT COST FOR YEARS ENDED DECEMBER 31:
Discount rate                                                            5.50%           5.75%           5.75%           5.75%
Expected return on plan assets                                           8.00            8.00            5.50            5.50
Rate of compensation increase                                            3.75            4.00               -               -

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                                           One Percentage Point
                                                        Change in the Growth Rate
                                                       Increase           Decrease
                                                       --------           --------
Service and interest cost components                 $       422        $       (347)
Postretirement benefit obligation                          4,114              (3,357)

For measurement purposes a 12.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6% in 2018 and thereafter.

                                                     Pension Benefits                          Other Benefits
                                          ------------------------------------      ------------------------------------
                                            2006          2005          2004          2006          2005          2004
                                          --------      --------      --------      --------      --------      --------
THE FOLLOWING TABLE PROVIDES THE
   COMPONENTS OF NET PERIODIC BENEFIT
   COST FOR THE YEARS ENDED DECEMBER 31:
Service cost                              $  2,257      $  2,246      $  2,214      $    815      $    598      $    771
Interest cost                                7,430         7,341         7,283         1,308         1,099         1,502
Expected return on plan assets              (8,537)       (8,064)       (7,425)          (54)          (57)          (66)
Amortization of:
   Unrecognized actuarial loss               3,000         2,731         2,870           115             6            92
   Unrecognized prior service cost            (647)         (647)         (647)         (378)         (204)            -
                                          --------      --------      --------      --------      --------      --------
Net periodic benefit cost                 $  3,503      $  3,607      $  4,295      $  1,806      $  1,442      $  2,299
                                          ========      ========      ========      ========      ========      ========

The estimated net loss and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $2,300 and ($647), respectively.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The estimated net loss and prior service cost for the other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $119 and ($378), respectively.

8. SHARE-BASED PAYMENT

The Company has a long-term incentive plan for senior management that awards participants for the increase in the share price of the Company's common stock through units (phantom shares) assigned by the Board of Directors. The awards are calculated over three-year intervals on a calendar year basis. At the conclusion of each three-year interval, participants will receive awards based on the increase in the share price during a defined measurement period, times the number of units. The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval. Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation. Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.

Information about the outstanding three-year intervals as of December 31, 2006, were as follows:

  Defined
Measurement           Number               Grant
  Period             of Units              Price
-----------          --------           ----------
2004-2006             125,336           $    46.92
2005-2007              98,860           $    48.86
2006-2008             169,634           $    50.21
2007-2009             179,488           $    52.10

During 2006, the plan made a payment of $1.5 million to plan participants for the three-year interval ended December 31, 2005. No payments were made in 2005 or 2004. The cost of compensation charged as an operating expense was $1,145 (2005 - $1,157; 2004 - $135). The associated tax benefit was $401 (2005 - $405;
2004 - $47).

9. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered: Individual Insurance, Group Insurance and Old American. The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life. The Individual Insurance segment is marketed through a nationwide sales force of independent general agents. The Group Insurance segment consists of sales of group life, group disability, stop loss and dental products. This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements. Old American consists of individual insurance products designed primarily as final expense products. These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded. Other revenues include other sources of customer revenue, such as supplemental contract considerations, accumulated policyholder dividend receipts and third-party administrative and service fees related to the Company's Group Insurance Segment. It is preferable to consider the sum of both insurance revenues and other revenues in evaluating total revenues from all customer relationships and we define this as "customer revenues" for segment reporting purposes. Customer revenues are added to net investment income and realized investment gains (losses) to reconcile to the Company's total revenues.

Separate investment portfolios are maintained for each of the three life insurance companies of the Company. However, investments are allocated to the Group Insurance segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

                                                           Individual        Group          Old        Intercompany
                                                            Insurance      Insurance      American    Eliminations(1)     Total
                                                            ---------      ---------      --------    ---------------     -----
2006:
Insurance revenues                                        $    127,218   $     44,577   $     63,933   $      (574)   $    235,154
Other revenues                                                  10,717            608             24             -          11,349
                                                          ------------   ------------   ------------   -----------    ------------
   Customer revenues                                           137,935         45,185         63,957          (574)        246,503
   Net investment income                                       182,766            272         13,242             -         196,280
   Realized investment gains                                     5,300              -            321             -           5,621
                                                          ------------   ------------   ------------   -----------    ------------
      Total revenues                                           326,001         45,457         77,520          (574)        448,404
                                                          ------------   ------------   ------------   -----------    ------------

   Policyholder benefits                                        95,603         28,596         43,596             -         167,795
   Interest credited to policyholder account balances           94,648              -              -             -          94,648
   Amortization of deferred acquisition costs
      and value of business acquired                            29,904              -         11,730             -          41,634
   Operating expenses                                           59,952         19,114         14,588          (574)         93,080
                                                          ------------   ------------   ------------   -----------    ------------
      Total benefits and expenses                              280,107         47,710         69,914          (574)        397,157
                                                          ------------   ------------   ------------   -----------    ------------

Income (loss) before income tax expense (benefit)               45,894         (2,253)         7,606             -          51,247
Income tax expense (benefit)                                    12,726           (676)         2,279             -          14,329
                                                          ------------   ------------   ------------   -----------    ------------
Segment net income (loss)                                 $     33,168   $     (1,577)  $      5,327   $         -    $     36,918
                                                          ============   ============   ============   ===========    ============

Segment assets                                               4,085,189          6,066        369,167             -       4,460,422
Interest expense                                                 1,191              -            226             -           1,417

2005:
Insurance revenues                                        $    132,162   $     40,870   $     66,007   $      (544)   $    238,495
Other revenues                                                   9,641            661             10             -          10,312
                                                          ------------   ------------   ------------   -----------    ------------
   Customer revenues                                           141,803         41,531         66,017          (544)        248,807
   Net investment income                                       181,311            233         13,064             -         194,608
   Realized investment gains (losses)                            6,488              -           (375)            -           6,113
                                                          ------------   ------------   ------------   -----------    ------------
      Total revenues                                           329,602         41,764         78,706          (544)        449,528
                                                          ------------   ------------   ------------   -----------    ------------

   Policyholder benefits                                        99,294         25,950         44,449             -         169,693
   Interest credited to policyholder account balances           98,637              -              -             -          98,637
   Amortization of deferred acquisition costs
      and value of business acquired                            29,011              -         13,418             -          42,429
   Operating expenses                                           56,638         19,220         13,830          (544)         89,144
                                                          ------------   ------------   ------------   -----------    ------------
      Total benefits and expenses                              283,580         45,170         71,697          (544)        399,903
                                                          ------------   ------------   ------------   -----------    ------------

Income (loss) before income tax expense (benefit)               46,022         (3,406)         7,009             -          49,625
Income tax expense (benefit)                                    12,383         (1,022)         2,080             -          13,441
                                                          ------------   ------------   ------------   -----------    ------------
Segment net income (loss)                                 $     33,639   $     (2,384)  $      4,929   $         -   $      36,184
                                                          ============   ============   ============   ===========    ============

Segment assets                                               4,170,536          6,671        381,165             -       4,558,372
Interest expense                                                 1,824              -            593             -           2,417

(1) Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows: insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                           Individual        Group          Old        Intercompany
                                                            Insurance      Insurance      American    Eliminations(1)     Total
                                                            ---------      ---------      --------    ---------------     -----
2004:
Insurance revenues                                        $    139,892   $     42,968   $     67,826   $      (585)   $    250,101
Other revenues                                                   6,740          1,728              -             -           8,468
                                                          ------------   ------------   ------------   -----------    ------------
   Customer revenues                                           146,632         44,696         67,826          (585)        258,569
   Net investment income                                       184,393            323         13,259             -         197,975
   Realized investment gains (losses)                           46,026              -            (97)            -          45,929
                                                          ------------   ------------   ------------   -----------    ------------
      Total revenues                                           377,051         45,019         80,988          (585)        502,473
                                                          ------------   ------------   ------------   -----------    ------------

   Policyholder benefits                                       106,087         27,959         44,142             -         178,188
   Interest credited to policyholder account balances          103,464              -              -             -         103,464
   Amortization of deferred acquisition costs and
      value of business acquired                                29,779              -         13,698             -          43,477
   Operating expenses                                           61,855         19,710         14,681          (585)         95,661
                                                          ------------   ------------   ------------   -----------    ------------
      Total benefits and expenses                              301,185         47,669         72,521          (585)        420,790
                                                          ------------   ------------   ------------   -----------    ------------

Income (loss) before income tax expense (benefit)               75,866         (2,650)         8,467             -          81,683
Income tax expense (benefit)                                    22,761           (795)         2,030             -          23,996
                                                          ------------   ------------   ------------   -----------    ------------
Segment net income (loss)                                 $     53,105   $     (1,855)  $      6,437   $         -    $     57,687
                                                          ============   ============   ============   ===========    ============

Segment assets                                               4,250,635          4,858        410,653             -       4,666,146
Interest expense                                                 1,797              -            396             -           2,193

(1) Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows: insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

ENTERPRISE-WIDE DISCLOSURES

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Customer revenues by line of business:
   Traditional individual insurance products, net                 $       75,473         $       82,219         $       91,569
   Interest sensitive products                                            97,177                 97,506                 98,415
   Variable life insurance and annuities                                  17,319                 17,239                 17,295
   Group life and disability products, net                                45,185                 41,531                 42,822
   Group administrative claims paying services                                 -                      -                  1,672
   Other                                                                  11,349                 10,312                  6,796
                                                                  --------------         --------------         --------------
      Total                                                       $      246,503         $      248,807         $      258,569
                                                                  ==============         ==============         ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

10. PROPERTY and EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                             2006             2005
                                        ------------      ------------
Land                                    $        766      $        766
Home office complex                           20,427            20,180
Furniture and equipment                       45,843            44,157
                                        ------------      ------------
                                              67,036            65,103

Less accumulated depreciation                (37,672)          (35,149)
                                        ------------      ------------

                                        $     29,364      $     29,954
                                        ============      ============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

11. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
LIFE INSURANCE IN FORCE (IN MILLIONS):
   Direct                                                         $       29,398         $       28,943         $       28,815
   Ceded                                                                 (13,945)               (13,354)               (12,760)
   Assumed                                                                 1,863                  2,006                  2,165
                                                                  --------------         --------------         --------------
      Net                                                         $       17,316         $       17,595         $       18,220
                                                                  ==============         ==============         ==============

PREMIUMS:
Life insurance:
   Direct                                                         $      124,858         $      131,256         $      136,749
   Ceded                                                                 (45,227)               (45,301)               (43,609)
   Assumed                                                                 4,031                  4,144                  4,855
                                                                  --------------         --------------         --------------
      Net                                                         $       83,662         $       90,099         $       97,995
                                                                  ==============         ==============         ==============

Accident and health:
   Direct                                                         $       46,748         $       43,947         $       46,821
   Ceded                                                                  (9,752)               (10,296)               (10,881)
   Assumed                                                                     -                      -                    456
                                                                  --------------         --------------         --------------
      Net                                                         $       36,996         $       33,651         $       36,396
                                                                  ==============         ==============         ==============

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $56.6 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $28,424 (2005 - $30,682).

Kansas City Life acquired a block of traditional life and universal life products in 1997. As of this year-end, the block had $1.8 billion of life insurance in force (2005 - $2.0 billion). The block generated life insurance premiums of $2,716 net of reinsurance (2005 - $2,882).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. As of this year-end, the insurance in force ceded approximates $2.1 billion (2005 - $2.3 billion) and premiums totaled $8,785.

Reinsurance receivables were $159.5 million at year end 2006, consisting of reserves ceded of $143.5 million, claims ceded of $9.3 million and other receivables for commissions and expense allowances of $6.7 million.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

12. COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income
(loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances. In addition, other comprehensive income
(loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158. The adjustment to adopt SFAS 158 consists of pension and postretirement net losses and prior service costs. Other comprehensive income (loss) also includes deferred income taxes on these items. The table below provides information about comprehensive income for the years ended December 31.

                                                        Unrealized              Pension
                                                        Gain (Loss)            and Other
                                                       on Securities            Benefits                Total
                                                       -------------            --------                -----
2006:
Unrealized losses arising during the year            $        (30,716)      $              -       $        (30,716)
Less: Realized losses included in net income                    1,816                      -                  1,816
                                                     ----------------       ----------------       ----------------
Net unrealized losses                                         (32,532)                     -                (32,532)
Decrease in minimum pension liability                               -                  5,620                  5,620
Adjustment to adopt SFAS 158                                        -                 (6,345)                (6,345)
Effect on DAC                                                   2,056                      -                  2,056
Effect on VOBA                                                    851                      -                    851
Policyholder account balances                                   4,603                      -                  4,603
Deferred income taxes                                           8,782                    253                  9,035
                                                     ----------------       ----------------       ----------------
Other comprehensive loss                             $        (16,240)      $           (472)               (16,712)
                                                     ================       ================       ================
   Net income                                                                                                36,918
                                                                                                   ----------------
   Comprehensive income                                                                            $         20,206
                                                                                                   ================

                                                        Unrealized              Minimum
                                                        Gain (Loss)             Pension
                                                       on Securities           Liability                Total
                                                       -------------           ---------                -----
2005:
Unrealized losses arising during the year            $        (66,050)      $              -       $        (66,050)
Less: Realized losses included in net income                   (1,613)                     -                 (1,613)
                                                     ----------------       ----------------       ----------------
Net unrealized losses                                         (64,437)                     -                (64,437)
Increase in minimum pension liability                               -                     (6)                    (6)
Effect on DAC                                                   4,689                      -                  4,689
Effect on VOBA                                                     95                      -                     95
Policyholder account balances                                   6,408                      -                  6,408
Deferred income taxes                                          18,612                      2                 18,614
                                                     ----------------       ----------------       ----------------
Other comprehensive loss                             $        (34,633)      $             (4)               (34,637)
                                                     ================       ================
   Net income                                                                                                36,184
                                                                                                   ----------------
   Comprehensive income                                                                            $          1,547
                                                                                                   ================

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                        Unrealized              Minimum
                                                        Gain (Loss)             Pension
                                                       on Securities           Liability                Total
                                                       -------------           ---------                -----
2004:
Unrealized gains arising during the year             $         14,632       $              -        $        14,632
Less: Realized gains included in net income                       490                      -                    490
                                                     ----------------       ----------------       ----------------
Net unrealized gains                                           14,142                      -                 14,142
Increase in minimum pension liability                               -                 (3,698)                (3,698)
Effect on DAC                                                  (1,220)                     -                 (1,220)
Effect on VOBA                                                 (1,522)                     -                 (1,522)
Policyholder account balances                                  (3,375)                     -                 (3,375)
Deferred income taxes                                          (2,808)                 1,294                 (1,514)
                                                     ----------------       ----------------       ----------------
Other comprehensive income (loss)                    $          5,217       $         (2,404)                 2,813
                                                     ================       ================
   Net income                                                                                                57,687
                                                                                                   ----------------
   Comprehensive income                                                                            $         60,500
                                                                                                   ================

The following table provides accumulated balances related to each component of accumulated other comprehensive loss.

                                                   Unrealized               Minimum               Pension
                                                   Gain (Loss)              Pension              and Other
                                                  on Securities            Liability              Benefits              Total
                                                  -------------            ---------              --------              -----
2005:
Beginning of year                               $          52,122         $    (25,891)        $           -        $       26,231
Other comprehensive loss                                  (34,633)                  (4)                    -               (34,637)
                                                -----------------         ------------         --------------       --------------

End of year                                                17,489              (25,895)                    -                (8,406)

2006:
Other comprehensive loss                                  (16,240)                   -                  (472)              (16,712)
                                                -----------------         ------------         --------------       --------------

End of year                                     $           1,249         $    (25,895)        $        (472)       $      (25,118)
                                                =================         ============         ==============       ==============

13. FAIR VALUE of FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans, as reported in the accompanying balance sheet, approximate their fair values. The fair values for securities were based on quoted market prices, where available. For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates. The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed. However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2006, all of the Company's notes payable had a carrying value which approximated their fair value. The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                            2006                                          2005
                                          -------------------------------------         -------------------------------------
                                              Carrying                Fair                  Carrying                Fair
                                               Amount                 Value                  Amount                 Value
                                               ------                 -----                  ------                 -----
INVESTMENTS:
   Securities available for sale          $    2,771,790         $    2,771,790         $    2,918,251         $    2,918,251
   Mortgage loans                                472,019                471,680                458,668                466,388
LIABILITIES:
   Individual and group annuities         $    1,068,286         $    1,038,533         $    1,131,297         $    1,096,429
   Notes payable                                  14,700                 14,700                 27,282                 27,282
   Bank deposits                                  43,118                 43,118                 47,608                 47,608
   Supplementary contracts
      without life contingencies                  67,908                 67,927                 75,100                 75,100

14. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2006 and 2005 are summarized in the table below.

                                    First                Second                Third                 Fourth
                                    -----                ------                -----                 ------
2006:
Total revenues                 $     110,984         $     112,519         $     111,227         $      113,674

Net income                             7,189                10,109                 9,526                 10,094

Per common share,
   basic and diluted                    0.60                  0.85                  0.80                   0.86

2005:
Total revenues                 $     114,125         $     109,080         $     108,925         $      117,398

Net income                             7,960                 8,425                 8,902                 10,897

Per common share,
   basic and diluted                    0.67                  0.71                  0.75                   0.90

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

15. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2006, the Company had purchase commitments to fund mortgage loans and other investments of $15.6 million and sale commitments of $6.2 million. Subsequent to December 31, 2006, the Company entered into commitments to fund additional mortgage loans of $5.3 million.

16. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

17. GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the Company's business, financial position or results of operations.

18. SUBSEQUENT EVENTS

On January 23, 2006, the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million in cash to Brooke Corporation. On January 8, 2007, the Company completed the sale of Generations Bank after receiving regulatory approval from the Office of Thrift Supervision. The gain on the sale was $1.9 million. The bank subsidiary and the results of operations were not material to the financial statements of the Company and are not disclosed separately.

On January 29, 2007, the Board of Directors declared two dividends, including a quarterly dividend of $0.27 per share, unchanged from the prior year, and a special one-time dividend of $2.00 per share. Both dividends, totaling $26.9 million, were paid on February 13, 2007 to shareholders of record as of February 8, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2006 and December 31, 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 1 to the consolidated financial statements, the Company adopted Statement of Financial Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2006.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 28, 2007

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
   Kansas City Life Insurance Company
   3520 Broadway
   Post Office Box 219139
   Kansas City, Missouri 64121-9139
   Telephone: (816) 753-7000
   Fax: (816) 753-4902
   Internet: http://www.kclife.com
   E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
   The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 19, 2007, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
   Cheryl Keefer, Assistant Secretary
   Kansas City Life Insurance Company
   Post Office Box 219139
   Kansas City, Missouri 64121-9139

10-K REQUEST
   Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
   As of January 31, 2007, Kansas City Life had approximately 2,521 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                                  NASDAQ--KCLI

The following table presents the high and low prices for the Company's common stock for the periods indicated and the dividends declared per share during such periods.

                                  Bid          Dividend
                          High             Low          Paid
                          ----             ---          ----
                               (per share)
2006:
First quarter        $   53.04       $   48.75       $  0.27
Second quarter           51.27           41.57          0.27
Third quarter            46.08           41.82          0.27
Fourth quarter           58.97           44.36          0.27
                                                     -------
                                                     $  1.08
                                                     =======

2005:
First quarter        $   50.58       $   46.29       $  0.27
Second quarter           50.90           45.00          0.27
Third quarter            52.55           47.00          0.27
Fourth quarter           51.97           49.73          0.27
                                                     -------
                                                     $  1.08
                                                     =======

A quarterly dividend of $0.27 per share and a special dividend of $2.00 per share were paid February 13, 2007.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

                                KANSAS CITY LIFE
                                  VARIABLE LIFE
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2006 AND 2005

                        TABLE OF CONTENTS

                        STATEMENT OF NET ASSETS
                        STATEMENT OF OPERATIONS
                        STATEMENTS OF CHANGES IN NET ASSETS
                        NOTES TO FINANCIAL STATEMENTS
                        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2006

                                                                          Century II            Century II
                                                      Century II         Survivorship            Alliance
                                                       Variable            Variable              Variable
                                                   Universal Life       Universal Life        Universal Life
                                                 ------------------   ------------------   -------------------
                              Number              Number     Unit       Number    Unit      Number      Unit      Fair
NET ASSETS                    Shares      Nav    of Units   Value     of units    Value    of units     Value     Value     Cost
                            ------------------   --------  --------   ------------------   -------------------   -------   -----
                                                                                                                 (in thousands)
FEDERATED INSURANCE
   SERIES
   American Leaders
      Fund II                 220,062  $ 21.55    168,226  $ 24.112    22,993   $ 17.091     23,646   $ 12.397   $ 4,742   4,203
   High Income Bond
      Fund II                 201,010     7.85     64,412    17.525    19,215     14.885     11,107     14.685     1,578   1,546
   Prime Money
      Fund II               2,877,617     1.00    145,988    13.243    43,963     12.796     34,914     10.915     2,878   2,878

MFS VARIABLE
   INSURANCE TRUST
   Research Series            315,582    18.04    253,944    19.854    37,538     14.309     10,491     10.880     5,693   4,825
   Emerging Growth
      Series                  458,187    20.64    445,080    18.832    55,624     14.076     31,765      9.204     9,457   8,304
   Total Return
      Series                  216,153    21.89    157,577    23.923    25,936     19.072     34,698     13.465     4,732   4,141
   Research Bond
      Series                  182,948    11.51     91,638    17.002    18,022     16.511     18,490     13.528     2,106   2,119
   Strategic Income
      Series                   61,252    10.67     29,671    15.171     3,950     14.634     10,274     14.173       654     643
   Utilities Series           354,122    29.27    227,801    36.924    36,361     28.520     55,948     16.388    10,365   6,887

AMERICAN CENTURY
   VARIABLE PORTFOLIOS
   VP Capital
      Appreciation
         Fund                 274,312    10.96    159,705    15.995    16,026     15.804     16,929     11.739     3,006   2,384
   VP International
      Fund                    453,050    10.12    171,475    22.776    18,932     17.568     25,794     13.447     4,585   3,396
   VP Value Fund              466,256     8.74    246,205    11.888    31,053     12.140     47,391     16.272     4,075   3,547
   VP Income & Growth
      Fund                    188,988     8.63    138,015     8.826    22,068      9.021     16,592     12.884     1,631   1,316
   VP Ultra Fund               45,050    10.04     21,894    12.269     2,065     12.392     12,699     12.449       452     447
   VP Mid Cap Value
      Fund                        466    13.49        178    11.087         -     11.107        388     11.117         6       6

AMERICAN CENTURY
   VARIABLE
      PORTFOLIOS II
   VP Inflation
      Protection
         Fund(Class II)        16,707    10.08      5,332    10.731     6,424     10.839      3,817     10.888       168     173

DREYFUS VARIABLE
   INVESTMENT
   FUND
   Appreciation
      Portfolio               126,712    42.55    271,755    17.100    23,554     16.573     30,497     11.617     5,392   4,456
   Developing Leaders
      Portfolio               190,922    42.03    379,091    17.521    43,255     15.692     58,165     12.097     8,024   7,590

DREYFUS STOCK INDEX
   FUND, INC.                 613,284    36.15  1,001,366    17.504   176,085     16.529    146,928     11.786    22,170  18,201

THE DREYFUS
   SOCIALLY RESPONSIBLE
      GROWTH FUND, INC.        32,043    28.45     28,312    27.975     1,996     28.568      7,016      8.921       912     820

JPMORGAN SERIES
   TRUST II
   U.S. Large Cap
      Core Equity
         Portfolio           75,264    15.70       47,512  17.012      13,348   17.373       12,970   10.906     1,182       976
   Small Company
      Portfolio             126,346    17.82       76,421  20.994       9,423   21.440       30,590   14.549     2,251     1,973
   Mid Cap Value
      Portfolio              40,349    31.56       52,829  18.104       2,999   18.286       14,271   18.369     1,273     1,107

FRANKLIN TEMPLETON
   VARIABLE INSURANCE
      PRODUCTS TRUST
   Franklin Real
      Estate Fund
         (Class II)         104,616    34.68       92,377  27.323       5,133   27.803       37,829   25.415     3,628     2,884
   Franklin Small-Mid
      Cap Growth
         Securities Fund
            (Class II)       27,480    22.13       64,139   7.769       3,529    7.906        7,374   11.111       608       515
   Templeton Developing
      Markets Securities
         Funds (Class II)   161,367    13.79       64,224  22.550      14,706   22.946       15,781   27.853     2,225     1,689
   Templeton Foreign
      Securities Fund
         (Class II)         138,561    18.72       65,427  28.932       7,873   29.546       31,574   14.832     2,594     2,025

CALAMOS ADVISORS TRUST
   Calamos Growth and
      Income Portfolio      351,665    14.39      179,360  18.177      27,544   18.561       87,407   14.748     5,061     4,646

AIM VARIABLE
   INSURANCE FUNDS
   V. I. Capital
      Appreciation Fund
         (Series I)          22,522    26.22       75,984   5.450      15,503    5.546        9,516    9.500       591       597
   V. I. Technology Fund
      (Series I)             32,469    14.02      118,379   2.863      14,565    2.914        9,392    7.860       455       412
   V. I. Core Equity Fund
      (Series I)             38,415    27.22       84,989   7.764       7,496    7.901       33,130    9.857     1,046       888

SELIGMAN PORTFOLIOS, INC.
   Communications and
      Information Portfolio
         (Class II)          83,241    16.74      131,298   8.123       6,658    8.266       23,345   11.646     1,394     1,044
   Capital Portfolio
      (Class II)             89,100    14.40      126,915   7.288      13,381    7.416       26,105    9.914     1,283     1,103
   Smaller-Cap Value
      Portfolio
         (Class II)          37,085    18.37       21,632  17.789       3,427   17.967       13,013   18.049       681       668
                                                                                                              --------   -------
TOTAL NET ASSETS                                                                                              $116,898   $98,409
                                                                                                              ========   =======

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                                   Federated Insurance Series
                                                         -----------------------------------------------
                                                                               High
                                                          American            Income              Prime
                                                          Leaders              Bond               Money
                                                          Fund II             Fund II            Fund II
                                                         -----------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                             $      63                148                142
   Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                  37                 13                 26
                                                         -----------------------------------------------
            Investment Income (Loss)                            26                135                116
                                                         -----------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                         48                 (9)                 -
   Capital Gains Distributions                                 523                  -                  -
   Unrealized Appreciation (Depreciation)                       50                 39                  -
                                                         -----------------------------------------------
            Net Gain (Loss) on Investments                     621                 30                  -
                                                         -----------------------------------------------
               Change in Net Assets from Operations      $     647                165                116
                                                         ===============================================

                                                                      MFS Variable Insurance Trust
                                                       ---------------------------------------------------------------

                                                                  Emerging    Total    Research   Strategic
                                                       Research    Growth     Return     Bond      Income    Utilities
                                                        Series     Series     Series    Series     Series      Series
                                                       ---------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                 26          -       102         89          32        175
   Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               46         79        37         17           5         74
                                                       ---------------------------------------------------------------
            Investment Income (Loss)                        (20)       (79)       65         72          27        101
                                                       ---------------------------------------------------------------
Realized and Unrealized Gain
   (Loss) on Investments:
   Realized Gain (Loss)                                      94        175        69        (16)         (1)       604
   Capital Gains Distributions                                -          -       137         10           4        332
   Unrealized Appreciation (Depreciation)                   424        541       196         (2)          5      1,360
                                                       ---------------------------------------------------------------
            Net Gain (Loss) on Investments                  518        716       402         (8)          8      2,296
                                                       ---------------------------------------------------------------
               Change in Net Assets from Operations         498        637       467         64          35      2,397
                                                       ===============================================================

                                                                           American Century Variable Portfolios
                                                       ---------------------------------------------------------------------------
                                                           VP                                          VP                    VP
                                                         Capital             VP            VP        Income       VP       Mid Cap
                                                       Appreciation     International     Value     & Growth     Ultra      Value
                                                          Fund              Fund          Fund        Fund       Fund       Fund
                                                       ---------------------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                           $          -                63        46           26         -         -
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                  24                34        28           12         3         -
                                                       ---------------------------------------------------------------------------
            Investment Income (Loss)                            (24)               29        18           14        (3)        -
                                                       ---------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                         139               168        51           39         -         -
   Capital Gains Distributions                                    -                 -       288            -         -         -
   Unrealized Appreciation (Depreciation)                       301               678       236          169       (13)        -
                                                       ---------------------------------------------------------------------------
            Net Gain (Loss) on Investments                      440               846       575          208       (13)        -
                                                       ---------------------------------------------------------------------------
               Change in Net Assets from Operations    $        416               875       593          222       (16)        -
                                                       ===========================================================================

                                                           American Century
                                                               Variable                 Dreyfus Variable
                                                             Portfolios II              Investment Fund
                                                           ----------------       -----------------------------
                                                              VP Inflation
                                                               Protection                            Developing
                                                                 Fund             Appreciation         Leaders
                                                              (Class II)           Portfolio          Portfolio
                                                           ----------------       -----------------------------
Investment Income:
   Income:
      Dividend Distributions                                              6                 76               31
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                           1                 43               66
                                                           ----------------       -----------------------------
            Investment Income (Loss)                                      5                 33              (35)
                                                           ----------------       -----------------------------
Realized and Unrealized Gain (Loss) on Investments
   Realized Gain (Loss)                                                  (1)               105               80
   Capital Gains Distributions                                            -                  -              648
   Unrealized Appreciation (Depreciation)                                (2)               592             (455)
                                                           ----------------       -----------------------------
            Net Gain (Loss) on Investments                               (3)               697              273
                                                           ----------------       -----------------------------
               Change in Net Assets from Operations                       2                730              238
                                                           ================       =============================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                      STATEMENT OF OPERATIONS - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                                                                  JPMorgan Series Trust II
                                                                                        -------------------------------------------
                                                                        The Dreyfus
                                                           Dreyfus        Socially
                                                            Stock       Responsible     U.S. Large Cap       Small           Mid
                                                            Index         Growth         Core Equity        Company       Cap Value
                                                          Fund, Inc.     Fund, Inc.        Portfolio        Portfolio     Portfolio
                                                          ----------    -----------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                              $      342              1                 10              -             5
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                  170              7                  9             16             8
                                                          ----------    -----------------------------------------------------------
            Investment Income (Loss)                             172             (6)                 1            (16)           (3)
                                                          ----------    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                          578             14                 19             64            27
   Capital Gains Distributions                                     -              -                  -             52            21
   Unrealized Appreciation (Depreciation)                      2,079             63                138            146           104
                                                          ----------    -----------------------------------------------------------
            Net Gain (Loss) on Investments                     2,657             77                157            262           152
                                                          ----------    -----------------------------------------------------------
               Change in Net Assets from Operations       $    2,829             71                158            246           149
                                                          ==========    ===========================================================

                                                            Franklin Templeton Variable Insurance Products Trust
                                                      ------------------------------------------------------------------
                                                                        Franklin          Templeton
                                                       Franklin        Small-Mid          Developing        Templeton
                                                      Real Estate     Cap Growth            Markets          Foreign
                                                         Fund         Securities          Securities       Securities
                                                      (Class II)    Fund (Class II)    Fund (Class II)   Fund (Class II)
                                                      ------------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                   61                -                  19                28
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                24                5                  13                18
                                                      ------------------------------------------------------------------
            Investment Income (Loss)                           37               (5)                  6                10
                                                      ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                       207               29                 178                90
   Capital Gains Distributions                                237                -                   -                 -
   Unrealized Appreciation (Depreciation)                     106               21                 223               316
                                                      ------------------------------------------------------------------
            Net Gain (Loss) on Investments                    550               50                 401               406
                                                      ------------------------------------------------------------------
               Change in Net Assets from Operations           587               45                 407               416
                                                      ==================================================================

                                                           Calamos
                                                           Advisors
                                                             Trust                   AIM Variable Insurance Funds
                                                          ----------       -----------------------------------------------
                                                                           V.I. Capital          V.I.             V.I.
                                                          Growth and       Appreciation       Technology       Core Equity
                                                            Income             Fund               Fund             Fund
                                                           Portfolio        (Series I)         (Series I)       (Series I)
                                                          ----------       -----------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                              $       99                  -                 -               15
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                   37                  5                 3                7
                                                          ----------       -----------------------------------------------
            Investment Income (Loss)                              62                 (5)               (3)               8
                                                          ----------       -----------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                          126                 17                 5               20
   Capital Gains Distributions                                   384                 66                 -                -
   Unrealized Appreciation (Depreciation)                       (179)               (38)               38               91
                                                          ----------       -----------------------------------------------
            Net Gain (Loss) on Investments                       331                 45                43              111
                                                          ----------       -----------------------------------------------
               Change in Net Assets from Operations       $      393                 40                40              119
                                                          ==========       ===============================================

                                                                       Seligman Portfolios, Inc.
                                                        ---------------------------------------------------
                                                        Communications
                                                             and                                Smaller-Cap
                                                         Information            Capital            Value
                                                          Portfolio            Portfolio         Portfolio
                                                          (Class II)           (Class II)        (Class II)         Total
                                                        ---------------------------------------------------       ---------
Investment Income:
   Income:
      Dividend Distributions                                         -                  -                 -           1,605
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                     10                 10                 4             891
                                                        ---------------------------------------------------       ---------
            Investment Income (Loss)                               (10)               (10)               (4)            714
                                                        ---------------------------------------------------       ---------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                             52                 33                 8           3,012
   Capital Gains Distributions                                       -                  -                57           2,759
   Unrealized Appreciation (Depreciation)                          187                 38                35           7,487
                                                        ---------------------------------------------------       ---------
            Net Gain (Loss) on Investments                         239                 71               100          13,258
                                                        ---------------------------------------------------       ---------
               Change in Net Assets from Operations                229                 61                96          13,972
                                                        ===================================================       =========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                          Federated Insurance Series
                                                   ----------------------------------------
                                                                      High
                                                   American          Income          Prime
                                                   Leaders            Bond           Money
                                                   Fund II          Fund II         Fund II
                                                   ----------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                        $     26             135             116
   Realized Gain (Loss)                                 571              (9)              -
   Unrealized Appreciation (Depreciation)                50              39               -
                                                   ----------------------------------------
      Change in Net Assets from Operations              647             165             116

DEPOSITS                                                593             217           1,734

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                         6               5               -
   Withdrawals                                          302             211             278
   Contract Expense Charges                             368             135             377
   Transfers (in) out                                    85             145           2,038
                                                   ----------------------------------------
      Payments and Withdrawals                          761             496           2,693
                                                   ----------------------------------------
NET ASSETS:
   Net Increase (Decrease)                         $    479            (114)           (843)
   Beginning of Year                                  4,263           1,692           3,721
                                                   ----------------------------------------
      End of Year                                     4,742           1,578           2,878
                                                   ========================================

                                                                           MFS Variable Insurance Trust
                                               -----------------------------------------------------------------------------------
                                                             Emerging       Total         Research       Strategic
                                               Research       Growth        Return          Bond           Income        Utilities
                                                Series        Series        Series         Series          Series         Series
                                               -----------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                         (20)          (79)          65              72              27             101
   Realized Gain (Loss)                              94           175          206              (6)              3             936
   Unrealized Appreciation (Depreciation)           424           541          196              (2)              5           1,360
                                               -----------------------------------------------------------------------------------
      Change in Net Assets from Operations          498           637          467              64              35           2,397

DEPOSITS                                            676         1,221          600             263             102           1,087

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     8            20            3               1               -              36
   Withdrawals                                      262           742          207             201              72             685
   Contract Expense Charges                         410           744          395             171              50             735
   Transfers (in) out                               (52)          236           12             (31)            (40)            (28)
                                               -----------------------------------------------------------------------------------
      Payments and Withdrawals                      628         1,742          617             342              82           1,428
                                               -----------------------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                          546           116          450             (15)             55           2,056
   Beginning of Year                              5,147         9,341        4,282           2,121             599           8,309
                                               -----------------------------------------------------------------------------------
      End of Year                                 5,693         9,457        4,732           2,106             654          10,365
                                               ===================================================================================

                                                                           American Century Variable Portfolios
                                                --------------------------------------------------------------------------------
                                                    VP                                             VP                      VP
                                                  Capital              VP             VP         Income        VP        Mid Cap
                                                Appreciation      International      Value      & Growth      Ultra       Value
                                                   Fund               Fund           Fund         Fund        Fund        Fund
                                                --------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                     $        (24)                29         18            14         (3)           -
   Realized Gain (Loss)                                  139                168        339            39          -            -
   Unrealized Appreciation (Depreciation)                301                678        236           169        (13)           -
                                                --------------------------------------------------------------------------------
      Change in Net Assets from Operations               416                875        593           222        (16)           -

DEPOSITS                                                 388                500        627           272        141            1

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                          3                 20          1             1          1            -
   Withdrawals                                           163                233        188            86         22            -
   Contract Expense Charges                              230                327        326           135         56            -
   Transfers (in) out                                   (145)               (69)      (196)          (28)       (21)          (5)
                                                --------------------------------------------------------------------------------
      Payments and Withdrawals                           251                511        319           194         58           (5)
                                                --------------------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                               553                864        901           300         67            6
   Beginning of Year                                   2,453              3,721      3,174         1,331        385            -
                                                --------------------------------------------------------------------------------
      End of Year                               $      3,006              4,585      4,075         1,631        452            6
                                                ================================================================================

                                                             American Century
                                                                 Variable              Dreyfus Variable
                                                              Portfolios II            Investment Fund
                                                             ----------------     -----------------------------
                                                               VP Inflation
                                                                Protection                           Developing
                                                                   Fund           Appreciation         Leaders
                                                                (Class II)          Portfolio         Portfolio
                                                             ----------------     -----------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                                 5               33              (35)
   Realized Gain (Loss)                                                    (1)             105              728
   Unrealized Appreciation (Depreciation)                                  (2)             592             (455)
                                                             ----------------     -----------------------------
      Change in Net Assets from Operations                                  2              730              238

DEPOSITS                                                                   38              632            1,028

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                                           -                9               17
   Withdrawals                                                              4              379              403
   Contract Expense Charges                                                20              396              615
   Transfers (in) out                                                      17               52              154
                                                             ----------------     -----------------------------
      Payments and Withdrawals                                             41              836            1,189
                                                             ----------------     -----------------------------
NET ASSETS:
   Net Increase (Decrease)                                                 (1)             526               77
   Beginning of Year                                                      169            4,866            7,947
                                                             ----------------     -----------------------------
      End of Year                                                         168            5,392            8,024
                                                             ================     =============================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                STATEMENT OF CHANGES IN NET ASSETS - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                                                                JPMorgan Series Trust II
                                                                   The Dreyfus       ----------------------------------------------
                                                 Dreyfus             Socially
                                                  Stock            Responsible       US Large Cap         Small              Mid
                                                  Index              Growth           Core Equity         Company         Cap Value
                                                Fund, Inc.          Fund, Inc.         Portfolio         Portfolio        Portfolio
                                                ----------         -----------       ----------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                     $      172                  (6)                 1              (16)              (3)
   Realized Gain (Loss)                                578                  14                 19              116               48
   Unrealized Appreciation (Depreciation)            2,079                  63                138              146              104
                                                ----------         -----------       ----------------------------------------------
      Change in Net Assets from Operations           2,829                  71                158              246              149

DEPOSITS                                             2,962                 157                153              372              228

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                       35                   1                  -               15                -
   Withdrawals                                       1,875                  80                 39              102               35
   Contract Expense Charges                          1,822                  92                 84              193              109
   Transfers (in) out                                  418                  32                 16             (307)            (259)
                                                ----------         -----------       ----------------------------------------------
      Payments and Withdrawals                       4,150                 205                139                3             (115)
                                                ----------         -----------       ----------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                           1,641                  23                172              615              492
   Beginning of Year                                20,529                 889              1,010            1,636              781
                                                ----------         -----------       ----------------------------------------------
      End of Year                               $   22,170                 912              1,182            2,251            1,273
                                                ==========         ===========       ==============================================

                                                         Franklin Templeton Variable Insurance Products Trust
                                                  ---------------------------------------------------------------------
                                                                    Franklin            Templeton
                                                   Franklin         Small-Mid           Developing          Templeton
                                                  Real Estate      Cap Growth            Markets             Foreign
                                                     Fund           Securities          Securities          Securities
                                                   (Class II)    Fund (Class II)     Fund (Class II)    Fund (Class II)
                                                  ---------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                37                 (5)                  6                 10
   Realized Gain (Loss)                                   444                 29                 178                 90
   Unrealized Appreciation (Depreciation)                 106                 21                 223                316
                                                  ---------------------------------------------------------------------
      Change in Net Assets from Operations                587                 45                 407                416

DEPOSITS                                                  612                115                 261                387

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                           -                  -                   -                  -
   Withdrawals                                            122                 36                 246                 95
   Contract Expense Charges                               290                 51                 123                201
   Transfers (in) out                                      65                 15                (733)              (225)
                                                  ---------------------------------------------------------------------
      Payments and Withdrawals                            477                102                (364)                71
                                                  ---------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                                722                 58               1,032                732
   Beginning of Year                                    2,906                550               1,193              1,862
                                                  ---------------------------------------------------------------------
      End of Year                                       3,628                608               2,225              2,594
                                                  =====================================================================

                                                Calamos
                                               Advisors
                                                 Trust                      AIM Variable Insurance Funds
                                              ----------       ------------------------------------------------
                                                               V.I. Capital          V.I.              V.I.
                                              Growth and       Appreciation       Technology        Core Equity
                                                Income            Fund               Fund              Fund
                                               Portfolio        (Series I)         (Series I)        (Series I)
                                              ----------       ------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                      $    62                 (5)               (3)                8
   Realized Gain (Loss)                              510                 83                 5                20
   Unrealized Appreciation (Depreciation)           (179)               (38)               38                91
                                              ----------       ------------------------------------------------
      Change in Net Assets from Operations           393                 40                40               119

DEPOSITS                                             509                112                74               165

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                      9                  -                 1                 2
   Withdrawals                                       240                 35                13                82
   Contract Expense Charges                          328                 55                32                83
   Transfers (in) out                               (265)                49                (6)             (106)
                                              ----------       ------------------------------------------------
      Payments and Withdrawals                       312                139                40                61
                                              ----------       ------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                           590                 13                74               223
   Beginning of Year                               4,471                578               381               823
                                              ----------       ------------------------------------------------
      End of Year                                $ 5,061                591               455             1,046
                                              ==========       ================================================

                                                                 Seligman Portfolios, Inc.
                                                   ----------------------------------------------
                                                   Communications
                                                         and                          Smaller-Cap
                                                     Information        Capital          Value
                                                      Portfolio        Portfolio       Portfolio
                                                      (Class II)       (Class II)      (Class II)         Total
                                                   ----------------------------------------------        -------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                   (10)            (10)             (4)           714
   Realized Gain (Loss)                                        52              33              65          5,771
   Unrealized Appreciation (Depreciation)                     187              38              35          7,487
                                                   ----------------------------------------------        -------
      Change in Net Assets from Operations                    229              61              96         13,972

DEPOSITS                                                      215             218             128         16,788

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                               1               -               -            195
   Withdrawals                                                 48              58              15          7,559
   Contract Expense Charges                                   101             100              50          9,204
   Transfers (in) out                                         (59)             38             (95)           702
                                                   ----------------------------------------------        -------
      Payments and Withdrawals                                 91             196             (30)        17,660
                                                   ----------------------------------------------        -------
NET ASSETS:
   Net Increase (Decrease)                                    353              83             254         13,100
   Beginning of Year                                        1,041           1,200             427        103,798
                                                   ----------------------------------------------        -------
   End of Year                                              1,394           1,283             681        116,898
                                                   ==============================================        =======

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                                   Federated Insurance Series
                                                         -----------------------------------------------
                                                                               High
                                                          American            Income              Prime
                                                          Leaders              Bond               Money
                                                          Fund II             Fund II            Fund II
                                                         -----------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                              $      28                121                 67
   Realized Gain (Loss)                                        122                 (7)                 -
   Unrealized Appreciation (Depreciation)                       20                (78)                 -
                                                         -----------------------------------------------
      Change in Net Assets from Operations                     170                 36                 67
DEPOSITS                                                       616                228              1,512
PAYMENTS AND WITHDRAWALS:
   Death Benefits                                               14                  1                 10
   Withdrawals                                                 451                113                263
   Contract Expense Charges                                    386                140                385
   Transfers (in) out                                          136                (30)               827
                                                         -----------------------------------------------
      Payments and Withdrawals                                 987                224              1,485
                                                         -----------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                                    (201)                40                 94
   Beginning of Year                                         4,464              1,652              3,627
                                                         -----------------------------------------------
      End of Year                                        $   4,263              1,692              3,721
                                                         ===============================================

                                                                      MFS Variable Insurance Trust
                                                       ---------------------------------------------------------------

                                                                  Emerging    Total    Research   Strategic
                                                       Research    Growth     Return     Bond      Income    Utilities
                                                        Series     Series     Series    Series     Series      Series
                                                       ---------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                (19)       (77)       49         91          35        (21)
    Realized Gain (Loss)                                     45        (24)      285         21           4        419
    Unrealized Appreciation (Depreciation)                  311        837      (250)       (96)        (34)       753
                                                       ---------------------------------------------------------------
        Change in Net Assets from Operations                337        736        84         16           5      1,151
DEPOSITS                                                    711      1,403       648        307          98      1,079
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                           15         11        37          3           -          8
    Withdrawals                                             338        657       373        189          55        617
    Contract Expense Charges                                401        789       416        177          49        708
    Transfers (in) out                                      266        413       (33)      (107)        (21)      (243)
                                                       ---------------------------------------------------------------
        Payments and Withdrawals                          1,020      1,870       793        262          83      1,090
                                                       ---------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                  28        269       (61)        61          20      1,140
    Beginning of Year                                     5,119      9,072     4,343      2,060         579      7,169
                                                       ---------------------------------------------------------------
        End of Year                                       5,147      9,341     4,282      2,121         599      8,309
                                                       ===============================================================

                                                                           American Century Variable Portfolios
                                                       ----------------------------------------------------------------
                                                           VP                                            VP
                                                         Capital             VP            VP        Income       VP
                                                       Appreciation     International     Value     & Growth     Ultra
                                                          Fund              Fund          Fund        Fund       Fund
                                                       ----------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                           $     (18)                  13         2           13        (1)
    Realized Gain (Loss)                                       8                   52       342           39         5
    Unrealized Appreciation (Depreciation)                   436                  360      (217)           1         6
                                                       ----------------------------------------------------------------
        Change in Net Assets from Operations                 426                  425       127           53        10
DEPOSITS                                                     352                  521       582          275        83
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                            12                    5         -            6         -
    Withdrawals                                              100                  310       215          110         9
    Contract Expense Charges                                 196                  315       288          133        33
    Transfers (in) out                                        38                  300      (313)        (123)     (185)
                                                       ----------------------------------------------------------------
        Payments and Withdrawals                             346                  930       190          126      (143)
                                                       ----------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                  432                   16       519          202       236
    Beginning of Year                                      2,021                3,705     2,655        1,129       149
                                                       ----------------------------------------------------------------
        End of Year                                    $   2,453                3,721     3,174        1,331       385
                                                       ================================================================

                                                           American Century
                                                               Variable                 Dreyfus Variable
                                                             Portfolios II              Investment Fund
                                                           ----------------       -----------------------------
                                                              VP Inflation
                                                               Protection                            Developing
                                                                 Fund             Appreciation         Leaders
                                                              (Class II)           Portfolio          Portfolio
                                                           ----------------       -----------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                              7                (40)             (66)
    Realized Gain (Loss)                                                 (1)                64              120
    Unrealized Appreciation (Depreciation)                               (4)               144              325
                                                           ----------------       -----------------------------
        Change in Net Assets from Operations                              2                168              379
DEPOSITS                                                                 38                745            1,117
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                        -                 11                9
    Withdrawals                                                          67                374              537
    Contract Expense Charges                                             20                427              649
    Transfers (in) out                                                  (61)               130              297
                                                           ----------------       -----------------------------
        Payments and Withdrawals                                         26                942            1,492
                                                           ----------------       -----------------------------
NET ASSETS:
    Net Increase (Decrease)                                              14                (29)               4
    Beginning of Year                                                   155              4,895            7,943
                                                           ----------------       -----------------------------
        End of Year                                                     169              4,866            7,947
                                                           ================       =============================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
               STATEMENT OF CHANGES  IN NET ASSETS  - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                                                                  JPMorgan Series Trust II
                                                                                        -------------------------------------------
                                                                        The Dreyfus
                                                           Dreyfus        Socially
                                                            Stock       Responsible     U.S. Large Cap       Small           Mid
                                                            Index         Growth         Core Equity        Company       Cap Value
                                                          Fund, Inc.     Fund, Inc.        Portfolio        Portfolio     Portfolio
                                                          ----------    -----------     -------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                              $      156             (7)                 5            (12)           (4)
    Realized Gain (Loss)                                         345             (4)                12            208            31
    Unrealized Appreciation (Depreciation)                       247             35                (10)          (160)           23
                                                          ----------    -----------     -------------------------------------------
        Change in Net Assets from Operations                     748             24                  7             36            50
DEPOSITS                                                       3,138            179                159            275           166
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                29              -                  -              6             -
    Withdrawals                                                1,269             53                 89             72            72
    Contract Expense Charges                                   1,854            109                 87            161            72
    Transfers (in) out                                           580             51                  3           (238)         (326)
                                                          ----------    -----------     -------------------------------------------
        Payments and Withdrawals                               3,732            213                179              1          (182)
                                                          ----------    -----------     -------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                      154            (10)               (13)           310           398
    Beginning of Year                                         20,375            899              1,023          1,326           383
                                                          ----------    -----------     -------------------------------------------
        End of Year                                       $   20,529            889              1,010          1,636           781
                                                          ==========    ===========     ===========================================

                                                            Franklin Templeton Variable Insurance Products Trust
                                                      ------------------------------------------------------------------
                                                                        Franklin          Templeton
                                                       Franklin        Small-Mid          Developing        Templeton
                                                      Real Estate     Cap Growth            Markets          Foreign
                                                         Fund         Securities          Securities       Securities
                                                      (Class II)    Fund (Class II)    Fund (Class II)   Fund (Class II)
                                                      ------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                   13               (5)                 5                  4
    Realized Gain (Loss)                                      355               24                 93                 45
    Unrealized Appreciation (Depreciation)                    (53)               -                132                101
                                                      ------------------------------------------------------------------
        Change in Net Assets from Operations                  315               19                230                150
DEPOSITS                                                      497              114                143                273
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                              -                -                  -                  -
    Withdrawals                                               257               58                 19                 57
    Contract Expense Charges                                  243               46                 63                161
    Transfers (in) out                                       (233)              52               (159)              (268)
                                                      ------------------------------------------------------------------
        Payments and Withdrawals                              267              156                (77)               (50)
                                                      ------------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                   545              (23)               450                473
    Beginning of Year                                       2,361              573                743              1,389
                                                      ------------------------------------------------------------------
        End of Year                                         2,906              550              1,193              1,862
                                                      ==================================================================

                                                           Calamos
                                                           Advisors
                                                             Trust                   AIM Variable Insurance Funds
                                                          ----------       ------------------------------------------------
                                                                            V.I. Dent          V.I.             V.I.
                                                          Growth and       Demographic       Technology      Premier Equity
                                                            Income         Trends Fund           Fund             Fund
                                                           Portfolio        (Series I)         (Series I)       (Series I)
                                                          ----------       ------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                              $       68                (5)               (3)                 -
    Realized Gain (Loss)                                         134                51                (1)                14
    Unrealized Appreciation (Depreciation)                        69               (15)                9                 22
                                                          ----------       ------------------------------------------------
        Change in Net Assets from Operations                     271                31                 5                 36
DEPOSITS                                                         542               133                86                168
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                 8                 -                 -                  -
    Withdrawals                                                  228                82                26                 40
    Contract Expense Charges                                     337                62                35                 78
    Transfers (in) out                                          (217)              116                32                120
                                                          ----------       ------------------------------------------------
        Payments and Withdrawals                                 356               260                93                238
                                                          ----------       ------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                      457               (96)               (2)               (34)
    Beginning of Year                                          4,014               674               383                857
                                                          ----------       ------------------------------------------------
        End of Year                                       $    4,471               578               381                823
                                                          ==========       ================================================

                                                                       Seligman Portfolios, Inc.
                                                        ---------------------------------------------------
                                                        Communications
                                                             and                                Smaller-Cap
                                                         Information            Capital            Value
                                                          Portfolio            Portfolio         Portfolio
                                                          (Class II)           (Class II)        (Class II)         Total
                                                        ---------------------------------------------------       ---------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                        (8)               (10)               (1)            380
    Realized Gain (Loss)                                            33                 15                44           2,893
    Unrealized Appreciation (Depreciation)                          39                119               (48)          3,024
                                                        ---------------------------------------------------       ---------
        Change in Net Assets from Operations                        64                124                (5)          6,297
DEPOSITS                                                           224                226                94          16,732
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                   -                  -                 -             185
    Withdrawals                                                     82                 89                23           7,294
    Contract Expense Charges                                        96                101                35           9,052
    Transfers (in) out                                              97                113              (183)            831
                                                        ---------------------------------------------------       ---------
        Payments and Withdrawals                                   275                303              (125)         17,362
                                                        ---------------------------------------------------       ---------
NET ASSETS:
    Net Increase (Decrease)                                         13                 47               214           5,667
    Beginning of Year                                            1,028              1,153               213          98,131
                                                        ---------------------------------------------------       ---------
        End of Year                                              1,041              1,200               427         103,798
                                                        ===================================================       =========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life (Variable Universal Life or VUL), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life or SVUL), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life or Alliance), is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in twelve series-type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.

SERIES-TYPE MUTUAL FUND                   FUND OBJECTIVE
FEDERATED INSURANCE SERIES
American Leaders Fund II                  Long-term growth of capital and income by investing primarily in common stock of
                                          "blue-chip" companies, which are generally top-quality, established growth companies.

High Income Bond Fund II                  High current income by investing in high-yield, lower-rated corporate bonds (also known as "junk bonds").

Prime Money Fund II                       Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS VARIABLE INSURANCE TRUST
Research Series                           Long-term growth of capital and future income by investing in common stock within targeted industries.

Emerging Growth Series                    Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series                       Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series                      Total return (high income and long-term growth of capital).

Strategic Income Series                   Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series                          Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS
VP Capital Appreciation Fund              Capital growth by investing primarily in common stocks of growing companies.

VP International Fund                     Capital growth by investing primarily in common stocks of foreign companies.

VP Value Fund                             Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund                   Capital growth and income by investing primarily in common stocks.

VP Ultra Fund                             Long-term capital growth by investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund                     Long-term capital growth by investing in mainly U.S. mid-cap companies believed to be undervalued.

AMERICAN CENTURY VARIABLE PORTFOLIOS II
VP Inflation Protection Fund (Class II)   Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio                    Long-term capital growth and income by investing in common stocks of large "blue chip"
                                          companies.

Developing Leaders Portfolio              Capital growth by primarily investing in securities of small U.S. companies.

DREYFUS STOCK INDEX FUND, INC.            Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by
                                          investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

THE DREYFUS SOCIALLY RESPONSIBLE          Capital growth and current income by investing in common stocks of companies
GROWTH FUND, INC.                         that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMORGAN SERIES TRUST II
U.S. Large Cap Core Equity Portfolio      High total return by investing primarily in large U.S. companies.

Small Company Portfolio                   High total return by investing in small companies.

Mid Cap Value Portfolio                   Growth from capital appreciation by investing in equity securities of mid-cap companies.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Real Estate Fund (Class II)      Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth             Long-term capital growth by investing primarily in equity securities of
Securities Fund (Class II)                small and mid-size U.S. companies.

Templeton Developing Markets              Long-term capital appreciation by investing primarily in equity securities of
Securities Fund (Class II)                companies in emerging market countries.

Templeton Foreign Securities              Long-term capital growth by investing primarily in equity securities of
Fund (Class II)                           foreign companies.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio               High long-term total return by investing primarily in convertible, equity and fixed-income securities.

AIM VARIABLE INSURANCE FUNDS
V.I. Capital Appreciation Fund            Long-term growth of capital by investing in securities of companies that are
(Series I)                                likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)           Capital growth by investing broadly in equity securities across the technology universe.

V.I. Core Equity Fund (Series I)          Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.
Communications and Information            Capital gain by investing in securities of companies operating in the
Portfolio (Class II)                      communications, information and related industries.

Capital Portfolio (Class II)              Capital appreciation by investing primarily in common stocks of medium-sized U.S.
                                          companies.

Smaller-Cap Value Portfolio (Class II)    Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

FUND CHANGES

During the year ended December 31, 2006, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

PRIOR PORTFOLIO NAME                     CURRENT PORTFOLIO NAME                  EFFECTIVE DATE
AIM V.I. Dent Demographic Trends Fund    AIM V.I. Capital Appreciation Fund      November 6, 2006
                                         (Series I)

AIM V.I. Premier Equity Fund             AIM V.I. Core Equity Fund (Series I)    May 1, 2006

During the year ended December 31, 2006, the following portfolios were added as summarized, with the effective date of the change:

PORTFOLIO NAME                                  EFFECTIVE DATE
American Century VP Mid Cap Value Fund          May 1, 2006

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

    Financial Statements - The preparation of financial statements on the basis of accounting principles generally accepted in the United States of America
    (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates.

    Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (Net Asset Value or NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                                               COST OF         PROCEEDS
2006:                                                                        PURCHASES       FROM SALES
                                                                             ---------       ----------
                                                                                  (in thousands)
Federated American Leaders Fund II                                           $   1,395            1,014
Federated High Income Bond Fund II                                                 790              934
Federated Prime Money Fund II                                                    5,867            6,710
MFS Research Series                                                                978              950
MFS Emerging Growth Series                                                       1,467            2,065
MFS Total Return Series                                                          1,042              858
MFS Research Bond Series                                                           531              528
MFS Strategic Income Series                                                        247              197
MFS Utilities Series                                                             2,345            2,254
American Century VP Capital Appreciation Fund                                    1,003              889
American Century VP International Fund                                             913              896
American Century VP Value Fund                                                   1,474              861
American Century VP Income & Growth Fund                                           430              340
American Century VP Ultra Fund                                                     238              158
American Century Mid Cap Value Fund                                                  6                -
American Century VP Inflation Protection Fund (Class II)                            67               66
Dreyfus Appreciation Portfolio                                                     890            1,061
Dreyfus Developing Leaders Portfolio                                             1,982            1,531
Dreyfus Stock Index Fund, Inc.                                                   3,834            4,850
The Dreyfus Socially Responsible Growth Fund, Inc.                                 209              263
JPMorgan U.S. Large Cap Core Equity Portfolio                                      181              167
JPMorgan Small Company Portfolio                                                 1,023              618
JPMorgan Mid Cap Value Portfolio                                                   677              315
Franklin Real Estate Fund (Class II)                                             1,458            1,049
Franklin Small-Mid Cap Growth Securities Fund (Class II)                           207              199
Templeton Developing Markets Securities Fund (Class II)                          1,506              875
Templeton Foreign Securities Fund (Class II)                                       870              544
Calamos Growth and Income Portfolio                                              1,585              942
AIM V.I. Capital Appreciation Fund (Series I)                                      305              272
AIM V.I. Technology Fund (Series I)                                                103               72
AIM V.I. Core Equity Fund (Series I)                                               315              204
Seligman Communications and Information Portfolio (Class II)                       376              262
Seligman Capital Portfolio (Class II)                                              297              285
Seligman Smaller-Cap Value (Class II)                                              396              185

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                               COST OF         PROCEEDS
2005:                                                                        PURCHASES       FROM SALES
                                                                             ---------       ----------
                                                                                  (in thousands)
Federated American Leaders Fund II                                           $     965            1,307
Federated High Income Bond Fund II                                               1,189            1,063
Federated Prime Money Fund II                                                    6,679            6,585
MFS Research Series                                                                880            1,208
MFS Emerging Growth Series                                                       1,554            2,097
MFS Total Return Series                                                          1,166            1,094
MFS Research Bond Series                                                           630              475
MFS Strategic Income Series                                                        234              182
MFS Utilities Series                                                             1,821            1,854
American Century VP Capital Appreciation Fund                                      416              430
American Century VP International Fund                                             731            1,127
American Century VP Value Fund                                                   1,466              795
American Century VP Income & Growth Fund                                           511              348
American Century VP Ultra Fund                                                     359              134
American Century VP Inflation Protection Fund (Class II)                           143              123
Dreyfus Appreciation Portfolio                                                     899            1,137
Dreyfus Developing Leaders Portfolio                                             1,321            1,763
Dreyfus Stock Index Fund, Inc.                                                   4,291            4,729
The Dreyfus Socially Responsible Growth Fund, Inc.                                 200              241
JPMorgan U.S. Large Cap Core Equity Portfolio                                      210              225
JPMorgan Small Company Portfolio                                                   825              395
JPMorgan Mid Cap Value Portfolio                                                   674              324
Franklin Real Estate Fund (Class II)                                             1,260              863
Franklin Small-Mid Cap Growth Securities Fund (Class II)                           193              240
Templeton Developing Markets Securities Fund (Class II)                            659              434
Templeton Foreign Securities Fund (Class II)                                       757              429
Calamos Growth and Income Portfolio                                              1,095              803
AIM V.I. Demographic Trends Fund (Series I)                                        465              597
AIM V.I. Technology Fund (Series I)                                                115              126
AIM V.I. Premier Equity Fund (Series I)                                            236              305
Seligman Communications and Information Portfolio (Class II)                       279              338
Seligman Capital Portfolio (Class II)                                              314              401
Seligman Smaller Cap Value (Class II)                                              378              117

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  CONTRACT CHARGES

CENTURY II VARIABLE UNIVERSAL LIFE

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2006, $1,871,000 (2005 - $2,164,000) was assessed in surrender charges. Other contract charges, primarily annual administrative fees, totaled $8,157,000 (2005 - $8,145,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract. A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50. In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts. This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment. In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal "deferred acquisition" tax and state and local premium taxes. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge. During the year ended 2006, other contract charges totaled $695,000 (2005 - $684,000).

CENTURY II ALLIANCE VARIABLE UNIVERSAL LIFE

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium payment to cover state and local taxes and administrative expenses associated with the contract. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount. During the year ended 2006, $191,000 (2005 - $119,000) was assessed in surrender charges and other contract charges totaled $1,243,000 (2005 - $1,050,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50. In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month. KCL is currently not charging the per thousand portion of the monthly administrative fee. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Fees and and other Administrative Charges for the year are as follows:

                                                                                         CENTURY II
2006:                                                                               SURVIVORSHIP AND
                                                                                   CENTURY II HERITAGE
                                                                  CENTURY II           SURVIVORSHIP
                                                              VARIABLE UNIVERSAL    VARIABLE UNIVERSAL
                                                                     LIFE                  LIFE
                                                              ------------------   -------------------
                                                                           (in thousands)
Federated American Leaders Fund II                            $               33   $                 2
Federated High Income Bond Fund II                                            10                     2
Federated Prime Money Fund II                                                 20                     4
MFS Research Series                                                           42                     3
MFS Emerging Growth Series                                                    73                     5
MFS Total Return Series                                                       32                     3
MFS Research Bond Series                                                      14                     2
MFS Strategic Income Series                                                    4                     -
MFS Utilities Series                                                          65                     6
American Century VP Capital Appreciation Fund                                 21                     1
American Century VP International Fund                                        31                     2
American Century VP Value Fund                                                23                     2
American Century VP Income & Growth Fund                                      10                     1
American Century VP Ultra Fund                                                 2                     -
American Century VP Mid Cap Value Fund                                         -                     -
American Century VP Inflation Protection (Class II)                            -                     1
Dreyfus Appreciation Portfolio                                                39                     2
Dreyfus Developing Leaders Portfolio                                          59                     4
Dreyfus Stock Index Fund, Inc.                                               147                    17
The Dreyfus Socially Responsible Growth Fund, Inc.                             7                     -
JPMorgan U.S. Large Cap Core Equity Portfolio                                  7                     1
JPMorgan Small Company Portfolio                                              13                     1
JPMorgan Mid Cap Value Portfolio                                               7                     -
Franklin Real Estate Fund (Class II)                                          20                     1
Franklin Small-Mid Cap Growth Securities Fund (Class II)                       5                     -
Templeton Developing Markets Securities Fund (Class II)                       10                     2
Templeton Foreign Securities Fund (Class II)                                  15                     1
Calamos Growth and Income Portfolio                                           28                     3
AIM V. I. Capital Appreciation Fund (Series I)                                 4                     1
AIM V. I. Technology Fund (Series I)                                           3                     -
AIM V. I. Core Equity Fund (Series I)                                          5                     1
Seligman Communications and Information Portfolio (Class II)                   9                     -
Seligman Capital Portfolio (Class II)                                          8                     1
Seligman Smaller-Cap Value Portfolio (Class II)                                2                     1
                                                              ------------------   -------------------
                                                              $              768   $                70
                                                              ==================   ===================

2006:

                                                               CENTURY II ALLIANCE         TOTAL
                                                               VARIABLE UNIVERSAL   VARIABLE UNIVERSAL
                                                                      LIFE                 LIFE
                                                              -------------------   ------------------
                                                                           (in thousands)
Federated American Leaders Fund II                            $                 2   $               37
Federated High Income Bond Fund II                                              1                   13
Federated Prime Money Fund II                                                   2                   26
MFS Research Series                                                             1                   46
MFS Emerging Growth Series                                                      1                   79
MFS Total Return Series                                                         2                   37
MFS Research Bond Series                                                        1                   17
MFS Strategic Income Series                                                     1                    5
MFS Utilities Series                                                            3                   74
American Century VP Capital Appreciation Fund                                   2                   24
American Century VP International Fund                                          1                   34
American Century VP Value Fund                                                  3                   28
American Century VP Income & Growth Fund                                        1                   12
American Century VP Ultra Fund                                                  1                    3
American Century VP Mid Cap Value Fund                                          -                    -
American Century VP Inflation Protection (Class II)                             -                    1
Dreyfus Appreciation Portfolio                                                  2                   43
Dreyfus Developing Leaders Portfolio                                            3                   66
Dreyfus Stock Index Fund, Inc.                                                  6                  170
The Dreyfus Socially Responsible Growth Fund, Inc.                              -                    7
JPMorgan U.S. Large Cap Core Equity Portfolio                                   1                    9
JPMorgan Small Company Portfolio                                                2                   16
JPMorgan Mid Cap Value Portfolio                                                1                    8
Franklin Real Estate Fund (Class II)                                            3                   24
Franklin Small-Mid Cap Growth Securities Fund (Class II)                        -                    5
Templeton Developing Markets Securities Fund (Class II)                         1                   13
Templeton Foreign Securities Fund (Class II)                                    2                   18
Calamos Growth and Income Portfolio                                             6                   37
AIM V. I. Capital Appreciation Fund (Series I)                                  -                    5
AIM V. I. Technology Fund (Series I)                                            -                    3
AIM V. I. Core Equity Fund (Series I)                                           1                    7
Seligman Communications and Information Portfolio (Class II)                    1                   10
Seligman Capital Portfolio (Class II)                                           1                   10
Seligman Smaller-Cap Value Portfolio (Class II)                                 1                    4
                                                              -------------------   ------------------
                                                              $                53   $              891
                                                              ===================   ==================

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

3.  CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

2006:                                                                          UNITS          UNITS         NET INCREASE
                                                                             PURCHASED       REDEEMED        (DECREASE)
                                                                             ---------     ------------     ------------
                                                                                          (in thousands)
Federated American Leaders Fund II                                                  41               48               (7)
Federated High Income Bond Fund II                                                  44               62              (18)
Federated Prime Money Fund II                                                      479              552              (73)
MFS Research Series                                                                 54               51                3
MFS Emerging Growth Series                                                          90              120              (30)
MFS Total Return Series                                                             41               41               -
MFS Research Bond Series                                                            28               33               (5)
MFS Strategic Income Series                                                         15               14                1
MFS Utilities Series                                                                72               79               (7)
American Century VP Capital Appreciation Fund                                       72               60               12
American Century VP International Fund                                              49               46                3
American Century VP Value Fund                                                      98               73               25
American Century VP Income & Growth Fund                                            48               38               10
American Century VP Ultra Fund                                                       6                6               -
American Century VP Mid Cap Value Fund                                              19               12                7
American Century VP Inflation Protection (Class II)                                  1              -                  1
Dreyfus Appreciation Portfolio                                                      56               68              (12)
Dreyfus Developing Leaders Portfolio                                                82               89               (7)
Dreyfus Stock Index Fund, Inc.                                                     236              312              (76)
The Dreyfus Socially Responsible Growth Fund, Inc.                                  10               12               (2)
JPMorgan U.S. Large Cap Core Equity Portfolio                                       12               11                1
JPMorgan Small Company Portfolio                                                    55               33               22
JPMorgan Mid Cap Value Portfolio                                                    39               19               20
Franklin Real Estate Fund (Class II)                                                49               43                6
Franklin Small-Mid Cap Growth Securities Fund (Class II)                            26               24                2
Templeton Developing Markets Securities Fund (Class II)                             72               42               30
Templeton Foreign Securities Fund (Class II)                                        42               25               17
Calamos Growth and Income Portfolio                                                 66               54               12
AIM V. I. Capital Appreciation Fund (Series I)                                      41               46               (5)
AIM V. I. Technology Fund (Series I)                                                32               22               10
AIM V. I. Core Equity Fund (Series I)                                               37               27               10
Seligman Communications and Information Portfolio (Class II)                        47               33               14
Seligman Capital Portfolio (Class II)                                               40               38                2
Seligman Smaller-Cap Value Portfolio (Class II)                                     20               11                9

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  Financial Highlights

                                                                                           AT DECEMBER 31, 2006
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          215        $12.397  to    $24.112          $    4,742
Federated High Income Bond Fund II                                           95         14.685  to     17.525               1,578
Federated Prime Money Fund II                                               225         10.915  to     13.243               2,878
MFS Research Series                                                         302         10.880  to     19.854               5,693
MFS Emerging Growth Series                                                  532          9.204  to     18.832               9,457
MFS Total Return Series                                                     218         13.465  to     23.923               4,732
MFS Research Bond Series                                                    128         13.528  to     17.002               2,106
MFS Strategic Income Series                                                  44         14.173  to     15.171                 654
MFS Utilities Series                                                        320         16.388  to     36.924              10,365
American Century VP Capital Appreciation Fund                               193         11.739  to     15.995               3,006
American Century VP International Fund                                      216         13.447  to     22.776               4,585
American Century VP Value Fund                                              325         11.888  to     16.272               4,075
American Century VP Income & Growth Fund                                    177          8.826  to     12.884               1,631
American Century VP Ultra Fund                                               37         12.269  to     12.449                 452
American Century VP Mid Cap Value Fund(d)                                     1         11.087  to     11.117                   6
American Century VP Inflation Protection (Class II)                          16         10.731  to     10.888                 168
Dreyfus Appreciation Portfolio                                              326         11.617  to     17.100               5,392
Dreyfus Developing Leaders Portfolio                                        481         12.097  to     17.521               8,024
Dreyfus Stock Index Fund, Inc.                                            1,324         11.786  to     17.504              22,170
The Dreyfus Socially Responsible Growth Fund, Inc.                           37          8.921  to     28.568                 912
JPMorgan U.S. Large Cap Core Equity Portfolio                                74         10.906  to     17.373               1,182
JPMorgan Small Company Portfolio                                            116         14.549  to     21.440               2,251
JPMorgan Mid Cap Value Portfolio                                             70         18.104  to     18.369               1,273
Franklin Real Estate Fund (Class II)                                        135         25.415  to     27.803               3,628
Franklin Small-Mid Cap Growth Securities Fund (Class II)                     75          7.769  to     11.111                 608
Templeton Developing Markets Securities Fund (Class II)                      95         22.550  to     27.853               2,225
Templeton Foreign Securities Fund (Class II)                                105         14.832  to     29.546               2,594
Calamos Growth and Income Portfolio                                         294         14.748  to     18.561               5,061
AIM V. I. Capital Appreciation Fund (Series I)                              101          5.450  to      9.500                 591
AIM V. I. Technology Fund (Series I)                                        142          2.863  to      7.860                 455
AIM V. I. Core Equity Fund (Series I)                                       126          7.764  to      9.857               1,046
Seligman Communications and Information Portfolio (Class II)                161          8.123  to     11.646               1,394
Seligman Capital Portfolio (Class II)                                       166          7.288  to      9.914               1,283
Seligman Smaller-Cap Value Portfolio (Class II)                              38         17.789  to     18.049                 681

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2006
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(c)
                                                                         INCOME            LOWEST TO             LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.46%         0.5% to 0.9%       15.76%  to     16.23%
Federated High Income Bond Fund II                                         8.76          0.5  to 0.9         9.81%  to     10.25%
Federated Prime Money Fund II                                              4.40          0.5  to 0.9         3.57%  to      3.99%
MFS Research Series                                                        0.49          0.5  to 0.9         9.49%  to      9.93%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9         6.93%  to      7.36%
MFS Total Return Series                                                    2.30          0.5  to 0.9        10.89%  to     11.34%
MFS Research Bond Series                                                   4.29          0.5  to 0.9         3.12%  to      3.53%
MFS Strategic Income Series                                                5.09          0.5  to 0.9         5.72%  to      6.14%
MFS Utilities Series                                                       1.98          0.5  to 0.9        30.09%  to     30.61%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9        16.17%  to     16.64%
American Century VP International Fund                                     1.57          0.5  to 0.9        23.91%  to     24.40%
American Century VP Value Fund                                             1.29          0.5  to 0.9        17.59%  to     18.06%
American Century VP Income & Growth Fund                                   1.76          0.5  to 0.9        16.04%  to     16.50%
American Century VP Ultra Fund                                             0.00          0.5  to 0.9        -4.14%  to     -3.76%
American Century VP Mid Cap Value Fund(d)                                  1.80          0.5  to 0.9        10.87%  to     11.17%
American Century VP Inflation Protection (Class II)                        3.33          0.5  to 0.9         0.70%  to      1.10%
Dreyfus Appreciation Portfolio                                             1.53          0.5  to 0.9        15.44%  to     15.90%
Dreyfus Developing Leaders Portfolio                                       0.40          0.5  to 0.9         2.84%  to      3.25%
Dreyfus Stock Index Fund, Inc.                                             1.67          0.5  to 0.9        14.47%  to     14.92%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.11          0.5  to 0.9         8.23%  to      8.66%
JPMorgan U.S. Large Cap Core Equity Portfolio                              0.97          0.5  to 0.9        15.53%  to     15.99%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9        13.98%  to     14.43%
JPMorgan Mid Cap Value Portfolio                                           0.53          0.5  to 0.9        15.80%  to     16.26%
Franklin Real Estate Fund (Class II)                                       1.96          0.5  to 0.9        19.51%  to     19.98%
Franklin Small-Mid Cap Growth Securities Fund (Class II)                   0.00          0.5  to 0.9         7.72%  to      8.15%
Templeton Developing Markets Securities Fund (Class II)                    1.12          0.5  to 0.9        26.95%  to     27.45%
Templeton Foreign Securities Fund (Class II)                               1.25          0.5  to 0.9        20.36%  to     20.84%
Calamos Growth and Income Portfolio                                        2.07          0.5  to 0.9         8.47%  to      8.90%
AIM V. I. Capital Appreciation Fund (Series I)                             0.06          0.5  to 0.9         6.83%  to      7.26%
AIM V. I. Technology Fund (Series I)                                       0.00          0.5  to 0.9         9.49%  to      9.93%
AIM V. I. Core Equity Fund (Series I)                                      1.67          0.5  to 0.9        14.21%  to     14.67%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9        20.92%  to     21.41%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9         4.86%  to      5.28%
Seligman Smaller-Cap Value Portfolio (Class II)                            0.00          0.5  to 0.9        19.91%  to     20.39%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) This portfolio was added effective May 1, 2006

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2005
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                           222       $10.666  to   $20.828            $   4,263
Federated High Income Bond Fund II                                           113        13.320  to    15.959                1,692
Federated Prime Money Fund II                                                298        10.497  to    12.786                3,721
MFS Research Series                                                          299         9.898  to    18.133                5,147
MFS Emerging Growth Series                                                   562         8.573  to    17.611                9,341
MFS Total Return Series                                                      218        12.094  to    21.573                4,282
MFS Research Bond Series                                                     133        13.066  to    16.488                2,121
MFS Strategic Income Series                                                   43        13.353  to    14.351                  599
MFS Utilities Series                                                         327        12.547  to    28.383                8,309
American Century VP Capital Appreciation Fund                                181        10.065  to    13.768                2,453
American Century VP International Fund                                       213        10.809  to    18.381                3,721
American Century VP Value Fund                                               300        10.110  to    13.782                3,174
American Century VP Income & Growth Fund                                     167         7.606  to    11.059                1,331
American Century VP Ultra Fund                                                30        12.799  to    12.935                  385
American Century VP Inflation Protection (Class II)                           16        10.656  to    10.769                  169
Dreyfus Appreciation Portfolio                                               338        10.023  to    14.813                4,866
Dreyfus Developing Leaders Portfolio                                         488        11.715  to    17.037                7,947
Dreyfus Stock Index Fund, Inc.                                             1,400        10.256  to    15.292               20,529
The Dreyfus Socially Responsible Growth Fund, Inc.                            39         8.211  to    26.325                  889
JPMorgan U.S. Large Cap Core Equity Portfolio                                 73         9.402  to    14.996                1,010
JPMorgan Small Company Portfolio                                              94        12.714  to    18.759                1,636
JPMorgan Mid Cap Value Portfolio                                              50        15.634  to    15.800                  781
Franklin Real Estate Fund (Class II)                                         129        21.182  to    23.201                2,906
Franklin Small-Mid Cap Growth Securities Fund (Class II)                      73         7.212  to    10.273                  550
Templeton Developing Markets Securities Fund (Class II)                       65        17.763  to    21.854                1,193
Templeton Foreign Securities Fund (Class II)                                  88        12.274  to    24.481                1,862
Calamos Growth and Income Portfolio                                          282        13.542  to    17.065                4,471
AIM V. I. Dent Demographic Trends Fund (Series I)                            106         5.102  to     8.857                  578
AIM V. I. Technology Fund (Series I)                                         132         2.615  to     7.150                  381
AIM V. I. Premier Equity Fund (Series I)                                     116         6.798  to     8.596                  823
Seligman Communications and Information Portfolio (Class II)                 147         6.718  to     9.593                1,041
Seligman Capital Portfolio (Class II)                                        164         6.951  to     9.417                1,200
Seligman Smaller-Cap Value Portfolio (Class II)                               29        14.835  to    14.992                  427

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2005
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(c)
                                                                         INCOME            LOWEST TO             LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.51%         0.5% to 0.9%        4.08% to       4.50%
Federated High Income Bond Fund II                                         8.07          0.5  to 0.9         1.74% to       2.15%
Federated Prime Money Fund II                                              2.66          0.5  to 0.9         1.77% to       2.18%
MFS Research Series                                                        0.47          0.5  to 0.9         6.84% to       7.26%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9         8.21% to       8.65%
MFS Total Return Series                                                    1.98          0.5  to 0.9         1.90% to       2.31%
MFS Research Bond Series                                                   5.03          0.5  to 0.9         0.61% to       1.01%
MFS Strategic Income Series                                                6.69          0.5  to 0.9         0.98% to       1.38%
MFS Utilities Series                                                       0.59          0.5  to 0.9        15.79% to      16.26%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9        20.97% to      21.46%
American Century VP International Fund                                     1.19          0.5  to 0.9        12.24% to      12.69%
American Century VP Value Fund                                             0.83          0.5  to 0.9         4.09% to       4.51%
American Century VP Income & Growth Fund                                   1.82          0.5  to 0.9         3.70% to       4.11%
American Century VP Ultra Fund                                             0.00          0.5  to 0.9         1.25% to       1.66%
American Century VP Inflation Protection (Class II)                        4.22          0.5  to 0.9         0.66% to       1.06%
Dreyfus Appreciation Portfolio                                             0.02          0.5  to 0.9         3.45% to       3.86%
Dreyfus Developing Leaders Portfolio                                       0.00          0.5  to 0.9         4.86% to       5.27%
Dreyfus Stock Index Fund, Inc.                                             1.61          0.5  to 0.9         3.76% to       4.17%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.00          0.5  to 0.9         2.69% to       3.10%
JPMorgan U.S. Large Cap Core Equity Portfolio                              1.22          0.5  to 0.9         0.44% to       0.85%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9         2.49% to       2.90%
JPMorgan Mid Cap Value Portfolio                                           0.18          0.5  to 0.9         8.24% to       8.67%
Franklin Real Estate Fund (Class II)                                       1.35          0.5  to 0.9        12.46% to      12.91%
Franklin Small-Mid Cap Growth Securities Fund (Class II)                   0.00          0.5  to 0.9         3.85% to       4.27%
Templeton Developing Markets Securities Fund (Class II)                    1.30          0.5  to 0.9        26.29% to      26.79%
Templeton Foreign Securities Fund (Class II)                               1.12          0.5  to 0.9         9.18% to       9.62%
Calamos Growth and Income Portfolio                                        2.39          0.5  to 0.9         6.19% to       6.62%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00          0.5  to 0.9         5.26% to       5.68%
AIM V. I. Technology Fund (Series I)                                       0.00          0.5  to 0.9         1.26% to       1.67%
AIM V. I. Premier Equity Fund (Series I)                                   0.84          0.5  to 0.9         4.71% to       5.13%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9         6.56% to       6.99%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9        11.20% to      11.64%
Seligman Smaller-Cap Value Portfolio (Class II)                            0.23          0.5  to 0.9        -4.98% to      -4.61%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2004
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          241          $10.207  to  $20.011          $    4,464
Federated High Income Bond Fund II                                          113           13.040  to   15.686               1,652
Federated Prime Money Fund II                                               296           10.273  to   12.564               3,627
MFS Research Series                                                         318            9.227  to   16.973               5,119
MFS Emerging Growth Series                                                  591            7.891  to   16.275               9,072
MFS Total Return Series                                                     224           11.821  to   21.170               4,343
MFS Bond Series                                                             130           12.936  to   16.389               2,060
MFS Strategic Income Series                                                  42           13.172  to   14.212                 579
MFS Utilities Series                                                        321           10.793  to   24.511               7,169
American Century VP Capital Appreciation Fund                               180            8.287  to   11.381               2,021
American Century VP International Fund                                      240            9.592  to   16.376               3,705
American Century VP Value Fund                                              263            9.712  to   13.187               2,655
American Century VP Income & Growth Fund                                    148            7.335  to   10.622               1,129
American Century VP Inflation Protection Fund (Class II)                     15           10.587  to   10.656                 155
American Century VP Ultra Fund                                               12           12.641  to   12.724                 149
Dreyfus Appreciation Portfolio                                              350            9.651  to   14.320               4,895
Dreyfus Developing Leaders Portfolio                                        509           11.128  to   16.248               7,943
Dreyfus Stock Index Fund, Inc.                                            1,436            9.845  to   14.738              20,375
The Dreyfus Socially Responsible Growth Fund, Inc.                           40            7.964  to   25.565                 899
JPMorgan Large Cap Core Equity Portfolio                                     73            9.323  to   14.889               1,023
JPMorgan Small Company Portfolio                                             76           12.355  to   18.253               1,326
JPMorgan Mid Cap Value Portfolio                                             26           14.445  to   14.539                 383
Franklin Real Estate Fund (Class II)                                        118           18.760  to   20.573               2,361
Franklin Small Cap Fund (Class II)                                           79            6.945  to    9.853                 573
Templeton Developing Markets Securities Fund (Class II)                      51           14.066  to   17.236                 743
Templeton Foreign Securities Fund (Class II)                                 70           11.197  to   22.360               1,389
Calamos Growth and Income Portfolio                                         268           12.702  to   16.026               4,014
AIM V. I. Dent Demographic Trends Fund (Series I)                           131            4.847  to    8.382                 674
AIM V. I. Technology Fund (Series I)                                        134            2.583  to    7.033                 383
AIM V. I. Premier Equity Fund (Series I)                                    127            6.492  to    8.176                 857
Seligman Communications and Information Portfolio (Class II)                155            6.304  to    8.966               1,028
Seligman Capital Portfolio (Class II)                                       177            6.251  to    8.435               1,153
Seligman Small Cap Value Portfolio (Class II)                                14           15.614  to   15.716                 213

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2004
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(c)
                                                                         INCOME            LOWEST TO             LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.44%         0.5% to 0.9%            8.79% to   9.22%
Federated High Income Bond Fund II                                         7.70          0.5  to 0.9             9.47% to   9.91%
Federated Prime Money Fund II                                              0.81          0.5  to 0.9            -0.09% to   0.31%
MFS Research Series                                                        1.06          0.5  to 0.9            14.81% to  15.27%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9            11.95% to  12.39%
MFS Total Return Series                                                    1.64          0.5  to 0.9            10.32% to  10.77%
MFS Bond Series                                                            5.90          0.5  to 0.9             5.11% to   5.53%
MFS Strategic Income Series                                                5.31          0.5  to 0.9             6.76% to   7.19%
MFS Utilities Series                                                       1.45          0.5  to 0.9            29.03% to  29.55%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9             6.62% to   7.05%
American Century VP International Fund                                     0.55          0.5  to 0.9            13.89% to  14.35%
American Century VP Value Fund                                             0.97          0.5  to 0.9            13.31% to  13.76%
American Century VP Income & Growth Fund                                   1.38          0.5  to 0.9            11.98% to  12.43%
American Century VP Inflation Protection Fund (Class II)                   3.15          0.5  to 0.9             4.86% to   5.29%
American Century VP Ultra Fund                                             0.00          0.5  to 0.9             9.68% to  10.12%
Dreyfus Appreciation Portfolio                                             1.63          0.5  to 0.9             4.10% to   4.52%
Dreyfus Developing Leaders Portfolio                                       0.20          0.5  to 0.9            10.34% to  10.79%
Dreyfus Stock Index Fund, Inc.                                             1.83          0.5  to 0.9             9.64% to  10.09%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.41          0.5  to 0.9             5.25% to   5.68%
JPMorgan Large Cap Core Equity Portfolio                                   0.75          0.5  to 0.9             8.51% to   8.94%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9            26.03% to  26.54%
JPMorgan Mid Cap Value Portfolio                                           0.19          0.5  to 0.9            19.97% to  20.45%
Franklin Real Estate Fund (Class II)                                       1.86          0.5  to 0.9            30.62% to  31.14%
Franklin Small Cap Fund (Class II)                                         0.00          0.5  to 0.9            10.48% to  10.92%
Templeton Developing Markets Securities Fund (Class II)                    2.20          0.5  to 0.9            23.59% to  24.09%
Templeton Foreign Securities Fund (Class II)                               1.05          0.5  to 0.9            17.46% to  17.94%
Calamos Growth and Income Portfolio                                        1.23          0.5  to 0.9            10.10% to  10.55%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00          0.5  to 0.9             7.28% to   7.72%
AIM V. I. Technology Fund (Series I)                                       0.00          0.5  to 0.9             3.72% to   4.16%
AIM V. I. Premier Equity Fund (Series I)                                   0.49          0.5  to 0.9             4.83% to   5.24%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9             9.86% to  10.31%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9             7.32% to   7.77%
Seligman Small Cap Value Portfolio (Class II)                              0.03          0.5  to 0.9            18.53% to  19.01%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2003
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          266            $9.345  to  $18.394         $    4,478
Federated High Income Bond Fund II                                          104            11.864  to   14.329              1,404
Federated International Small Company Fund II(c)                              0             6.457  to    9.035                -
Federated Prime Money Fund II                                               314            10.241  to   12.575              3,842
MFS Research Series                                                         335             8.005  to   14.784              4,657
MFS Emerging Growth Series                                                  603             7.021  to   14.538              8,212
MFS Total Return Series                                                     212            10.672  to   19.190              3,767
MFS Bond Series                                                             131            12.258  to   15.592              1,968
MFS Strategic Income Series                                                  43            12.288  to   13.312                556
MFS Utilities Series                                                        320             8.331  to   18.997              5,552
American Century VP Capital Appreciation Fund                               180             7.741  to   10.675              1,904
American Century VP International Fund                                      252             8.388  to   14.379              3,410
American Century VP Value Fund                                              246             8.571  to   11.592              2,176
American Century VP Income and Growth Fund                                  135             6.550  to    9.448                917
American Century VP Inflation Protection Fund (Class II)(d)                   3            10.096  to   10.121                 28
American Century VP Ultra Fund(d)                                             4            11.525  to   11.554                 42
Dreyfus Appreciation Portfolio                                              375             9.234  to   13.756              5,039
Dreyfus Developing Leaders Portfolio                                        526            10.045  to   14.725              7,429
Dreyfus Stock Index Fund, Inc.                                            1,427             8.943  to   13.442             18,547
The Dreyfus Socially Responsible Growth Fund, Inc.                           39             7.536  to   24.221                839
JPMorgan Large Cap Core Equity Portfolio                                     71             8.558  to   13.684                911
JPMorgan Small Company Portfolio                                             66             9.764  to   14.443                923
JPMorgan Mid Cap Value Portfolio(d)                                           4            12.040  to   12.071                 49
Franklin Real Estate Fund (Class II)                                         97            14.305  to   15.707              1,483
Franklin Small Cap Fund (Class II)                                           75             6.286  to    8.883                485
Templeton Developing Markets Securities Fund (Class II)                      35            11.381  to   13.890                399
Templeton Foreign Securities Fund (Class II)                                 57             9.494  to   18.983              1,025
Calamos Growth and Income Portfolio                                         184            11.490  to   14.516              2,561
AIM V. I. Dent Demographic Trends Fund (Series I)                           106             4.518  to    7.781                498
AIM V. I. New Technology Fund (Series I)                                    162             2.490  to    6.752                416
AIM V. I. Premier Equity Fund (Series I)                                    117             6.193  to    7.769                752
Seligman Communications and Information Portfolio (Class II)                134             5.738  to    8.128                804
Seligman Capital Portfolio (Class II)                                       160             5.824  to    7.827                963
Seligman Small Cap Value Portfolio (Class II)(d)                              2            13.173  to   13.206                 23

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2003
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(e)
                                                                         INCOME            LOWEST TO              LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.55%         0.5% to 0.9%       26.55% to      27.06%
Federated High Income Bond Fund II                                         7.08          0.5  to 0.9        21.12% to      21.61%
Federated International Small Company Fund II(c)                           0.00          0.5  to 0.9        38.09% to      38.57%
Federated Prime Money Fund II                                              0.70          0.5  to 0.9        -0.21% to       0.19%
MFS Research Series                                                        0.66          0.5  to 0.9        23.59% to      24.09%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9        29.07% to      29.59%
MFS Total Return Series                                                    1.70          0.5  to 0.9        15.28% to      15.74%
MFS Bond Series                                                            6.20          0.5  to 0.9         8.36% to       8.80%
MFS Strategic Income Series                                                5.16          0.5  to 0.9         9.39% to       9.83%
MFS Utilities Series                                                       2.26          0.5  to 0.9        34.68% to      35.22%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9        19.39% to      19.87%
American Century VP International Fund                                     0.74          0.5  to 0.9        23.39% to      23.88%
American Century VP Value Fund                                             1.05          0.5  to 0.9        27.79% to      28.32%
American Century VP Income and Growth Fund                                 1.31          0.5  to 0.9        28.18% to      28.70%
American Century VP Inflation Protection Fund (Class II)(d)                1.88          0.5  to 0.9         0.96% to       1.21%
American Century VP Ultra Fund(d)                                          0.00          0.5  to 0.9        15.25% to      15.54%
Dreyfus Appreciation Portfolio                                             1.45          0.5  to 0.9        20.09% to      20.56%
Dreyfus Developing Leaders Portfolio                                       0.03          0.5  to 0.9        30.51% to      31.03%
Dreyfus Stock Index Fund, Inc.                                             1.52          0.5  to 0.9        27.22% to      27.72%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.12          0.5  to 0.9        24.88% to      25.37%
JPMorgan Large Cap Core Equity Portfolio                                   0.70          0.5  to 0.9        27.00% to      27.50%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9        34.76% to      35.29%
JPMorgan Mid Cap Value Portfolio(d)                                        0.00          0.5  to 0.9        20.40% to      20.71%
Franklin Real Estate Fund (Class II)                                       2.40          0.5  to 0.9        34.53% to      35.07%
Franklin Small Cap Fund (Class II)                                         0.00          0.5  to 0.9        36.00% to      36.56%
Templeton Developing Markets Securities Fund (Class II)                    1.30          0.5  to 0.9        51.63% to      52.24%
Templeton Foreign Securities Fund (Class II)                               1.74          0.5  to 0.9        31.03% to      31.55%
Calamos Growth and Income Portfolio                                        3.27          0.5  to 0.9        24.63% to      25.12%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00          0.5  to 0.9        36.25% to      36.77%
AIM V. I. New Technology Fund (Series I)                                   0.00          0.5  to 0.9        51.00% to      51.63%
AIM V. I. Premier Equity Fund (Series I)                                   0.35          0.5  to 0.9        23.96% to      24.46%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9        42.77% to      43.33%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9        34.53% to      35.06%
Seligman Small Cap Value Portfolio (Class II)(d)                           2.06          0.5  to 0.9        31.73% to      32.06%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

(d) Fund inception date May 14, 2003.

(e) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2002
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          293            $7.355  to  $14.535         $    3,834
Federated High Income Bond Fund II                                           99             9.756  to   11.830              1,120
Federated International Small Company Fund II                                10             4.676  to    6.520                 49
Federated Prime Money Fund II                                               370            10.222  to   12.602              4,528
MFS Research Series                                                         348             6.451  to   11.962              3,926
MFS Emerging Growth Series                                                  590             5.418  to   11.264              6,196
MFS Total Return Series                                                     205             9.221  to   16.646              3,185
MFS Bond Series                                                             155            11.267  to   14.389              2,161
MFS Strategic Income Series                                                  42            11.188  to   12.169                503
MFS Utilities Series                                                        321             6.161  to   14.105              4,156
American Century VP Capital Appreciation Fund                               165             6.458  to    8.941              1,466
American Century VP International Fund                                      254             6.771  to   11.653              2,789
American Century VP Value Fund                                              234             6.707  to    9.034              1,604
American Century VP Income & Growth Fund                                    171             5.110  to    7.341                900
Dreyfus Appreciation Portfolio                                              373             7.659  to   11.455              4,195
Dreyfus Small Cap Portfolio                                                 554             7.666  to   11.283              6,018
Dreyfus Stock Index Fund, Inc.                                            1,317             7.002  to   10.566             13,520
The Dreyfus Socially Responsible Growth Fund, Inc.                           35             6.011  to   19.343                621
JPMorgan Equity Portfolio                                                    71             6.712  to   10.746                726
JPMorgan Small Company Portfolio                                             63             7.217  to   10.688                662
Franklin Real Estate Fund (Class II)                                        108            10.591  to   11.644              1,239
Franklin Small Cap Fund (Class II)                                           64             4.652  to    6.505                299
Templeton Developing Markets Securities Fund (Class II)                      20             7.506  to    9.124                147
Templeton Foreign Securities Fund (Class II)                                 52             7.217  to   14.448                718
Calamos Convertible Portfolio                                               185             9.183  to   11.615              2,087
AIM V. I. Dent Demographic Trends Fund (Series I)                            91             3.317  to    5.689                311
AIM V. I. New Technology Fund (Series I)                                     89             1.649  to    4.453                152
AIM V. I. Premier Equity Fund (Series I)                                     98             4.996  to    6.242                500
Seligman Communications and Information Portfolio (Class II)                105             4.019  to    5.671                436
Seligman Capital Portfolio (Class II)                                       140             4.329  to    5.795                625

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2002
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(e)
                                                                         INCOME            LOWEST TO              LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.12%         0.5% to 0.9%       -20.93% to    -20.61%
Federated High Income Bond Fund II                                         9.87%         0.5  to 0.9          0.48% to      0.88%
Federated International Small Company Fund II                              0.00%         0.5  to 0.9        -18.22% to    -17.88%
Federated Prime Money Fund II                                              1.40%         0.5  to 0.9          0.49% to      0.90%
MFS Research Series                                                        0.27%         0.5  to 0.9        -25.21% to    -24.92%
MFS Emerging Growth Series                                                 0.00%         0.5  to 0.9        -34.36% to    -34.10%
MFS Total Return Series                                                    1.65%         0.5  to 0.9         -6.02% to     -5.64%
MFS Bond Series                                                            5.06%         0.5  to 0.9          7.94% to      8.38%
MFS Strategic Income Series                                                3.32%         0.5  to 0.9          7.43% to      7.86%
MFS Utilities Series                                                       2.63%         0.5  to 0.9        -23.45% to    -23.15%
American Century VP Capital Appreciation Fund                              0.00%         0.5  to 0.9        -21.91% to    -21.59%
American Century VP International Fund                                     0.80%         0.5  to 0.9        -21.08% to    -20.76%
American Century VP Value Fund                                             0.76%         0.5  to 0.9        -13.40% to    -13.06%
American Century VP Income & Growth Fund                                   1.02%         0.5  to 0.9        -20.09% to    -19.77%
Dreyfus Appreciation Portfolio                                             1.12%         0.5  to 0.9        -17.46% to    -17.13%
Dreyfus Small Cap Portfolio                                                0.04%         0.5  to 0.9        -19.85% to    -19.53%
Dreyfus Stock Index Fund, Inc.                                             1.36%         0.5  to 0.9        -23.06% to    -22.75%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.22%         0.5  to 0.9        -29.58% to    -29.29%
JPMorgan Equity Portfolio                                                  0.05%         0.5  to 0.9        -25.30% to    -25.01%
JPMorgan Small Company Portfolio                                           0.20%         0.5  to 0.9        -22.35% to    -22.04%
Franklin Real Estate Fund (Class II)                                       0.00%         0.5  to 0.9          1.15% to      1.56%
Franklin Small Cap Fund (Class II)                                         0.25%         0.5  to 0.9        -29.32% to    -29.04%
Templeton Developing Markets Securities Fund (Class II)                    1.11%         0.5  to 0.9         -1.04% to     -0.65%
Templeton Foreign Securities Fund (Class II)                               1.57%         0.5  to 0.9        -19.30% to    -18.96%
Calamos Convertible Portfolio                                              3.47%         0.5  to 0.9         -4.96% to     -4.57%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00%         0.5  to 0.9        -32.82% to    -32.54%
AIM V. I. New Technology Fund (Series I)                                   0.00%         0.5  to 0.9        -45.61% to    -45.41%
AIM V. I. Premier Equity Fund (Series I)                                   0.38%         0.5  to 0.9        -30.89% to    -30.61%
Seligman Communications and Information Portfolio (Class II)               0.00%         0.5  to 0.9        -36.81% to    -36.55%
Seligman Capital Portfolio (Class II)                                      0.00%         0.5  to 0.9        -33.74% to    -33.47%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Contract Owners
Kansas City Life Variable Life Separate Account
  and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprised of individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of the Kansas City Life Variable Life Separate Account as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
April 25, 2007

                                     PART C

                                OTHER INFORMATION
Item 26. Exhibits

(a) Board of Directors Resolutions.

Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account (1)

(b) Custodian Agreements. Not Applicable.

(c) Underwriting Contracts.

    1) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (2)

    2) Schedule of Sales Commissions (3)

(d) Contracts.

    1) Specimen Contract Form (1)

    2) Disability Continuance of Insurance Rider (2)

    3) Accidental Death Rider (2)

    4) Option to Increase Specified Amount Rider (2)

    5) Spouse's Term Insurance Rider (2)

    6) Children's Term Insurance Rider (2)

    7) Other Insured Term Insurance Rider (2)

    8) Extra Protection Rider (2)

    9) Disability Premium Benefit Rider (2)

    10) Temporary Life Insurance Agreement (2)

    11) Unisex Contract Amendment (2)

    12) Maturity Extension Rider (4)

    13) Accelerated Death Benefit / Living Benefits Rider (5)

    14) Monthly Benefit Rider (11)

    15) Acceleration of Death Proceeds Rider (12)

    16) Accelerated Death Benefit/Terminal Illness Rider (12)

(e) Applications.

    Application Form (6)

(f) Depositor's Certificate of Incorporation and By-Laws.

    1) Articles of Incorporation of Bankers Life Association of Kansas City (1)

    2) Restated Articles of Incorporation of Kansas City Life Insurance Company (1)

    3) By-Laws of Kansas City Life Insurance Company (1)

(g) Reinsurance Contracts.(10)

(h) Participation Agreements.

    1) Participation Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services
        Company (1)

    2)  Investors Research Corporation (1)

    3) Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II and Federated Prime Money Fund II. (1)

    4) Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (7)

    5) Participation Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II (8)

    6) Participation Agreement between Kansas City Life Insurance Company and each of Calamos Advisor Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc. (8)

    7) Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (9)

    8) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) (8)

    9) Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated International Small Company Fund II. (9)

    10) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company. (9)

    11) Form of Fund Participation Agreement between Kansas City Life Insurance Company, Seligman Portfolios, Inc., and Seligman Advisors, Inc. (9)

    12) Form of Fund Participation Agreement between Kansas City Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV,*

(i) Administrative Contracts. Not Applicable.

(j) Other Material Contracts.

    1) Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006.*

    2) Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006.*

    3) Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007.*

    4) Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006.*

    5) Rule 22c-2 Agreement between Federated Securities Corp.,("FSC") and Kansas City Life Insurance Company dated March 7, 2007.*

    6) Rule 22c-2 Agreement between Franklin Templeton Variable Insurance Products Trust and Kansas City Life Insurance Company dated April 16, 2007.*

    7) Rule 22c-2 Agreement between J.P. Morgan Series Trust II and Kansas City Life Insurance Company dated March 5, 2007.*

    8) Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006.*

    9) Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007.*

(k) Legal Opinion.

    1) Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered (3)

(l) Actuarial Opinion. NA

(m) Calculations. NA

(n) Other Opinions.

    1) Consent of KPMG LLP*

    2) Consent of Sutherland Asbill & Brennan LLP*

(o) Omitted Financial Statements. Not Applicable.

(p) Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures. (8)

-------------------

*  filed herewith

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 25, 1995 (File No. 033-89984).

(3) Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2002 (File No. 033-95354).

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 1998 (File No. 033-95354).

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S- 6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 4, 2001 (File No. 333-49000).

(7) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 18, 1997 (File No. 033-95354).

(8) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on April 19, 1999 (File No. 033-95354).

(9) Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 28, 2000 (File No. 033-89984).

(10) Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).

(11) Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2006 (File No. 033-95354).

(12) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).

Item 27. Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS*                POSITION AND OFFICES WITH DEPOSITOR
------------------------------------                -----------------------------------
R. Philip Bixby                              Director, Chairman of the Board, President and CEO
Tracy W. Knapp                               Director, Senior Vice President, Finance
Charles R. Duffy, Jr.                        Senior Vice President, Operations
William A. Schalekamp                        Director, Vice President, General Counsel and Secretary
Mark A. Milton                               Senior Vice President, Actuary
Brent C. Nelson                              Vice President and Controller
Walter E. Bixby                              Director, Vice Chairman of the Board
Mary M McCalla                               Treasurer
Daryl D. Jensen                              Director
Nancy Bixby Hudson                           Director
Webb R. Gilmore                              Director
Warren J. Hunzicker, M.D                     Director
Richard L. Finn                              Director
Bradford T. Nordholm                         Director
Larry Winn, Jr.                              Director
William R. Blessing                          Director
Cecil R. Miller                              Director
Michael Braude                               Director
Kathleen A. Hunzicker, M.D                   Vice President and Medical Director
Robert J. Milroy                             Vice President, Underwriting and New Business
David A. Laird                               Assistant Vice President, Assistant Controller
-------------------------------------------------------------------------------------------------------

* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

NAME                                               JURISDICTION     PERCENT OF VOTING SECURITIES OWNED
----                                               ------------     ----------------------------------
Sunset Life Insurance Company of America             Missouri       Ownership of all voting securities by
                                                                    depositor
Sunset Financial Services, Inc.                     Washington      Ownership of all voting securities by
                                                                    Sunset Insurance Company of
                                                                    America
KCL Service Company                                  Missouri       Ownership of all voting securities by
                                                                    depositor
Old American Insurance Company                       Missouri       Ownership of all voting securities by
                                                                    depositor
Kansas City Life Financial Group, Inc.               Missouri       Ownership of all voting securities by
                                                                    depositor

Item 29. Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article
XII:

1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this
Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

    Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

    Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Other Activity. In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b) Management. The directors and principal officers of Sunset Financial Services, Inc. are as follows:

NAME AND PRINCIPAL             POSITIONS AND OFFICES
BUSINESS ADDRESS*              WITH SUNSET FINANCIAL SERVICES, INC.
-----------------              ------------------------------------
Bruce Oberdling                President, Director
Gary K. Hoffman                Secretary, Director
Brent C. Nelson                Treasurer
Walter E. Bixby                Director
Charles R. Duffy, Jr.          Director
R. Philip Bixby                Chairman of the Board and Director
Kelly T. Ullom                 Vice President
Donald E. Krebs                Vice President, Director
Susanna J. Denney              Vice President
Janice L. Brandt               Assistant Vice President
Kim Kirkman                    Assistant Vice President
Dustin S. Meza                 Assistant Vice President

------------
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

     (1)                    (2)                    (3)                     (4)                   (5)
   NAME OF            NET UNDERWRITING
   PRINCIPAL           DISCOUNTS AND         COMPENSATION ON            BROKERAGE               OTHER
 UNDERWRITER            COMMISSIONS            REDEMPTION              COMMISSIONS           COMPENSATION
------------          ----------------       ---------------           -----------           ------------
Sunset Financial      $0.00                      None                      N/A                    N/A
 Services, Inc.

Item 31. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 30th day of April, 2007.

                            Kansas City Life Variable Annuity
                            Separate Account

                            -----------------------------
                            Registrant
(SEAL)

                            Kansas City Life Insurance Company

                            ------------------------------
                            Depositor

Attest:                                 By:
        -----------------------------       ---------------------------
William A. Schalekamp                   R. Philip Bixby, President, CEO and
                                        Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                             Title                                  Date
/s/ R. Philip Bixby
--------------------------            Director, President, Chairman          April 30, 2007
R. Philip Bixby                       of the Board, President and CEO

/s/ Brent C. Nelson
--------------------------            Vice President and Controller          April 30, 2007
Brent C. Nelson                       (Principal Accounting Officer)

/s/ Walter E. Bixby
--------------------------            Director, Vice Chairman of the         April 30, 2007
Walter E. Bixby                       Board

/s/ Daryl D. Jensen
--------------------------            Director                               April 30, 2007
Daryl D. Jensen

/s/ William A. Schalekamp
--------------------------            Director                               April 30, 2007
William A. Schalekamp

/s/ Tracy W. Knapp
--------------------------            Senior Vice President, Finance,        April 30, 2007
Tracy W. Knapp                        Director

/s/ Webb R. Gilmore
--------------------------            Director                               April 30, 2007
Webb R. Gilmore

--------------------------            Director                               April 30, 2007
Warren J. Hunzicker, M.D.

/s/ Richard L. Finn
--------------------------            Director                               April 30, 2007
Richard L. Finn

/s/ Bradford T. Nordholm
--------------------------            Director                               April 30, 2007
Bradford T. Nordholm

/s/ E. Larry Winn
--------------------------            Director                               April 30, 2007
E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson
--------------------------            Director                               April 30, 2007
Nancy Bixby Hudson

/s/ William R. Blessing
--------------------------            Director                               April 30, 2007
William R. Blessing

/s/ Cecil R. Miller
--------------------------            Director                               April 30, 2007
Cecil R. Miller

/s/ Michael Braude
--------------------------            Director                               April 30, 2007
Michael Braude

                       PARTICIPATION AGREEMENT
                       -----------------------

                                Among

                  VARIABLE INSURANCE PRODUCTS FUNDS,
                  ----------------------------------

                  FIDELITY DISTRIBUTORS CORPORATION
                  ---------------------------------

                                 and

                  KANSAS CITY LIFE INSURANCE COMPANY
                  ----------------------------------

         THIS AGREEMENT, made and entered into as of the 11 day of February, 2007 by and among KANSAS CITY LIFE INSURANCE COMPANY, (hereinafter the "Company"), a Missouri corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"); and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation; and each of VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VARIABLE INSURANCE PRODUCTS FUND III and VARIABLE INSURANCE PRODUCTS FUND IV, each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (each referred to hereinafter as the "Fund").

RECITALS
--------
         WHEREAS, each Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") and qualified pension and retirement plans within the meaning of Treasury Regulation section 1.817-5(f)(3)(iii) ("Qualified Plans") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in each Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

         WHEREAS, each Fund has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102) or September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)
(15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, each Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

         WHEREAS, the variable life insurance and/or variable annuity products identified on Schedule A hereto ("Contracts") have been or will be registered by the Company under the 1933 Act, unless such Contracts are exempt from registration thereunder; and

         WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act, unless such Account is exempt from registration thereunder; and

         WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Contracts and the Underwriter is authorized to sell such shares to each Account at net asset value;

AGREEMENT
---------

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Underwriter and each Fund agree as follows:

                          ARTICLE A. Form of Agreement
                                     -----------------

         Although the parties have executed this Agreement in the form of a Master Participation Agreement for administrative convenience, this Agreement shall create a separate participation agreement for each Fund, as though the Company and the Underwriter had executed a separate, identical form of participation agreement with each Fund. No rights, responsibilities or liabilities of any Fund shall be attributed to any other Fund.

                         ARTICLE I. Sale of Fund Shares
                                    -------------------

         1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. Beginning within three months of the effective date of this Agreement, the Company agrees that all order for the purchase and redemption of Fund shares on behalf of the Accounts will be placed by the Company with the Funds or their transfer agent by electronic transmission. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

         1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

         1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and Qualified Plans. No shares of any Portfolio will be sold to the general public.

         1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company, separate account or Qualified Plan unless an agreement containing provisions substantially the same as Articles I, III, V, VII and
Section 2.5 of Article II of this Agreement is in effect to govern such sales.

         1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day. This section shall not apply to VIP Fund shares or share classes that are subject to redemption fees. The Company shall not purchase or redeem VIP Fund shares that are subject to redemption fees, including shares of Portfolios or share classes that later become subject to redemption fees, in the absence of an additional written agreement signed by all parties.

         1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus.

         1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

         1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

         1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

         1.11. The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Portfolios in response to short-term stock market fluctuations.

    A.   Accordingly, the Company represents and warrants that:

         (a) all purchase and redemption orders it provides under this Article I shall result solely from Contract Owner transactions fully received and recorded by the Company before the time as of which each applicable VIP Portfolio net asset value was calculated (currently 4:00 p.m. e.s.t);

         (b) it will comply with its policies and procedures designed to prevent excessive trading as approved by the Fund, or will comply with the Fund's policies and procedures regarding excessive trading as set forth in the Fund's prospectus, but in no event shall this provision require the Company to breach any terms of its existing Contracts;

         (c) any annuity contract forms or variable life insurance policy forms not in use at the time of execution of this Agreement, but added to in the future via amendment of Schedule A hereto, will contain language reserving to the Company the right to refuse to accept instructions from persons that engage in market timing or other excessive or disruptive trading activity.

    B. The Company agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Contract Owner(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Contract Owner (s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Company during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder- Initiated Transfer Purchases or Shareholder Transfer Redemptions.

         (a) The Fund will request information pursuant to Section 1.11B. which sets forth a specific period for which transaction information is sought.. The Fund may request transaction information it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

Unless otherwise directed by the Fund, the Company agrees to provide the information specified in Section 1.11B. for each trading day.

         (b) The Company agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than five business days, after receipt of a request. If the requested information is not on the

Company's books and records, the Company agrees to: (i) provide or arrange to provide to the Fund the requested information from Contract Owners who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, the Company agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the 1940 Act.

         (c) The Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Company. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

    C. The Company agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Contract Owner that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Company's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund, except that this provision shall not require the Company to breach any terms of its existing contracts with Contract owners. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

         (a) Instructions from the Fund will include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions will include an equivalent identifying number of the Contract Owner(s) or account(s) or other agreed upon information to which the instruction relates.

         (b) The Company agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Company.

         (c) The Company must provide written confirmation to the Fund that instructions have been executed. The Company agrees to provide confirmation as soon as reasonably practicable, but not later than five business days after the instructions have been executed.

    D.   For purposes of this paragraph:

         (a) The term "Fund" includes the Fund's principal underwriter and transfer agent. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the 1940 Act.

         (b) The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the 1940 Act that are held by the Company.

         (c) The term "Contract Owner" means the holder of interests in a variable annuity or variable life insurance contract issued by the Company.

         (d) The term "written" includes electronic writings and facsimile transmissions.

         (e) The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) step-ups in annuity Contract value pursuant to the terms of the Contract or riders thereto; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

         (f) The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

         1.12
     A. Company agrees to comply with its obligations under applicable anti-money laundering ("AML") laws, rules and regulations, including but not limited to its obligations under the United States Bank Secrecy Act of 1970, as amended (by the USA PATRIOT Act of 2001 and other laws), and the rules, regulations and official guidance issued thereunder (collectively, the "BSA").

    B. The Company agrees to undertake inquiry and due diligence regarding the customers to whom the Company offers and/or sells Portfolio shares or on whose behalf the Company purchases Portfolio shares and that the inquiry and due diligence is reasonably designed to determine that the Company is not prohibited from dealing with any such customer by (i) any sanction administered by the Office of Foreign Assets Control ("OFAC") of the U.S. Department of the Treasury (collectively, the "Sanctions"); or (ii) any of the Special Measures.

    C. The Company hereby represents, covenants and warrants to the Fund and the Underwriter that:

         (a) None of the Company's employees who are authorized in connection with their employment to transact business with the Fund or Underwriter in accounts in the Company's name, in any nominee name maintained for the Company, or for which the Company serves as financial institution of record are designated or targeted under any of the Sanctions or Special Measures and that no transactions placed in any such accounts by any of the Company's authorized employees will contravene any of the Sanctions or Special Measures;

        (b) As the Sanctions or Special Measures are updated, the Company shall periodically review them to confirm that none of the Company's employees that are authorized to transact business with the Fund or Underwriter are designated or targeted under any of the Sanctions or Special Measures; and

        (c) The Company, including any of the Company's affiliates, does not maintain offices in any country or territory to which any of the Sanctions or Special Measures prohibit the export of services or other dealings.

    D. The Company agrees to notify the Fund and the Underwriter or the Portfolios' transfer agent promptly when and if it learns that the establishment or maintenance of any account holding, or transaction in or relationship with a holder of, Portfolio shares pursuant to this Agreement violates or appears to violate any of the Sanctions or Special Measures.

                   ARTICLE II. Representations and Warranties
                               ------------------------------

         2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act or are exempt from registration thereunder; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 376.309.1 of the Missouri Insurance Code and that each Account is either registered or exempt from registration as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

         2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Missouri and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

         2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

         2.4. The Company represents that the Contracts are currently treated as endowment, life insurance or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5. (a) With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

              (b) With respect to Service Class shares and Service Class 2 shares, the Fund has adopted Rule 12b-1 Plans under which it makes payments to finance distribution expenses. The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved each of its Rule 12b-1 Plans to finance distribution expenses of the Fund and that any changes to the Fund's Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

         2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Missouri and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Missouri to the extent required to perform this Agreement.

         2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the Commonwealth of Massachusetts and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

         2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

         2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws.

         2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

             ARTICLE III. Prospectuses and Proxy Statements; Voting
                          -----------------------------------------

         3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus, private offering memorandum or other disclosure document ("Disclosure Document") for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

         The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

         3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

         3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in
Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

         3.4. If and to the extent required by law the Company shall:
                (i)   solicit voting instructions from Contract owners;
               (ii) vote the Fund shares in accordance with instructions received from Contract owners; and
              (iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

         3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information
                               ------------------------------

         4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

         4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

         4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or Disclosure Document for the Contracts, as such registration statement or Disclosure Document may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

         4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

         4.6. The Company will provide to the Fund at least one complete copy of all registration statements, Disclosure Documents, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to or affect the Fund, the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities or, if a Contract and its associated Account are exempt from registration, at the time such documents are first published.

         4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, Disclosure Documents, Statements of Additional Information, shareholder reports, and proxy materials.

                          ARTICLE V. Fees and Expenses
                                     -----------------

         5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

         5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

         5.3. The Company shall bear the expenses of distributing the Fund's prospectus and reports to owners of Contracts issued by the Company. The Fund shall bear the costs of soliciting Fund proxies from Contract owners, including the costs of mailing proxy materials and tabulating proxy voting instructions, not to exceed the costs charged by any service provider engaged by the Fund for this purpose. The Fund and the Underwriter shall not be responsible for the costs of any proxy solicitations other than proxies sponsored by the Fund.

                           ARTICLE VI. Diversification
                                       ---------------

         6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury

Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this
Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. Potential Conflicts
                                     -------------------

         7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

         7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

         7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

         7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

         7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. Indemnification
                                        ---------------

         8.1. Indemnification By The Company
              ------------------------------

         8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in, the Fund's shares or the Contracts and:

                 (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Disclosure Documents for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in any Disclosure Document relating to the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                 (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

                 (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

                 (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

                 (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

         8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

         8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

         8.2. Indemnification by the Underwriter
              ----------------------------------

         8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in, the Fund's shares or the Contracts and:

                 (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                 (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

                 (iii) arise out of any untrue statement or alleged untrue
                       statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund; or

                 (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

                 (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

         8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

         8.3. Indemnification By the Fund
              ---------------------------

         8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

                 (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

                 (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

         8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

         8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

                           ARTICLE IX. Applicable Law
                                       --------------

         9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination
                                        -----------

         10.1. This Agreement shall continue in full force and effect until the first to occur of:

         (a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

         (b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

         (c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

         (d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

         (e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

         (f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         (g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         10.2. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

         10.3. The provisions of Articles II (Representations and Warranties), VIII (Indemnification), IX (Applicable Law) and XII (Miscellaneous) shall survive termination of this Agreement. In addition, all other applicable provisions of this Agreement shall survive termination as long as shares of the Fund are held on behalf of Contract owners in accordance with section 10.2, except that the Fund and Underwriter shall have no further obligation to make Fund shares available in Contracts issued after termination.

         10.4. The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

                              ARTICLE XI.  Notices
                                           -------
         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Fund:
              82 Devonshire Street
              Boston, Massachusetts 02109
              Attention: Treasurer

         If to the Company:
William A Schalekamp
Senior Vice President, Secretary and General Counsel
Kansas City Life Insurance Co.
3520 Broadway
Kansas City MO 64111

         If to the Underwriter:
              82 Devonshire Street
              Boston, Massachusetts 02109
              Attention: Treasurer

                           ARTICLE XII. Miscellaneous
                                        -------------

         12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

         12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

         12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

         12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

         12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

               (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

               (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

               (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

               (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

               (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

         KANSAS CITY LIFE INSURANCE COMPANY

         By:      WM. A. Schalekamp
                  --------------------

         Name:    WM. A. Schalekamp
                  --------------------

         Its:     SVP GC&S
                  --------

         VARIABLE INSURANCE PRODUCTS FUND,
         VARIABLE INSURANCE PRODUCTS FUND II
         VARIABLE INSURANCE PRODUCTS FUND III, and
         VARIABLE INSURANCE PRODUCTS FUND IV

         By:      /s/ Kimberley Monasterio
                  -------------------------
         Name:    Kimberley Monasterio
         Their:   Treasure

         FIDELITY DISTRIBUTORS CORPORATION

         By:      Bill Loehning
                  -------------
         Name:    Bill Loehning
         Title:   Executive Vice President
         Date:    2/21/07
                  -------

                                   SUB-LICENSE AGREEMENT

         Agreement effective as of this __ of _ _, 2007, by and between Fidelity Distributors Corporation (hereinafter called "Fidelity"), a corporation organized and existing under the laws of the Commonwealth of Massachusetts, with a principal place of business at 82 Devonshire Street, Boston, Massachusetts, and KANSAS CITY LIFE INSURANCE (hereinafter called "Company"), a company organized and existing under the laws of the State of Missouri, with a principal place of business at 3520 Broadway, Kansas City, MO.

         WHEREAS, FMR Corp., a Massachusetts corporation, the parent company of Fidelity, is the owner of the trademark and the tradename "FIDELITY INVESTMENTS" and is the owner of a trademark in a pyramid design (hereinafter, collectively the "Fidelity Trademarks"), a copy of each of which is attached hereto as Exhibit "A"; and

         WHEREAS, FMR Corp. has granted a license to Fidelity (the "Master License Agreement") to sub-license the Fidelity Trademarks to third parties for their use in connection with Promotional Materials as hereinafter defined; and

         WHEREAS, Company is desirous of using the Fidelity Trademarks in connection with distribution of "sales literature and other promotional material" with information, including the Fidelity Trademarks, printed in said material (such material hereinafter called the Promotional Material). For the purpose of this Agreement, "sales literature and other promotional material" shall have the same meaning as in the certain Participation Agreement dated as of the _____ day of ________, 200__, among Fidelity, Company and the Variable Insurance Products Funds (hereinafter "Participation Agreement"); and

         WHEREAS, Fidelity is desirous of having the Fidelity Trademarks used in connection with the Promotional Material.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, and of the mutual promises hereinafter set forth, the parties hereby agree as follows:

         1. Fidelity hereby grants to Company a non-exclusive, non-transferable license to use the Fidelity Trademarks in connection with the promotional distribution of the Promotional Material and Company accepts said license, subject to the terms and conditions set forth herein.

         2. Company acknowledges that FMR Corp. is the owner of all right, title and interest in the Fidelity Trademarks and agrees that it will do nothing inconsistent with the ownership of the Fidelity Trademarks by FMR Corp., and that it will not, now or hereinafter, contest any registration or application for registration of the Fidelity Trademarks by FMR Corp., nor will it, now or hereafter, aid anyone in contesting any registration or application for registration of the Fidelity Trademarks by FMR Corp.

         3. Company agrees to use the Fidelity Trademarks only in the form and manner approved by Fidelity and not to use any other trademark, service mark or registered trademark in combination with any of the Fidelity Trademarks without approval by Fidelity.

         4. Company agrees that it will place all necessary and proper notices and legends in order to protect the interests of FMR Corp. and Fidelity therein pertaining to the Fidelity Trademarks on the Promotional Material including, but not limited to, symbols indicating trademarks, service marks and registered trademarks. Company will place such symbols and legends on the Promotional Material as requested by Fidelity or FMR Corp. upon receipt of notice of same from Fidelity or FMR Corp.

         5. Company agrees that the nature and quality of all of the Promotional Material distributed by Company bearing the Fidelity Trademarks shall conform to standards set by, and be under the control of, Fidelity.

         6. Company agrees to cooperate with Fidelity in facilitating Fidelity's control of the use of the Fidelity Trademarks and of the quality of the Promotional Material to permit reasonable inspection of samples of same by Fidelity and to supply Fidelity with reasonable quantities of samples of the Promotional Material upon request.

         7. Company shall comply with all applicable laws and regulations and obtain any and all licenses or other necessary permits pertaining to the distribution of said Promotional Material.

         8. Company agrees to notify Fidelity of any unauthorized use of the Fidelity Trademarks by others promptly as it comes to the attention of Company. Fidelity or FMR Corp. shall have the sole right and discretion to commence actions or other proceedings for infringement, unfair competition or the like involving the Fidelity Trademarks and Company shall cooperate in any such proceedings if so requested by Fidelity or FMR Corp.

         9. This agreement shall continue in force until terminated by Fidelity. This agreement shall automatically terminate upon termination of the Master License Agreement. In addition, Fidelity shall have the right to terminate this agreement at any time upon notice to Company, with or without cause. Upon any such termination, Company agrees to cease immediately all use of the Fidelity Trademarks and shall destroy, at Company's expense, any and all materials in its possession bearing the Fidelity Trademarks, and agrees that all rights in the Fidelity Trademarks and in the goodwill connected therewith shall remain the property of FMR Corp. Unless so terminated by Fidelity, or extended by written agreement of the parties, this agreement shall expire on the termination of that certain Participation Agreement.

         10. Company shall indemnify Fidelity and FMR Corp. and hold each of them harmless from and against any loss, damage, liability, cost or expense of any nature whatsoever, including without limitation, reasonable attorneys' fees and all court costs, arising out of use of the Fidelity Trademarks by Company.

         11. In consideration for the promotion and advertising of Fidelity as a result of the distribution by Company of the Promotional Material, Company shall not pay any monies as a royalty to Fidelity for this license.

         12. This agreement is not intended in any manner to modify the terms and conditions of the Participation Agreement. In the event of any conflict between the terms and conditions herein and thereof, the terms and conditions of the Participation Agreement shall control.

         13. This agreement shall be interpreted according to the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereunto set their hands and seals, and hereby execute this agreement, as of the date first above written.

                                             FIDELITY DISTRIBUTORS CORPORATION

                                             By:    /s/ Bill Loehning
                                                    ------------------------
                                             Name:  Bill Loehning
                                             Title: Executive Vice President
                                             Date:  2/21/07
                                                    -------

                                             KANSAS CITY LIFE INSURANCE
                                             COMPANY

                                             By:   /s/ WM. A. Schalekamp
                                                   ---------------------
                                             Name: WM. A. Schalekamp
                                                   -----------------
                                             Its:  SVP GC&S
                                                   --------

                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT

This is an amendment to that certain Participation Agreement, of even date herewith, by and among the Variable Insurance Products Funds identified below, Fidelity Distributors Corporation and Kansas City Life Insurance Company. For good and valuable consideration, the receipt and sufficiency of which is acknowledged by all parties, the Participation Agreement is hereby amended as follows:

Section 1.7 of the Participation Agreement is deleted, and the following new
Section 1.7 is substituted:

         1.7 The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. The Fund shall use its best efforts to remit redemption proceeds on the same business day of receipt of a redemption order in proper form from the Company, but in any event within five (5) calendar days after the redemption order is placed, in order to enable the Company to pay redemption proceeds within the time allowed by law. Purchase and redemption payments shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

Section 4.1 of the Participation Agreement is deleted, and the following new
Section 4.1 is substituted:

         4.1 The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use in writing within fifteen Business Days after receipt of such material.

Section 4.3 of the Participation Agreement is deleted, and the following new
Section 4.2 is substituted:

         4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use in writing within fifteen Business Days after receipt of such material.

Section 10.1 (a) of the Participation Agreement is deleted, and the following new Section 10.1 (a) is substituted:

         10.1 (a). This Agreement shall continue in full force and effect until the first to occur of:

              (a) termination by any party for any reason by one hundred and eighty (180) days advance written notice delivered to the other parties; or

The following new Section 10.1 (h) is added to the Participation Agreement:

              (h) termination by either party, if such party has provided to the other a written notice of material breach of this Agreement, specifying in reasonable detail each and every breach which the sending party believes has occurred and is continuing, if the other party has not cured each material breach so specified within 60 days after such notice was provided.

Except as specifically set out in this Amendment, the parties do not intend to modify or change in any way the provisions of the Participation Agreement. This Amendment shall be in effective at the same time as the Participation Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative this 11th day of February, 2007.

              KANSAS CITY LIFE INSURANCE COMPANY

              By:         /s/ WM. A. Schalekamp
                          ---------------------
              Name:       WM. A. Schalekamp
                          ---------------------
              Its:        SVP GC&S
                          ---------

              VARIABLE INSURANCE PRODUCTS FUND,
              VARIABLE INSURANCE PRODUCTS FUND II
              VARIABLE INSURANCE PRODUCTS FUND III, and
              VARIABLE INSURANCE PRODUCTS FUND IV

              By:         /s/ Kimberley Monasterio
                          ------------------------
              Name:       Kimberley Monasterio
              Their:      Treasure

              FIDELITY DISTRIBUTORS CORPORATION
              By:   /s/  Bill Loehning
                    ------------------
              Name: Bill Loehning
              Title: Executive Vice President

AIM FUNDS INTERMEDIARY AGREEMENT REGARDING COMPLIANCE WITH SEC RULE 22C-2

This Agreement is made and entered into by and between AIM Investment Services. Inc. (the "Transfer Agent"). a Delaware corporation and the TRANSFER AGENT for certain management investment companies (each, a "MUTUAL FUND") registered with the U.S. Securities and Exchange Commission (the "SEC") and regulated under the Investment Company Act of 1940, as amended (the "1940 ACT"), and the Intermediary identified below.

                               RECITALS

WHEREAS, effective May 23, 2005, the SEC adopted Rule 22c-2 under the 1940 Act winch requires every mutual fund (or on the fund's behalf, the principal underwriter or transfer agent) to enter into a written agreement with each financial intermediary who sells shares or otherwise maintains accounts which hold shares of the fund for the benefit of a shareholder, as defined below, pursuant to which the intermediary agrees to: (1) provide, promptly upon request by the fund, the Taxpayer Identification Number of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges; and (ii) execute any instructions from the fund to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the fund as having engaged in transactions of fund shares (directly or indirectly through the intermediary's account) that violate policies established by the fund for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the fund; and (iii) use best efforts to determine. promptly upon the request of the fund, whether any other person that holds fund shares through the financial intermediary is itself a financial intermediary (an "INDIRECT INTERMEDIARY") and, upon further request by the fund,
(A) provide (or arrange to have provided) the identification and transaction information described above with respect to shareholders who hold an account with an indirect intermediary, or (B) restrict or prohibit the indirect intermediary from purchasing securities issued by the fund; and

WHEREAS, the Intermediary currently sells shares or otherwise maintains accounts which hold shares for the benefit of a shareholder or shareholders of certain mutual funds for which the Transfer Agent is the transfer agent (each. an "AIM FUND"); and WHEREAS, the Transfer Agent has agreed to administer the AIM Funds' compliance program related to Rule 22c-2:

NOW, THEREFORE, the premises considered. the Transfer Agent and the Intermediary agree as follows:

1. SHAREHOLDERS DEFINED. For purposes of this Agreement. the tenn SHAREHOLDER means an individual or non-natural entity who or which owns legal title or a vested beneficial interest in shares of an AIM Fund, including, but not limited to, participants in retirement and education savings plans and owners of variable insurance contracts which are funded with or otherwise invested in shares of an AIM Fund.

2. COMPLIANCE OBLIGATIONS OF INTERMEDIARY. Beginning no later than October 16. 2006, or such other date as the SEC may designate as the date by which mutual funds must be in compliance with Rule 22c-2. the Intermediary agrees to provide the Transfer Agent. upon written request. the taxpayer identification number ("TIN"). if known, of any or all shareholders and the amount. date, name or other identifier of any investment professional(s) associated with the shareholder(s) (if known), and transaction type (purchase, redemption. transfer. or exchange) of even purchase, redemption, transfer or exchange of shares held through an account maintained by the Intermediary during the period covered by the request.

   (a) PERIOD COVERED BY REQUEST. Requests made pursuant to this Section must set forth a specific time period. not to exceed one (1) year from the date of the request, for which transaction information is sought. The Transfer Agent may request transaction information older than one (1) year from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

   (b) DAILY DATA FEED. If requested by the Transfer Agent, the Intermediary shall provide the information specified above with respect to each account for each trading day.

   (c) FORM AND TIMING OF RESPONSE. The Intermediary agrees to transmit the requested information that is on its books and records to the Transfer Agent or its designee promptly but in any event not later than three
       (3) business days. after receipt of a request. If the requested information is not on the Intermediary's books and records, the Intermediary agrees to: (i) provide or arrange to provide to the Transfer Agent the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Transfer Agent, block further purchases of Fund shares from such indirect intermediary. In such instance, the Intermediary agrees to inform the Transfer Agent whether it plans to perform (i) or (ii). Responses required by this Paragraph must be communicated in writing and in a format mutually agreed upon by the Intermediary and the Transfer Agent. To the extent practicable. the format for any transaction information provided to the Transfer Agent should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, the term indirect intermediary has the same meaning as in Rule 22c-2.

   (d) AGREEMENT TO RESTRICT TRADING. The Intermediary agrees to execute written instructions from the Transfer Agent to restrict or prohibit further purchases or exchanges of Fund shares by a shareholder that has been identified by the Transfer Agent as having engaged in transactions of the Fund's shares (directly or indirectly through an account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

   (e) FORM OF INSTRUCTIONS. Instructions submitted pursuant to this Section must include the TIN, if known. and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholders) or account(s) or other agreed upon information to which the instruction relates.

   (f) TIMING OF RESPONSE. The Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days

   (g) after receipt of the instructions by the Intermediary.

   (h) CONFIRMATION BY THE INTERMEDIARY. The Intermediary agrees to provide written confirmation to the Transfer Agent that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable. but not later than ten (10) business days after the instructions have been executed.

3. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding among the parties as to the Intermediaries obligations with respect to the matters discussed herein. This Agreement is not intended to amend or terminate any other agreements between among the parties which relate to the AIM Funds; provided, however, that (i) to the extent that the provisions of any other agreement among the parties are inconsistent with this Agreement, this Agreement shall control with respect to the matters discussed herein, and
   (ii) a breach of this Agreement shall constitute cause to terminate any other agreements among the parties which relate to the AIM Funds.

4. AIM FUNDS AS THIRD-PARTY BENEFICIARIES. As required by Rule 22c-2, the Transfer Agent is entering into this Agreement as agent and on behalf of the AIM Funds. The AIM Funds shall have the right to enforce all terms and provisions of this Agreement against any and all parties hereto and otherwise involved in the activities contemplated herein.

5. ASSIGNMENT. The Intermediary shall not have the right to assign this Agreement without the prior written consent of the Transfer Agent, which consent may be withheld by the Transfer Agent if other necessary agreements related to the maintenance of shareholder accounts in the AIM Funds are not also assigned or otherwise negotiated with the party to which the Intermediary desires to assign this Agreement. The Transfer Agent may assign this Agreement to any other affiliated entity which undertakes the role of transfer agent for the AIM Funds.

6. AMENDMENT. The Transfer Agent may amend this Agreement by providing advance written notice of any such amendments to the Intermediary. If the Intermediary continues to maintain accounts which hold shares of the AIM Funds sixty (60) days after the receipt of such amendment(s), the Intermediary shall be deemed to have agreed to all terms and conditions set forth in such amendment(s).

7. TERMINATION. The Transfer Agent may terminate this Agreement by providing written notice of termination to the Intermediary. The. Intermediary may terminate this Agreement by providing sixty (60) days' notice of termination to the Transfer Agent: provid- ed. however, that no such notice of termination shall be effective for so long as the Intermediary continues to maintain accounts which hold shares of the AIM Funds.

8. CHOICE OF LAW. This Agreement shall he construed in accordance with the laws of the state of texas, without respect to conflict of laws principles, and the 1940 act.

AGREED AND EXECUTED:
AIM INVESTMENT SERVICES, INC.              KANSAS CITY LIFE INS. CO.
                                           -------------------------
                                           (LEGAL NAME OF INTERMEDIARY)
BY: WILLIAM J GALVIN, JR.                  BY: WM. A. SCHALEKAMP
    ---------------------                      -----------------
NAME: WILLIAM J GALVIN, JR.                NAME: WM. A. SCHALEKAMP
      ---------------------                      -----------------
TITLE: PRESIDENT                           TITLE: SVP, GC & S
       ---------                                  -----------
                                           DATE : 6-2-06
-------------------------------------------------------------------------------

ADDRESS FOR DELIVERY OF NOTICES            ADDRESS FOR DELIVERY OF NOTICES
   HEREUNDER:                                  HEREUNDER:

11 GREENWAY PLAZA, SUITE 100               3520 BROADWAY
----------------------------               -------------
HOUSTON, TX 77046-1173                     KANSAS CITY, MO
----------------------                     ---------------
ATTENTION: GENERAL COUNSEL                                64111
--------------------------                                -----

                  SHAREHOLDER INFORMATION AGREEMENT

    THIS AGREEMENT (the "Agreement") is made and entered into as of October 16, 2006, or such other compliance date mandated by Rule 22c-2 under the Investment Company Act of 1940 ("Rule 22c- 2"), whichever is later, by and between AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS"), and the party signing below ("Intermediary").

    WHEREAS, Intermediary offers or otherwise makes available American Century mutual funds (the "Funds") to or for clients of Intermediary; and

    WHEREAS, pursuant to Rule 22c-2, ACIS is required to enter into a shareholder information agreement with every intermediary who holds shares of the Funds in omnibus accounts and submits orders directly to the Funds' transfer agent or to a registered clearing agency; and

    WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Funds in accordance with Rule 22c-2.

    NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

    1. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION. Intermediary agrees to provide a requesting Fund, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request.

         (a) PERIOD COVERED BY REQUEST. Requests must set forth a specific period, generally not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund, but shall not make a request for any information older than 12 months from the date of the request.

         (b) FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than five (5) business days, after receipt of a request. If the requested information is not on Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to the Fund requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in Rule 22c-2.

         (c) LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of Intermediary.

    2. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares or take such other action as requested by the Fund for a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

         (a) FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

         (b) TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by Intermediary.

         (c) CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

    3. DEFINITIONS. For purposes of this Agreement:

         (a) The term "Fund" includes each fund's principal underwriter (ACIS) and transfer agent (American Century Services Corporation). The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b).

         (b) The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the Investment Company Act of 1940 that are held by Intermediary.

         (c) The term "Shareholder" means (i) for all Intermediaries other than retirement plan recordkeepers or insurance companies, the beneficial owner of Shares, whether the Shares are held directly or by Intermediary in nominee name; (ii) for all Intermediaries that are retirement plan recordkeepers, the Plan participant, notwithstanding that the Plan may be deemed to be the beneficiary owner of Shares; and (iii) for all Intermediaries that are insurance companies, the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary.

         (d) The term "written" includes electronic writings and facsimile transmissions.

    4. TERMINATION. This Agreement may be terminated by either party on sixty (60) days' written notice. Upon termination of this Agreement, any other agreement between Intermediary and ACIS or any affiliate of ACIS will terminate automatically, and Intermediary will no longer be permitted to offer or otherwise make available the Funds; provided, however, that if Rule 22c-2 is amended or rescinded such that ACIS is no longer required to have such agreements in place, such other agreements will not automatically terminate.

    5. COUNTERPARTS AND DELIVERY. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument. A signed copy of this Agreement delivered by facsimile or by emailing a copy in .pdf form shall be treated as an original and shall bind both parties just as would the exchange of originally signed copies.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the latest date set forth below.

AMERICAN CENTURY INVESTMENT    Kansas City Life Insurance Company
SERVICES, INC.                 Intermediary

By: Barry C. Mayhew            By: WM. A. Schalekamp
Name: Barry C. Mayhew              -----------------
      ---------------
Title: Senior Vice President   Name: William A. Schalekamp
       ---------------------         ---------------------
Date: 6/12/06                  Title: Senior Vice Pres., Gen. Counsel & Sec.
      -------                         --------------------------------------
                               Date: June 28, 2006
                                     -------------

                               Contact Name:         Gary K. Hoffman
                                                     ---------------
                               Address:              3520 Broadway
                                                     Kansas City, MO 64111
                               Phone No: _           (816) 753-7000
                               Email address:        Ghoffman@kclife.com

    If Intermediary trades through the NSCC, provide assigned NSCC trading numbers: _______________________________________________________________________
________________________________________________________________________________

American Century Assigned Trading Numbers: Dealer ft            7000049
                                                                -------
                                            TPA #  _____________________________

                                                                      ** 4r

                                                                American Century
                                                                   Investments

     WHAT AMERICAN CENTURY NEEDS FROM YOUR FIRM REGARDING RULE 22c2:
     ---------------------------------------------------------------

Intermediary Name:                    Kansas City Life Insurance Company
                                      ----------------------------------

INTERMEDIARY TRADING NUMBERS:
-----------------------------

NSCC Assigned Numbers: _____________
American Century Assigned Numbers:
Dealer#: 7000049
         -------
TPA#: __________________

CONTACTS INFORMATION: (INDIVIDUALS WHO WILL RESPOND TO OUR REQUESTS):
---------------------------------------------------------------------

    22c2 Operations Contact-Primary:
    --------------------------------
    Name:                             Gary K. Hoffman
                                      ---------------
    Address:                          3520 Broadway
                                      -------------
                                      Kansas City, MO 64111
                                      ---------------------
    Phone No:                         (816) 753-7000
                                      --------------
    Email address:                    Ghoffman@kclife.com
                                      -------------------

    22c2 Operations Contact-Secondary:
    ----------------------------------
    Name:                             William A. Schalekamp
                                      ---------------------
    Address:                          3520 Broadway
                                      -------------
                                      Kansas City, MO 64111
                                      ---------------------
    Phone No:                         (816)753-7000
                                      -------------
    Email address:                    bschalekamp@kclife.com
                                      ----------------------

    Compliance Officer:
    Name:                             Gary K. Hoffman
                                      ---------------
    Address:                          3520 Broadway
                                      -------------
                                      Kansas Cit y. MO 64111
                                      ----------------------
    Phone No:                         (816)753-7000
                                      -------------
    Email address:                    Ghoffman@kclife.com
                                      -------------------

AGREEMENT ACKNOWLEDGEMENT:
--------------------------

Who should receive an Email acknowledgement that Rule 22c2 Shareholder Information Agreement is in place between your firm and American
Century:

Name:      Gary K. Hoffman        Email address:        Ghoffman@kclife.com
           -----------------------                      -------------------
Phone No:  (816)753-7000
           -------------

Data Format:
------------

What method(s) does your firm plan use in submitting data to American Century upon your request, using the DTCC SDR format: (PLEASE SELECT ALL ACCEPTABLE FORMATS.)

       x  NSCC standardized system
       ---
    ----- Surpass PR3
    ----- External Website (accessible by fund companies on demand) ----- Other, please explain (will require conference call with
          American Century)

    ----------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  **MUST BE SENT BACK WITH SIGNED SHAREHOLDER INFORMATION AGREEMENT**

                        SHAREHOLDER INFORMATION AGREEMENT

    This AGREEMENT entered into as of 4/16/07, by and between Calamos Financial Services LLC as distributor to the Calamos family of mutual funds ("Fund Agent") and Kansas City Life Insurance Company ("Intermediary").

    WHEREAS, Fund Agent is the distributor for the Calamos family of mutual funds ("Funds"); and

    WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by the Fund in nominee name; and (ii) in the case of a participant-directed employee benefit plan that owns securities issued by the Fund (1) a retirement plan administrator under ERISA or (2) any entity that maintains the plan's participant records, and

    WHEREAS, pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Funds are required to enter into a written agreement with each Intermediary under which the Intermediary agrees to (i) provide, at the Fund's request, identity and transaction information about the shareholders who hold shares through an account with the Intermediary, and (ii) execute instructions from the Fund to restrict or prohibit future purchases or exchanges; and

    WHEREAS, this Agreement shall inure to the benefit of and shall be binding upon the undersigned and each such entity shall be either a Fund Agent or Intermediary for purposes of this Agreement (the Fund Agent and the Intermediary shall be collectively referred to herein as the "Parties" and individually as a "Party").

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Fund Agent and the Intermediary hereby agree as follows:

Shareholder Information:

    A. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), Individual/International Taxpayer Identification Number ("ITIN") or other government issued identifier ("GII"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information related to Shareholder-Initiated purchases and/or redemptions.

       i. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 180 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 180 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

      ii. FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to use reasonable efforts to: (i) promptly obtain and transmit the requested information; (ii) obtain assurances from the accountholder that the requested information will be provided directly to the Fund promptly; or (iii) if directed by the Fund, block further purchases of Fund Shares from such accountholder. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i), (ii) or (iii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

     iii. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

     B. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

        i. FORM OF INSTRUCTIONS. Instructions must include the TIN,
           ITIN, or GII, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, or GII is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

       ii. TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

      iii. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

     C. DEFINITIONS. For purposes of this paragraph:

        i. The term "Fund" includes the fund's principal underwriter and transfer agent. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

       ii. The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

      iii. The term "Shareholder" means the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name. For retirement plan record keepers the term "Shareholder" means the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares.

       iv. The term "Shareholder-Initiated" means a purchase or redemption transaction that is initiated or directed by a Shareholder, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) step-ups in annuity Contract value pursuant to the terms of the Contract or riders thereto; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

Calamos Financial Services LLC

By:
/s/ Philip E. Moriarty, II

Name: Philip E. Moriarty, II
Title: President

Intermediary: Kansas City Life Insurance
Company

By: Gary K. Hoffman
    ---------------

Name: Gary K. Hoffman
Title:   Chief Compliance Officer

                           2006 SUPPLEMENTAL AGREEMENT

This 2006 Supplemental Agreement is entered into as of October 1, 2006 by and between Dreyfus Service Corporation ("Dreyfus") on its behalf, and/or on behalf of one or more of the Funds for which it serves as primary underwriter, and the undersigned (the "Intermediary").

WHEREAS, Dreyfus and the Intermediary have previously entered into one or more of the agreements (the "Agreement") set forth on Attachment A to this Supplemental Agreement relating to certain funds ("Funds") for which Dreyfus is the principal underwriter and distributor of Fund Shares (as defined below);

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Dreyfus and the Intermediary hereby agree as follows:

A.   DEFINITIONS

     1. "Fund" includes the Funds covered by the Agreement and the Funds' principal underwriter and transfer agent. The term does not include any "exempted funds" as defined in Rule 22c-2(b) under the Investment Company Act of 1940 (the "1940 Act").

     2. "Shareholder" shall mean, as applicable, (a) the beneficial owner of Shares, whether the Shares are held directly by Shareholder or by the Intermediary in nominee name; (b) a Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares; or
         (c) the holder of interests in a Fund underlying a variable annuity or variable life insurance contract.

     3. "Written" communications include electronic communications and facsimile transmissions.

B.   SHAREHOLDER INFORMATION AND IMPOSITION OF TRADING RESTRICTIONS

     1. AGREEMENT TO PROVIDE INFORMATION. The Intermediary agrees to provide promptly, BUT NOT LATER THAN 10 BUSINESS DAYS, to the Fund, upon Written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) who have purchased, redeemed, transferred or exchanged Shares held through an account with the Intermediary (an "Account") during the period covered by the request and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or Account (if known), and transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer or exchange of Shares. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

         prior to the close of trading (the "Close of Trading") on the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. Eastern time) on a day the NYSE is open for business (a "Business Day") are received by the Intermediary prior to the Close of Trading on such Business Day and are not modified after the Close of Trading and that all such orders received, but not rescinded, by the Close of Trading are communicated to Dreyfus or its designee for that Business Day. Each transmission of Share orders by the Intermediary shall constitute a representation that such orders are accurate and complete and are as received by the Intermediary by the Close of Trading on the Business Day for which the orders are to be priced and that such transmission includes all Share orders received from customers, but not rescinded, by the Close of Trading.

D. ANTI-MONEY LAUNDERING PROGRAM PROCEDURES. The Intermediary represents and warrants that, to the extent required by applicable law, it has adopted policies and procedures to comply with all applicable anti-money laundering, customer identification, suspicious activity, currency transaction reporting and similar laws and regulations including the Bank Secrecy Act, as amended by the USA PATRIOT Act, and the regulations thereunder, and National Association of Securities Dealers ("NASD") Rule 3011. The Intermediary also represents and warrants that it will not purchase or sell Shares on behalf of any person on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control ("OFAC"), or other similar governmental lists, or in contravention of any OFAC maintained sanctions program. The Intermediary agrees to share information with the Fund for purposes of ascertaining whether a suspicious activity report ("SAR") is warranted with respect to any suspicious transaction involving Shares, provided that neither the Intermediary nor the Fund is the subject of the SAR. The Intermediary, if required to maintain an anti-money laundering program, also represents and warrants that it has filed the requisite certification with the Financial Crimes Enforcement Network ("FinCEN") to allow the Intermediary to share information pursuant to Section 314(b) of the USA PATRIOT Act.

E. Privacy. Pursuant to Regulation S-P promulgated by the Securities and Exchange Commission under the Gramm-Leach-Bliley Act ("Reg. S-P"), the Intermediary agrees to deliver the Funds' then current consumer privacy notice to any customer who purchases Shares from or through the Intermediary, at or prior to the time of the initial purchase, if the customer would be considered a "consumer" or "customer" (each as defined in Reg. S-P) of the Fund(s).

F. SUITABILITY ANALYSIS. To the extent that the Intermediary makes a recommendation to its customers regarding a transaction in Shares, the Intermediary agrees that it is its responsibility to fulfill its obligations under NASD rules and to determine the suitability of any Shares as investments for customers, and that Dreyfus has no responsibility for such determination.

     The Intermediary understands and acknowledges that the Funds may offer Shares in multiple classes, and the Intermediary represents and warrants that, to the extent the Intermediary is recommending transactions in Shares, it has established compliance procedures designed to ensure that, in offering more than one Share class of Funds to its customers, customers are made aware of the terms of each class of Shares offered, to

     3. All notices and other communications provided for under the terms of the Agreement shall be given in writing and delivered by personal delivery, by postage prepaid mail, or by facsimile or email.

     4. This Supplemental Agreement shall be governed and construed in accordance with the laws of the state of New York without regard to conflict of law principals, and shall bind and inure to the benefit of the parties hereto and their respective successor and assigns.

     5. The Agreement, including any Exhibits, Attachments or Appendices attached thereto, may be amended by Dreyfus upon 15 days' prior notice to Intermediary, and such amendment shall be deemed accepted by Intermediary upon the placement of any order for the purchase of Fund Shares or the acceptance of any fee payable under the Agreement after the effective date of any such amendment.

IN WITNESS WHEREOF, this Supplemental Agreement has been acknowledged and executed as of the date set forth below:

                                                   D/C 003567
                                                   KANSAS CITY LIFE INSURANCE CO

Dreyfus Service Corporation                        -----------------------------
                                                          Intermediary Name

Matthew Perrone                                    Gary K Hoffman
---------------                                    --------------
Signed                                             Signed

Matthew Perrone                                    Gary K Hoffman
---------------                                    --------------
Print Name                                         Print Name

Executive Vice President                           Assoc. General Counsel
------------------------                           ----------------------
Title                                              Title

9/26/06                                            9/19/06
-------                                            -------
Date                                               Date

  ----------------------

                        SHAREHOLDER INFORMATION AGREEMENT
                        ---------------------------------
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         This Shareholder Information Agreement ("Agreement") is entered into as of April 16, 2007, and is among Franklin/Templeton Distributors, Inc. ("Distributors") on behalf of each Fund, as defined below, and the Intermediary, as defined below. Unless otherwise specified, capitalized terms have the meaning set out under "Definitions," below.

         WHEREAS, Intermediary is a "financial intermediary" as that term is defined in Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Distributors serves as the principal underwriter to the Funds; and

         WHEREAS, Distributors and Intermediary wish to enter into this Agreement in accordance with Rule 22c-2 under the 1940 Act.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Distributors and Intermediary hereby agree as follows:

1.       SHAREHOLDER INFORMATION
         -----------------------

         1.1 AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund or its designee, Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

              1.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which transaction information is sought. The Fund or its designee may request transaction information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

                     (a) TIMING OF REQUESTS. Requests from the Fund or its designee for Shareholder information shall be made no more frequently than quarterly except as the Fund or its designee deems necessary to investigate compliance with policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

              1.1.2  FORM AND TIMING OF RESPONSE.

                     (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in Section 1.1, above. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom Intermediary has received the identification and transaction information specified in Section 1.1 above is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either: (i) provide (or arrange to have provided) the information set forth in Section
                          1.1 for those shareholders who hold an account with an indirect intermediary; or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or
                          (ii); and

                     (b) Responses required by this Section 1.1 must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and Intermediary; and

                     (c) To the extent practicable and agreed by the parties, the format for any transaction information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format.

              1.1.3 LIMITATIONS ON USE OF INFORMATION. Unless the Intermediary provides prior written consent, Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach- Bliley Act (Public Law 106-102) and comparable state laws.

2.       RESTRICTION OF TRADING
         ----------------------

         2.1 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund or its designee, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

              2.1.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

              2.1.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after Intermediary receives the instructions.

              2.1.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund or its designee that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

         2.2 CONSTRUCTION OF THE AGREEMENT; PARTICIPATION AGREEMENTS. The parties have entered into one or more agreements between or among them governing the purchase and redemption of shares of the Funds in connection with the Contracts (collectively, "Participation Agreements"). This Agreement supplements those Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Participation Agreement with regard to the requirements of Rule 22c-2, the terms of this Agreement shall control.

3.       MISCELLANEOUS PROVISIONS
         ------------------------

         3.1 REQUESTS PRIOR TO OCTOBER 16, 2007. Intermediary shall be able to promptly respond to requests for Shareholder information by no later than October 16, 2007. Information requests prior to October 16, 2007, shall be governed by whatever practices, if any, that Fund and Intermediary have previously utilized to govern such requests.

         3.2 TERMINATION. This Agreement will terminate upon the termination of the Participation Agreements and redemption of all shares in the Fund held by the Intermediary.

         3.3 INDEMNIFICATION. Distributors agrees to indemnify and hold Intermediary harmless from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorneys' fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund or its designee in response to a request for information pursuant to the terms of this Agreement ("Losses"). Distributors shall not be liable for Losses unless the Intermediary has provided adequate written notice to Distributors promptly after the summons or other first legal process. In addition, Distributors will be entitled to participate in, at its own expense, or shall be entitled to assume the defense thereof, consistent with the terms of the Participation Agreement.

         3.4 FORCE MAJEURE. The parties to this Agreement are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. Each party so affected shall promptly give written notice to the other parties and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such force majeure event.

4.       DEFINITIONS
         -----------

         As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

         The term "INTERMEDIARY" means: (i) the insurance company separate accounts listed on Attachment A of this Agreement (which is a part of this Agreement) as well as those identified in Schedule B of the Participation Agreement(s) to which Distributors and Intermediary are parties, as such Participation Agreement(s) may be amended from time to time; and (ii) the life insurance company depositor of such separate accounts.

         The term "FUND" shall mean each series of Franklin Templeton Variable Insurance Products Trust in which Intermediary invests and includes:
         (i) an administrator for the Fund; (ii) the principal underwriter or distributor for the

         Fund; and (iii) the transfer agent for the Fund. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the 1940 Act.

         The term "SHARES" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the 1940 Act that are held by Intermediary.

         The term "SHAREHOLDER" means the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

         The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as part of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as part of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) as pre-arranged transfers at the conclusion of a required free look period.

         The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

         The term "WRITTEN" includes electronic writings.

         IN WITNESS WHEREOF, each party has caused a duly authorized officer or representative to execute this Agreement.

                                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                  By:   /s/ Thomas M. Regner
                                  Name: Thomas M. Regner
                                  Title: Senior Vice President

                                  KANSAS CITY LIFE INSURANCE COMPANY on
                                  behalf of itself and the Separate Accounts referenced in this Agreement

                                  By  Gary K. Hoffman
                                      ---------------
                                  Name: Gary K. Hoffman
                                        ---------------

                                  Title: Chief Compliance Officer
                                         ------------------------

                                  ATTACHMENT A
                                  ------------

Name of Insurance Company:
--------------------------

         Kansas City Life Insurance Company

Name of Separate Account(s):
----------------------------

         Kansas City Life Variable Annuity Separate Account
         Kansas City Life Variable Life Separate Account

                        SHAREHOLDER INFORMATION AGREEMENT

THIS SHAREHOLDER INFORMATION AGREEMENT entered into as of (March 7) 2007 by and between Federated Securities Corp., ("FSC") a Pennsylvania corporation, and Kansas City Life Insurance Company ("Insurer"), a Missouri Corporation

WHEREAS, Insurer has entered into fund participation agreement(s) with FSC to make certain mutual funds available to retirement benefit plans and annuity policies serviced by Insurer;

WHEREAS, the Funds have adopted policies and procedures to protect the Funds and their respective shareholders from potentially harmful frequent trading;

WHEREAS, such policies and procedures include reserving the right to reject certain transactions initiated by plan participants and individual annuity owners;

WHEREAS, this Agreement is being entered into to assist the Funds in meeting their goal of restricting potentially harmful frequent trading within the Funds;

NOW THEREFORE, in consideration of the terms covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. The term "Fund" shall mean an open-ended management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.1

The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Insurer ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) pursuant to a Contract death benefit; (ii) one-time

-------------------------------

As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (I) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

step-up in Contract value pursuant to a Contract death benefit; (iii) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (iv) prearranged transfers at the conclusion of a required free look period.

The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term "written" includes electronic writings and facsimile transmissions.

2. AGREEMENT TO PROVIDE INFORMATION. Insurer agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Insurer during the period covered by the request. Unless otherwise specifically requested by the Fund, the Insurer shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder- Initiated Transfer Redemptions.

3. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 180 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 180 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

4. TIMING OF REQUESTS. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

5. FORM AND TIMING OF RESPONSE. (a) Insurer agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in paragraph 2 hereof. If requested by

-------------------------------

* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine- digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

the Fund or its designee, Insurer agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in paragraph 2 hereof is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in paragraph 2 hereof for those shareholders who hold an account with an indirect intermediary or
(ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Insurer additionally agrees to inform the Fund whether it plans to perform
(i) or (ii); (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Insurer; and (c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

6. LIMITATIONS ON USE OF INFORMATION. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

7. AGREEMENT TO RESTRICT TRADING. Insurer agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Insurer's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Insurer. Instructions must be received by Insurer at the following address, or such other address that Insurer may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                                       Marci Alexander
                                       ---------------
                                        malexander@kclife.com
                                        ---------------------
                                        (816) 753-5741
                                        ----------------------------

8. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Insurer, Fund agrees to provide to the Insurer, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

9. TIMING OF RESPONSE. Insurer agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Insurer.

10. CONFIRMATION by INSURER. Insurer must provide written confirmation to the Fund that instructions have been executed. Insurer agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

11. CONSTRUCTION OF THE AGREEMENt - FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

12. TERMINATION. This Agreement will terminate upon the termination of the Fund Participation Agreement(s).

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

FEDERATED SECURITIES CORP.

By:    /s/ Thomas E. Terit

Name:  Thomas E. Terit
       ------------------------

Title: President
       ------------------------

INSURER NAME: Kansas City Life Insurance Company
              ----------------------------------------------
              (please enter full legal name of entity above)

By: Gary K. Hoffman
    ---------------

Name: Gary K. Hoffman
      ---------------

Title: Chief Compliance Officer
       ------------------------

                          J. P. MORGAN SERIES TRUST II
                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

The insurance company executing this Amendment, Kansas City Life Insurance Company ("Insurance Company"), and J.P. Morgan Series Trust II (the "Trust"), on behalf of itself and each of its series (each a "Fund", collectively, the "Funds"), hereby agree to amend the Fund Participation Agreement dated_________, to which they are parties (the "Agreement"), as of April 17, 2007, by adding the following provisions effective as of October 16, 2007, as mandated by Rule 22c-2 of the Investment Company Act of 1940 (the "Investment Company Act"). This Amendment supplements the Agreement; to the extent terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

ARTICLE XV SHAREHOLDER INFORMATION

         15.1 AGREEMENT TO PROVIDE INFORMATION. Insurance Company agrees to provide the Fund, or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII"), and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an Insurance Company Fund Account maintained by the Insurance Company during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

               15.1.1 Period Covered by Request. Requests must set forth a specific period, not to exceed one year from the date of the request, for which transaction information is sought. A request may be ongoing and continuous (e.g., for each trading day throughout the year) or for specified periods of time. The Fund may request transaction information older than one year from the date of the request as it deems necessary to investigate compliance with policies established or utilized by the Fund for the purpose of eliminating or reducing market timing and abusive trading practices.

                       15.1.1.a Timing of Requests. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any market timing and abusive trading practices.

               15.1.2 Form and Timing of Response. (a) Insurance Company agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in 15.1. If requested by the Fund, or its designee,

               Insurance Company agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in 15.1 is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund, or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in 15.1 for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Insurance Company additionally agrees to inform the Fund whether it plans to perform (i) or (ii). (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Insurance Company; and
               (c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

               15.1.3 Limitations on Use of Information. The Fund agrees not to use the information received pursuant to this Amendment for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

         15.2 Agreement to Restrict Trading. Insurance Company agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Insurance Company Fund Account) that violate policies established by the Fund for the purpose of eliminating or reducing market timing and abusive trading practices. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Insurance Company. Instructions must be received by us at the following address, or such other address that Insurance Company may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

               15.2.1 Form of Instructions. Instructions to restrict or prohibit trading must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

               15.2.2 Timing of Response. Insurance Company agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

               15.2.3 Confirmation by Insurance Company. Insurance Company must provide written confirmation to the Fund that instructions have been executed. Insurance Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

         15.3  Definitions. For purposes of this Amendment:

               15.3.1 The term "Insurance Company Fund Account" means an omnibus account with the Fund maintained by Insurance Company.

               15.3.2 The term "Fund" includes JPMorgan Distribution Services, Inc., which is the Fund's principal underwriter, the Fund's transfer agent and the series of the Trust listed in the Agreement.

               15.3.3 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by or through an Insurance Company Fund Account.

               15.3.4 The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Insurance Company ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

               15.3.5 The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit;
               (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or
               (v) pre-arranged transfers at the conclusion of a required free look period.

               15.3.6 The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

               15.3.7 The teiiu "written" and/or "in writing" includes electronic writings and facsimile transmissions.

               15.3.8 The term "Insurance Company" shall mean a "financial intermediary" as defined in Rule 22c-2 of the Investment Company Act.

               15.3.9 The term "purchase" does not include the automatic reinvestment of dividends.

               15.3.10 The term "promptly" as used in 15.1.2 shall mean as soon as practicable but in no event later than 10 business days from the Insurance Company's receipt of the request for information from the Fund, or its designee.

                                    Kansas City Life Insurance Company

                                    Authorized Signer: Gary K. Hoffman
                                                       ---------------

                                    Name: Gary K. Hoffman
                                          ---------------

                                    Title: CHIEF COMPLIANCE OFFICE
                                           -----------------------

                                    Date: 3/5/07
                                          ------

                                    J.P. Morgan Series Trust II

                                    Authorized Signer:   ______________________

                                    Name: _____________________________________

                                    Title: ____________________________________

                                    Date: _____________________________________

                  RULE 22C-2 SHAREHOLDER INFORMATION AGREEMENT

This Agreement entered into as of October 16, 2006 or such other compliance date mandated by Rule 22C-2 of the Investment Company Act of 194o ("Rule 22c-2"), whichever is later, by and between MFS Fund Distributors, Inc. ("MFD") and the party signing below ("Intermediary").

WHEREAS, MFD is the principal underwriter for the MFS funds ("Funds");

WHEREAS, the Intermediary offers or otherwise makes available the Funds to or for clients of Intermediary;

WHEREAS, Rule 22c-2 requires MFD or the Funds to enter into a shareholder information agreement with each financial intermediary, as defined by Rule 22c-2; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Funds in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, MFD and Intermediary hereby agree as follows:

A. AGREEMENT TO PROVIDE INFORMATION. To the extent Intermediary is a financial intermediary as defined in Rule 22c-2 of the Investment Company Act of 1940, Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, trans fer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request.

         (1) PERIOD COVERED by REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund or its designee may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         (2) FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on Intermediary's books and records to the Fund or its designee promptly and in a secure manner, but in any event not later than 5 business days, after receipt of a request. If the requested information is not on Intermediary's books and records but on the books and records of an indirect intermediary, Intermediary agrees to: (i) use reasonable efforts to provide or arrange to provide to the Fund or its designee the requested information regarding shareholders who hold an account with an indirect intermediary; or
         (ii) if directed by the Fund or its designee, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in Rule 22c-2 under the Investment Company Act of 1940.

         (3) LIMITATIONS ON USE OF INFORMATION. The Fund agrees to use the information provided solely for the purposes of facilitating the Fund's compliance with Rule 22C-2, and not for marketing or any other purpose without Intermediary's prior written consent.

B. Agreement to Restrict Trading. Intermediary agrees to execute written instruction from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

         (i) FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

         (2) Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later five business days after Intermediary's receipt of the instructions.

         (3) Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund or its designee that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

C.       Definitions. For purposes of this paragraph:
         (1) The term "Fund" includes the fund's principal underwriter and transfer agent. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

         (2) The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by Intermediary.

         (3) The term "Shareholder" means the beneficial owner of Shares, whether the Shares are held directly or by Intermediary in nominee name.

         (4) The term "written" includes electronic writings and facsimile transmissions.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

MFS FUND DISTRIBUTORS, INC.

By: James A. Jessee
Title: President
                   Kansas City Life
-----------------------------------
                   (Name of Intermediary)

By: Gary K. Hoffman                                  Date: 9/7/06
    ---------------                                        ------
Name:                                                Title.
      ---------------------------------------               --------------------

                         RULE 22C-2 AGREEMENT

This Rule 22c-2 Agreement (the "Agreement") is made and entered into by and among each of the registered investment companies identified on Exhibit A hereto (each a "Fund," and together, the "Funds") and the firm named on the signature page hereto (the "Intermediary").

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 requires the Funds to enter into written agreements with financial intermediaries that hold mutual fund shares on behalf of other investors, under which the financial intermediaries must agree to provide certain shareholder identity and transaction information at the request of the mutual fund and carry out certain instructions from the Funds; and

WHEREAS, the Intermediary is permitted to sell shares or otherwise maintains accounts which hold shares for the benefit of a shareholder or shareholders of the Funds; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Funds and the Intermediary hereby agree as follows:

1.  DEFINITIONS. For purposes of this Agreement:

         1.1 The term "Funds" means each of the Funds set forth on Exhibit A, which may be amended as provided in Section 6 hereof. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the Investment Company Act of 1940.

         1.2 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the Investment Company Act of 1940 that are held by the Intermediary.

         1.3 The term "Shareholder" means the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name.1

         1.4 THE TERM "SHAREHOLDER-INITIATED TRANSFER PURCHASE" MEANS A TRANSACTION THAT IS INITIATED OR DIRECTED BY A SHAREHOLDER THAT RESULTS IN THE TRANSFER OF ASSETS WITHIN A CONTRACT TO A FUND, BUT DOES NOT INCLUDE TRANSACTIONS THAT ARE EXECUTED: (I) AUTOMATICALLY PURSUANT TO A CONTRACTUAL OR SYSTEMATIC PROGRAM OR ENROLLMENT SUCH AS TRANSFER OF ASSETS WITHIN A CONTRACT TO A FUND AS A RESULT OF "DOLLAR COST AVERAGING"

---------------------------------
(1) For purposes of this Agreement, the underlying plan participants in any participant-directed employee benefit plan (a "Plan") shall be deemed to be the beneficial owners of Shares held by or for the benefit of such Plan.

              PROGRAMS, INSURANCE COMPANY APPROVED ASSET ALLOCATION PROGRAMS, OR AUTOMATIC REBALANCING PROGRAMS; (II) PURSUANT TO A CONTRACT DEATH BENEFIT; (III) STEP-UPS IN ANNUITY CONTRACT VALUE PURSUANT TO THE TERMS OF THE CONTRACT OR RIDERS THERETO; (IV) ALLOCATION OF ASSETS TO A FUND THROUGH A CONTRACT AS A RESULT OF PAYMENTS SUCH AS LOAN REPAYMENTS, SCHEDULED CONTRIBUTIONS, RETIREMENT PLAN SALARY REDUCTION CONTRIBUTIONS, OR PREMIUM PAYMENTS TO THE CONTRACT; OR (V) PRE-ARRANGED TRANSFERS AT THE CONCLUSION OF A REQUIRED FREE LOOK PERIOD.

         1.5 THE TERM "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" MEANS A TRANSACTION THAT IS INITIATED OR DIRECTED BY A SHAREHOLDER THAT RESULTS IN THE TRANSFER OF ASSETS WITHIN A CONTRACT OUT OF A FUND, BUT DOES NOT INCLUDE TRANSACTIONS THAT ARE EXECUTED: (I) AUTOMATICALLY PURSUANT TO A CONTRACTUAL OR SYSTEMATIC PROGRAM OR ENROLLMENTS SUCH AS TRANSFERS OF ASSETS WITHIN A CONTRACT OUT OF A FUND AS A RESULT OF ANNUITY PAYOUTS, LOANS, SYSTEMATIC WITHDRAWAL PROGRAMS, INSURANCE COMPANY APPROVED ASSET ALLOCATION PROGRAMS AND AUTOMATIC REBALANCING PROGRAMS; (II) AS A RESULT OF ANY DEDUCTION OF CHARGES OR FEES UNDER A CONTRACT; (III) WITHIN A CONTRACT OUT OF A FUND AS A RESULT OF SCHEDULED WITHDRAWALS OR SURRENDERS FROM A CONTRACT; OR (IV) AS A RESULT OF PAYMENT OF A DEATH BENEFIT FROM A CONTRACT.

2.  SHAREHOLDER INFORMATION

         2.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Funds, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every SHAREHOLDER-INITIATED purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Intermediary may rely upon and shall respond to written requests for any such information made on behalf of the Funds by Seligman Advisors, Inc. ("SAI"), the principal underwriter for the Funds, or by a transfer agent for the Funds, Seligman Data Corp. ("SDC") or State Street Bank and Trust Company ("SSBT"), as the case may be.

               2.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 180 days from the date of the request, for which transaction information is sought. The Funds may request transaction information older than 180 days from the date of the request as it deems necessary to investigate compliance with policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

               2.1.2 FORM AND TIMING OF RESPONSE. Intermediary agrees to transmit the requested information that is on its books and records to the Funds or their designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide the Funds the requested information regarding Shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Funds, block further purchases of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Funds, whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. For purposes of this provision, an "indirect intermediary" has the same meaning as in Rule 22c-2 under the Investment Company Act of 1940.

               2.1.3 LIMITATIONS ON USE OF INFORMATION. The Funds agree not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

         2.2 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Funds to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Funds as having engaged in transactions of the Funds' Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Funds. Intermediary may rely upon and shall respond to any such written instructions made on behalf of the Funds by SAI, SDC or SSBT.

               2.2.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

               2.2.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than 5 business days after receipt of the instructions by the Intermediary.

               2.2.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Funds that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed.

         2.3 EFFECT OF NONCOMPLIANCE. If Intermediary fails to transmit information pursuant to Sections 2.1, 2.1.1 and 2.1.2 above, or execute instructions pursuant to Sections 2.2, 2.2.1, 2.2.2 and
               2.2.3 above, the Funds may cease accepting trades in Fund shares placed by Intermediary until Intermediary complies with such requests or instructions.

3. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties as to the Intermediary's obligations with respect to the matters discussed herein. This Agreement is not intended to amend or terminate any other agreements between the parties which relate to the Funds; provided, however, that: (i) to the extent that provisions of any other agreement among the parties are inconsistent with this Agreement, this Agreement shall control with respect to the matters discussed herein, and (ii) a breach of this Agreement shall constitute cause to terminate any other agreements among the parties which relate to the Funds. The obligations of each of the Funds under this Agreement are several and not joint and no Fund shall be responsible for the acts or omissions of any other Fund.

4. ASSIGNMENT. The Intermediary shall not have the right to assign this Agreement without the prior written consent of the Funds, which consent maybe withheld by the Funds if other necessary agreements related to the maintenance of Shareholder accounts in the Funds are not also assigned or otherwise negotiated with the party to which the Intermediary desires to assign this Agreement. The Funds may assign this agreement to any other affiliated entity which undertakes the role of principal underwriter or transfer agent for the Funds.

5. AMENDMENT. The Funds may amend this Agreement by providing advance written notice of any such amendments to the Intermediary. If the Intermediary continues to maintain such accounts which hold shares of the Funds 60 days after the receipt of such amendment(s), the Intermediary shall be deemed to have agreed to all terms and conditions set forth in such amendments. An open-end, registered investment company managed by J. & W. Seligman & Co. Incorporated or its affiliates may become a party to this agreement upon notice to the Intermediary, at which point the terms of this agreement shall apply.

6. TERMINATION. A Fund may terminate this Agreement by providing written notice of termination to the Intermediary. The Intermediary may terminate this Agreement by providing 60 days' written notice of termination to the Funds; provided, however, that no such notice of termination shall be effective so long as the Intermediary continues to hold accounts which hold Shares of the Funds.

7. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to provisions relating to conflict of laws and the Investment Company Act of 1940.

    IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date indicated below.

AGREED AND ACCEPTED:

Seligman Group of Funds, as set forth on Exhibit A

______________________
By:
Title:

Kansas City Life Insurance Company

Gary K. Hoffman
---------------
By: Gary K. Hoffman
Title: Chief Compliance Officer

Date: March 29, 2007

Address:      3520 Broadway
              Kansas City, MO 64111

                                    EXHIBIT A
                                    ---------

SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN CORE FIXED INCOME FUND, INC.
(FORMERLY SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.)
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
SELIGMAN INCOME AND GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
SELIGMAN MUNICIPAL FUND SERIES, INC.
SELIGMAN MUNICIPAL SERIES TRUST
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
SELIGMAN PORTFOLIOS, INC.
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.
SELIGMAN VALUE FUND SERIES, INC.

--------------------------------------------------------------------------------
                          SUPPLEMENT DATED MAY 1, 2007,
                         TO PROSPECTUS DATED MAY 1, 2007
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                        VARIABLE UNIVERSAL LIFE CONTRACT

                                   CONNECTICUT
--------------------------------------------------------------------------------

For contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

o Add the following paragraph to the Transfer Privilege on page 25 of the Prospectus.

     RIGHT TO EXCHANGE -- The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5630                                                                       5-01b

--------------------------------------------------------------------------------
                          SUPPLEMENT DATED MAY 1, 2007,
                         TO PROSPECTUS DATED MAY 1, 2007
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                        VARIABLE UNIVERSAL LIFE CONTRACT

                                    MARYLAND
--------------------------------------------------------------------------------

For contracts sold in the state of Maryland, we change the Prospectus as follows:

o Add the following wording after the "Guaranteed Payment Period and Guaranteed Monthly Premium" section of the Prospectus on page 37:

       NO-LAPSE MONTHLY PREMIUM AND NO-LAPSE PAYMENT PERIOD -- In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total Premiums you pay is greater than or equal to the sum of:

       (1) the accumulated No-Lapse Monthly Premiums in effect on each prior Monthly Anniversary Date; and

       (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

       The No-Lapse Payment Period is fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue Age and sex. We include additional Premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

o Add the following paragraph to the "Premium Payments Upon Increase in Specified Amount" section on page 18 of the Prospectus:

       A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

o Delete the "After the Guaranteed Payment Period" section on page 38 of the Prospectus and replace it with the following:

       AFTER THE GUARANTEED PAYMENT PERIOD BUT DURING THE NO-LAPSE PAYMENT PERIOD -- A Grace Period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

       After the No-Lapse Period A Grace Period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the Grace Period to keep the Contract in force.

o Add the following paragraph to the "Changes in Specified Amount" section on page 40 of the Prospectus:

       In addition, a new No-Lapse Payment Period begins on the effective date of the increase and will continue for fifteen years. We will recalculate the Contract's No- Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract's No-Lapse Monthly Premium will also generally be increased. See "No-Lapse Monthly Premium and No-Lapse Payment Period" above.

5629                                                                     5-01b